Exhibit 99.1

Lincoln Statistical Report

Second Quarter

2004

Lincoln Financial Group

This document is dated July 28, 2004. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

Lincoln Financial Group

Statistical Report

Second Quarter

2004

Table of Contents

LFG Analyst Coverage

Notes

Financial Highlights	1 - 5

Eleven-Year Summary	6
Quarterly Summary	7

Reconciliation of Business Segments to Consolidated Income Statement	8 - 9
Statement of Consolidated Income	10 - 11
Reconciliation of Business Segments to Consolidated Balance Sheets	12 -13
Five-Year Comparative Balance Sheet	14
Quarterly Balance Sheet	15

Lincoln Retirement
Income Statement & Operational Data	16 - 17
Account Value Roll Forward	18 - 19

Life Insurance
Income Statement	20 - 21
Operational Data	22
Account Value Roll Forward	23 - 24

Investment Management
Income Statement	25 - 26
Assets Under Management Roll Forward	27 - 28

Lincoln UK
Income Statement	29 - 30
Operational Data	31

Other Operations	32

Consolidated
Domestic Retail Deposits / Account Balances	33
Total Domestic Net Flows	33
Assets Managed	34
Investment Data	35
Common Stock / Debt Information	36

NOTES

Definitions and Presentation

•	Income from Operations represents net income excluding the after-tax effects of the items below, as applicable. Income from Operations is an internal measure used by LNC in the management of its operations. Management believes that this performance measure explains the results of operations of the LNC’s ongoing operations in a manner that allows for a better understanding of the underlying trends in LNC’s current business.

•	Realized gains or losses on investments and derivatives,

•	Restructuring charges,

•	Gains (losses) related to reinsurance embedded derivatives/trading account assets,

•	The cumulative effect of accounting changes,

•	Reserve changes on business sold through reinsurance net of related deferred gain amortization,

•	Gains (losses) on the sale of subsidiaries and blocks of business,

•	Certain other items

•	Operating revenue represents revenue excluding the following, as applicable:

•	Realized gains or losses on investments and derivatives,

•	Gains (losses) related to reinsurance embedded derivatives/trading account assets,

•	Gains (losses) on the sale of subsidiaries and blocks of business,

•	Deferred gain amortization related to reserve changes on business sold through reinsurance,

•	Certain other items

•	Return on capital measures the effectiveness of LNC’s use of its total capital, which includes equity (excluding accumulated other comprehensive income), debt and junior subordinated debentures issued to affiliated trusts. Return on capital is calculated by dividing income from operations (after adding back interest expense) by average capital. The difference between return on capital and return on shareholders’ equity represents the effect of leveraging on LNC’s consolidated results.

•	Accumulated other comprehensive income (“AOCI”) represents unrealized gains (losses) on investments, net gain on derivative instruments, foreign currency translation adjustments and minimum pension liability adjustments, net of tax.

•	Certain operating and statistical measures are included in this report to provide supplemental data that indicate trends in LNC’s current business. These measures include deposits, net flows, first year premium, inforce, spread, and assets under management.

•	On May 5, 2004, LNC announced that it entered into a management buyout agreement to sell its London-based international investment unit. LNC anticipates the sale will close in the third quarter of 2004. Certain metrics pages (2, 27A, 28A, 33A, 34A) have been presented excluding the institutional investment assets managed by the London-based international investment unit.

•	Certain reclassifications have been made to the prior periods presented to conform to the June 30, 2004 presentation.

Accounting Changes

•	Effective January 1, 2004 LNC Implemented the Statement of Position 03-1, “Accounting and reporting by Insurance Enterprises for certain nontraditional long-duration contracts and for Separate Accounts (“the SOP”). Among other things, the SOP establishes standards for computing reserves for products with guaranteed benefits such as GMDB and for certain riders for Universal Life contracts. The effects of implementing the SOP, including any related effects on DAC from changes in estimated gross profits resulting from implementing the provisions of the SOP are to be recorded as a cumulative effect adjustment. In the first quarter of 2004, LNC recorded a cumulative effect adjustment of $24.5 million ($21.8 million in Lincoln Retirement and $2.7 million in Life Insurance segments) upon implementation of the SOP.

ii

Financial Highlights

Unaudited [Millions of Dollars, except Common Share Data]

	For the Quarter Ended June 30				For the Six Months Ended June 30
	2004 Amount	2003 Amount	Change	% Change	2004 Amount	2003 Amount	Change	% Change
Net Income	187.0	142.7	44.3	31.0%	317.5	184.3	133.2	72.3%
Less:
Realized gains (losses) on investments	(11.6)	(1.1)	(10.4)		(19.4)	(59.4)	39.9
Gains (losses) on derivatives	(1.8)	(0.6)	(1.2)		(4.3)	(1.8)	(2.5)
Net gain (loss) on reinsurance
derivative/trading account securities	6.7	—	6.7		3.9	—	3.9
Reserve development/ amortization of related deferred gain	0.2	(0.1)	0.3		0.4	(0.2)	0.7
Gain on sale of subsidiaries/ businesses	15.6	—	15.6		15.6	—	15.6
Restructuring charges	(3.5)	(8.8)	5.3		(10.9)	(12.3)	1.4
Cumulative effect of accounting change	—	—			(24.5)	—	(24.5)

Income from Operations	181.4	153.3	28.0	18.3%	356.7	258.1	98.6	38.2%

Net Income - By Segment
Lincoln Retirement	94.2	81.7	12.4	15.2%	165.9	88.6	77.3	87.2%
Life Insurance	72.0	65.6	6.4	9.8%	139.5	114.1	25.5	22.4%
Investment Management	14.5	4.6	9.9	217.1%	24.5	5.6	18.9
Lincoln UK	17.2	12.4	4.8	38.6%	23.2	19.3	3.9	20.3%
Corporate & Other	(10.9)	(21.6)	10.7		(35.7)	(43.3)	7.5

Total	187.0	142.7	44.3	31.0%	317.5	184.3	133.2	72.3%

Income from Operations - By Segment
Lincoln Retirement	101.8	86.1	15.7	18.2%	204.0	143.5	60.4	42.1%
Life Insurance	76.2	71.8	4.4	6.1%	150.9	132.4	18.5	14.0%
Investment Management	13.4	4.5	8.8	194.9%	25.9	5.8	20.0	342.5%
Lincoln UK	10.7	12.4	(1.7)	(13.7%)	16.9	19.3	(2.4)	(12.4%)
Corporate & Other	(20.7)	(21.5)	0.8		(41.0)	(43.0)	2.0

Total	181.4	153.3	28.0	18.3%	356.7	258.1	98.6	38.2%

Earnings per share (diluted)
Net Income	$1.04	$0.80	$0.24	30.1%	$1.75	$1.03	$0.72	69.8%
Less:
Realized gains (losses) on investments	($0.06)	($0.01)	($0.05)		($0.11)	($0.33)	$0.22
Gains (losses) on derivatives	($0.01)		($0.01)		($0.02)	($0.01)	($0.01)
Net gain (loss) on reinsurance
derivative/trading account securities	$0.04		$0.04		$0.02		$0.02
Reserve development/ amortization of related deferred gain
Gain on sale of subsidiaries/ businesses	$0.09		$0.09		$0.09		$0.09
Restructuring charges	($0.02)	($0.05)	$0.03		($0.06)	($0.07)	$0.01
Cumulative effect of accounting change					($0.14)		($0.14)

Income from Operations	$1.00	$0.86	$0.14	16.3%	$1.97	$1.44	$0.53	36.8%

Revenue	1,358.7	1,213.2	145.6	12.0%	2,617.7	2,312.5	305.3	13.2%
Less:
Realized gains (losses) on investments	(17.8)	(1.7)	(16.1)		(29.8)	(91.3)	61.5
Gains (losses) on derivatives	(2.8)	(1.0)	(1.9)		(6.7)	(2.8)	(3.8)
Gain (loss) on reinsurance
derivative/trading account securities	10.3	—	10.3		6.1	—	6.1
Amortization of deferred gain-reserve development	0.3	(0.2)	0.5		0.7	(0.4)	1.0
Gain on sale of subsidiaries/ businesses	24.1	—	24.1		24.1	—	24.1

Operating Revenue	1,344.7	1,216.0	128.6	10.6%	2,623.5	2,407.0	216.5	9.0%

Revenue - By Segment
Lincoln Retirement	524.5	486.4	38.1	7.8%	1,041.0	884.2	156.8	17.7%
Life Insurance	478.9	474.0	4.9	1.0%	958.1	931.6	26.5	2.8%
Investment Management	140.8	116.4	24.4	20.9%	273.6	218.5	55.2	25.2%
Lincoln UK	91.0	60.2	30.8	51.2%	166.8	129.1	37.7	29.2%
Corporate & Other	123.6	76.1	47.4	62.3%	178.3	149.2	29.1	19.5%

Total	1,358.7	1,213.2	145.6	12.0%	2,617.7	2,312.5	305.3	13.2%

Operating Revenue - By Segment
Lincoln Retirement	534.4	487.0	47.5	9.7%	1,062.4	962.5	99.9	10.4%
Life Insurance	484.8	476.2	8.5	1.8%	968.1	947.0	21.2	2.2%
Investment Management	139.0	116.3	22.6	19.5%	274.2	218.8	55.3	25.3%
Lincoln UK	81.0	60.2	20.8	34.5%	157.1	129.1	28.0	21.7%
Corporate & Other	105.5	76.3	29.2	38.3%	161.6	149.6	12.1	8.1%

Total	1,344.7	1,216.0	128.6	10.6%	2,623.5	2,407.0	216.5	9.0%

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

Financial Highlights

Unaudited [Billions of Dollars]

	For the Quarter Ended June 30				For the Six Months Ended June 30
	2004 Amount	2003 Amount	Change	% Change	2004 Amount	2003 Amount	Change	% Change
Operational Data by Segment
Lincoln Retirement
Gross Deposits	2.203	1.363	0.840	61.6%	4.427	2.787	1.639	58.8%
Net Flows	0.701	0.099	0.601	604.7%	1.412	0.195	1.217	625.2%
Account Values (Gross)	59.874	51.321	8.553	16.7%	59.874	51.321	8.553	16.7%
Account Values (Net of Reinsurance)	57.541	49.152	8.389	17.1%	57.541	49.152	8.389	17.1%

Life Insurance Segment
First Year Premium - Retail (in millions)	197.764	173.479	24.285	14.0%	393.331	344.183	49.147	14.3%
First Year Premium - COLI (in millions)	9.856	61.786	(51.930)	(84.0%)	24.082	72.357	(48.275)	(66.7%)
First Year Premium - Total (in millions)	207.620	235.265	(27.645)	(11.8%)	417.412	416.540	0.873	0.2%
In-force	293.247	266.467	26.780	10.1%	293.247	266.467	26.780	10.1%
Account Values	13.770	12.663	1.107	8.7%	13.770	12.663	1.107	8.7%

Investment Management Segment
Retail Deposits	2.117	1.282	0.835	65.1%	4.568	2.423	2.145	88.5%
Retail Net Flows	0.617	0.302	0.315	104.3%	1.585	0.316	1.269	401.2%
Institutional In-flows	3.331	0.853	2.478	290.6%	5.954	1.939	4.015	207.1%
Institutional Net Flows	2.043	0.289	1.754	607.1%	3.703	0.618	3.085	498.8%
Total Net Flows	2.660	0.591	2.069	350.0%	5.289	0.935	4.354	465.8%
Assets Under Management - Retail and Inst’l	69.643	52.456	17.187	32.8%	69.643	52.456	17.187	32.8%
Assets Under Management - Insurance Assets	42.528	43.857	(1.329)	(3.0%)	42.528	43.857	(1.329)	(3.0%)
Assets Under Management - Total Segment	112.172	96.313	15.858	16.5%	112.172	96.313	15.858	16.5%

Consolidated
Domestic Retail Deposits	4.648	2.960	1.689	57.1%	9.553	5.839	3.714	63.6%
Domestic Retail Account Balances	95.860	81.283	14.577	17.9%	95.860	81.283	14.577	17.9%
Domestic Retail Net Flows	1.669	0.723	0.945	130.7%	3.501	1.291	2.210	171.2%
Domestic Deposits	7.945	3.788	4.157	109.8%	15.453	7.700	7.753	100.7%
Domestic Net Flows	3.710	1.021	2.690	263.5%	7.241	1.889	5.352	283.4%
Assets Under Management	151.281	127.397	23.884	18.7%	151.281	127.397	23.884	18.7%

Operational Data (excluding Institutional Assets Managed by Delaware’s London-based International Investment Unit)
Investment Management Segment
Retail Deposits	2.117	1.282	0.835	65.1%	4.568	2.423	2.145	88.5%
Retail Net Flows	0.617	0.302	0.315	104.3%	1.585	0.316	1.269	401.2%
Institutional In-flows	1.443	0.502	0.940	187.1%	2.721	1.420	1.301	91.6%
Institutional Net Flows	0.367	(0.039)	0.405	N/M	0.902	0.521	0.381	73.1%
Total Net Flows	0.983	0.264	0.720	273.1%	2.487	0.837	1.650	197.1%
Assets Under Management - Retail and Inst’l	49.085	39.256	9.829	25.0%	49.085	39.256	9.829	25.0%
Assets Under Management - Insurance Assets	42.528	43.857	(1.329)	(3.0%)	42.528	43.857	(1.329)	(3.0%)
Assets Under Management - Total Segment	91.614	83.113	8.500	10.2%	91.614	83.113	8.500	10.2%

Consolidated
Domestic Retail Deposits	4.648	2.960	1.689	57.1%	9.553	5.839	3.714	63.6%
Domestic Retail Account Balances	95.860	81.283	14.577	17.9%	95.860	81.283	14.577	17.9%
Domestic Retail Net Flows	1.669	0.723	0.945	130.7%	3.501	1.291	2.210	171.2%
Domestic Deposits	6.056	3.437	2.619	76.2%	12.220	7.181	5.039	70.2%
Domestic Net Flows	2.034	0.693	1.341	193.4%	4.439	1.791	2.648	147.9%
Assets Under Management	130.723	114.197	16.526	14.5%	130.723	114.197	16.526	14.5%

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

Financial Highlights

Unaudited [Millions of Dollars, except Common Share Data]

	For the Quarter Ended June 30				For the Six Months Ended June 30
	2004 Amount	2003 Amount	Change	% Change	2004 Amount	2003 Amount	Change	% Change
Balance Sheet Assets - End of Period	109,317.9	99,532.8	9,785.1	9.8%	109,317.9	99,532.8	9,785.1	9.8%
Shareholders’ Equity
Beg of Period (including AOCI)	6,143.5	5,450.0	693.5		5,811.6	5,347.5	464.1
End of Period (including AOCI)	5,518.9	5,815.9	(297.1)		5,518.9	5,815.9	(297.1)
End of Period (excluding AOCI)	5,023.6	4,699.8	323.8		5,023.6	4,699.8	323.8
Average Equity (excluding AOCI)	5,024.6	4,672.0	352.6		5,020.7	4,677.0	343.7
Return on Equity
Net Income/Average Equity (excluding AOCI)	14.9%	12.2%	2.7%		12.6%	7.9%	4.8%
Inc from Operations/Average Equity (excluding AOCI)	14.4%	13.1%	1.3%		14.2%	11.0%	3.2%
Return on Capital
Inc from Operations/Average Capital	11.8%	10.7%	1.1%		11.6%	9.2%	2.5%
Common Stock Outstanding
Average for the Period - Diluted	180.3	179.2	1.1	0.6%	180.8	178.8	2.0	1.1%
End of Period - Assuming Conv of Pref.	176.2	178.0	(1.8)	(1.0%)	176.2	178.0	(1.8)	(1.0%)
End of Period - Diluted	178.8	179.5	(0.7)	(0.4%)	178.8	179.5	(0.7)	(0.4%)
Book Value (including AOCI)	$31.32	$32.68	($1.36)	(4.2%)	$31.32	$32.68	($1.36)	(4.2%)
Book Value (excluding AOCI)	$28.51	$26.41	$2.10	8.0%	$28.51	$26.41	$2.10	8.0%
Cash Returned to Shareholders
Share Repurchase - dollar amount	148.3	0.0	148.3		213.1	0.0	213.1
Dividends Declared to Shareholders	62.4	61.5	0.9		124.9	120.8	4.1

Total Cash Returned to Shareholders	210.8	61.5	149.2		338.0	120.8	217.2

Share Repurchase - number of shares	3.226	0.0	3.226		4.596	0.0	4.596
Dividend Declared on Common Stock - per share	$0.350	$0.335	$0.015	4.5%	$0.700	$0.670	$0.030	4.5%

	For the Quarter Ended June 30				For the Six Months Ended June 30
	2004 Amount	2003 Amount			2004 Amount	2003 Amount
Comprehensive Income
Net Income	187.0	142.7			317.5	184.3
Foreign Currency Translation	(8.1)	28.5			11.8	17.5
Net Unrealized Gains (Losses) on Securities	(626.0)	245.9			(381.1)	364.5
Gains (Losses) on Derivatives	(10.5)	3.8			(3.6)	0.4
Minimum Pension Liability Adjustment	0.6	(1.5)			(0.9)	(0.9)

Comprehensive Income	(457.0)	419.5			(56.3)	565.9

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

Financial Highlights

Unaudited [Millions of Dollars]

	For the Quarter Ended June 30				For the Six Months Ended June 30
	2004 Amount	2003 Amount	Change	% Change	2004 Amount	2003 Amount	Change	% Change
Consolidated Condensed Statements of Income
Revenue:
Insurance Premiums and Fees	464.2	413.8	50.5	12.2%	923.5	816.9	106.5	13.0%
Investment Advisory Fees	66.4	49.4	17.1	34.6%	129.2	93.5	35.6	38.1%
Net Investment Income	683.1	660.2	22.9	3.5%	1,360.6	1,314.9	45.8	3.5%
Realized Gains (Losses) on Investments	(17.8)	(1.7)	(16.1)		(29.8)	(91.3)	61.5
Gains (Losses) on Derivatives	(2.8)	(1.0)	(1.9)		(6.7)	(2.8)	(3.8)
Gain on Reinsurance Derivative/Trading Account Securities	10.3	—	10.3		6.1	—	6.1
Amortization of Deferred Gain on Indemnity Reinsurance	17.9	18.2	(0.3)	(1.7%)	35.8	36.6	(0.8)	(2.2%)
Gain on Sale of Subsidiaries/ Businesses	24.1	—	24.1		24.1	—	24.1
Other	113.3	74.3	—		175.0	144.7	30.4	21.0%

Total Revenue	1,358.7	1,213.2	145.6	12.0%	2,617.7	2,312.5	305.3	13.2%

Benefits and Expenses:
Benefits	583.3	590.8	(7.5)	(1.3%)	1,166.6	1,200.5	(33.9)	(2.8%)
Underwriting, Acquisition,
Insurance and Other Expenses	515.9	434.7	81.2	18.7%	982.9	888.8	94.1	10.6%

Total Benefits and Expenses	1,099.1	1,025.5	73.7	7.2%	2,149.5	2,089.4	60.2	2.9%

Income before Federal Taxes	259.6	187.7	71.9		468.2	223.1	245.1
Federal Income Taxes	72.6	45.0	27.6		126.2	38.8	87.4
Income before Accounting Changes	187.0	142.7	44.3		342.0	184.3	157.7
Cumulative Effect of Accounting Changes	—	—	—		(24.5)	—	(24.5)

Net Income	187.0	142.7	44.3	31.0%	317.5	184.3	133.2	72.3%

Income before Tax and Cumulative Effect of Accounting Changes By Segment
Lincoln Retirement	122.1	99.0	23.1		242.4	85.7	156.7
Life Insurance	106.0	95.7	10.3		209.4	164.4	45.0
Investment Management	21.8	7.2	14.6		36.2	9.1	27.1
Lincoln UK	26.5	19.1	7.5		35.7	29.6	6.1
Corporate and Other	(16.9)	(33.2)	16.4		(55.4)	(65.7)	10.3

Income before Tax and Cumulative Effect of Accounting Changes	259.6	187.7	71.9		468.2	223.1	245.1

Pre-Tax Realized Gains (Losses) by Segment*
Lincoln Retirement	(17.3)	(0.6)	(16.7)		(26.7)	(78.3)	51.6
Life Insurance	(5.9)	(2.2)	(3.6)		(9.8)	(15.4)	5.6
Investment Management	1.8	0.1	1.7		(0.5)	(0.4)	(0.2)
Lincoln UK	(0.1)	0.0	(0.1)		(0.4)	(0.0)	(0.4)
Corporate and Other	0.8	0.0	0.8		1.0	0.0	1.0

Pre-Tax Realized Gains (Losses) on Investments and Derivatives	(20.6)	(2.7)	(17.9)		(36.5)	(94.1)	57.6
After-Tax Realized Gains (Losses) by Segment*
Lincoln Retirement	(11.2)	(0.4)	(10.9)		(17.3)	(50.9)	33.6
Life Insurance	(3.8)	(1.5)	(2.3)		(6.4)	(10.0)	3.7
Investment Management	1.2	0.0	1.1		(0.3)	(0.2)	(0.1)
Lincoln UK	(0.0)	0.0	(0.0)		(0.3)	(0.0)	(0.3)
Corporate and Other	0.5	0.0	0.5		0.6	0.0	0.6

After-Tax Realized Gains (Losses) on Investments and Derivatives	(13.4)	(1.8)	(11.6)		(23.7)	(61.2)	37.5

*	Includes both realized gains (losses) on investments and gains (losses) on derivatives.

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

Financial Highlights

Unaudited [Millions of Dollars]

	As of
	June 2004 Amount	December 2003 Amount	Change	% Change
Consolidated Condensed Balance Sheets
Assets:
Investments:
Available for Sale Securities:
Fixed Maturities	32,807.8	32,769.5	38.3	0.1%
Equities	182.7	199.1	(16.3)	(8.2%)
Trading Securities	3,087.9	3,120.1	(32.2)	(1.0%)
Mortgage Loans on Real Estate	3,865.4	4,195.0	(329.6)	(7.9%)
Real Estate	104.3	112.9	(8.5)	(7.6%)
Policy Loans	1,871.3	1,924.4	(53.0)	(2.8%)
Other Long-Term Investments	442.9	456.7	(13.7)	(3.0%)

Total Investments	42,362.5	42,777.6	(415.1)	(1.0%)
Assets Held in Separate Accounts	49,343.7	46,565.2	2,778.6	6.0%
Other Assets	17,611.6	17,402.1	209.6	1.2%

Total Assets	109,317.9	106,744.9	2,573.0	2.4%

Liabilities and Shareholders’ Equity
Liabilities:
Insurance and Investment Contract Liabilities	47,139.3	47,318.1	(178.7)	(0.4%)
Liabilities Related to Separate Accounts	49,343.7	46,565.2	2,778.6	6.0%
Other Liabilities	7,315.9	7,050.0	265.9	3.8%
Total Liabilities	103,799.0	100,933.2	2,865.7	2.8%

Shareholders’ Equity:
Net Unrealized Gains on Securities and Derivatives	430.5	815.1	(384.7)	(47.2%)
Minimum Pension Liability Adjustment	(56.0)	(55.1)	(0.9)	(1.6%)
Foreign Currency Translation Adjustment	120.8	109.0	11.8	10.8%
Other Shareholders’ Equity	5,023.6	4,942.6	81.0	1.6%

Total Shareholders’ Equity	5,518.9	5,811.6	(292.7)	(5.0%)

Total Liabilities and Shareholders’ Equity	109,317.9	106,744.9	2,573.0	2.4%

	As of
	June 2004 Amount	December 2003 Amount	Change	% Change
Roll Forward of Deferred Acquisition Costs
Balance at beginning-of-year	3,147.1	2,939.7	207.4	7.1%
Deferral	400.5	658.7	(258.2)	(39.2%)
Amortization	(216.8)	(337.2)	120.4	35.7%

Included in Total Benefits and Expenses	183.8	321.6	(137.8)	(42.9%)
Adjustment related to realized (gains) losses on available-for-sale securities	(23.7)	(50.2)	26.5	52.8%
Adjustment related to unrealized (gains) losses on available-for-sale securities	241.8	(126.1)	367.9	291.7%
Foreign currency translation adjustment	11.6	62.0	(50.4)	(81.4%)
Other	(39.1)	—	(39.1)

Balance at end-of-period	3,521.4	3,147.1	374.3	11.9%

Roll Forward of Present Value of In-Force
Balance at beginning-of-year	1,196.5	1,250.1	(53.6)	(4.3%)
Amortization	(45.3)	(80.2)	34.9	43.5%
Foreign currency translation adjustment	5.2	26.6	(21.4)	(80.6%)
Cumulative effect of accounting change	(0.6)

Balance at end-of-period	1,155.8	1,196.5	(40.8)	(3.4%)

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

Eleven-Year Summary

Unaudited [Millions of Dollars, except Common Share Data]

For the Year Ended December 31	2003	2002	2001	2000	1999	1998	1997	1996	1995	1994	1993	Ten-year compound annual growth
Revenue
Lincoln Retirement	2,054.7	1,787.7	1,968.3	2,133.7	2,115.8	2,068.1	2,023.0	1,805.0	1,877.1	1,506.2	1,603.8	2.5%
Life Insurance	1,905.5	1,785.0	1,840.6	1,819.0	1,760.4	1,378.5	544.8	549.2	514.9	466.2	477.5	14.8%
Investment Management	474.4	413.1	451.2	513.7	514.9	509.6	459.1	410.5	290.5
Lincoln UK	273.5	277.2	290.7	433.8	446.6	439.7	427.3	393.2	351.5	216.0	174.9	4.6%
Corporate & Other	575.8	372.4	1,827.3	1,946.9	1,966.0	1,691.1	1,444.3	1,575.6	1,552.5	1,744.1	2,680.9

Total Revenue	5,283.9	4,635.5	6,378.0	6,847.1	6,803.7	6,087.1	4,898.5	4,733.6	4,586.5	3,932.5	4,937.1	0.7%

Net Income
Lincoln Retirement	300.5	53.7	265.1	354.7	291.5	273.8	263.3	204.3	248.8	142.4	127.1	9.0%
Life Insurance	252.1	206.1	229.3	246.0	211.5	127.5	39.1	51.8	40.6	34.2	37.8	20.9%
Investment Management	30.2	(1.4)	(9.0)	17.9	51.6	44.4	25.1	25.0	27.4
Lincoln UK	42.9	37.7	66.8	(15.1)	(18.2)	71.7	(106.8)	66.0	45.7	18.5	12.6
Corporate & Other	(113.7)	(247.3)	(6.6)	(18.2)	(76.1)	(7.6)	(198.4)	9.3	(61.0)	(29.6)	(101.1)

Total Net Inc from Cont Oper	511.9	48.8	545.7	585.3	460.4	509.8	22.2	356.4	301.4	165.5	76.4	21.0%
Discontinued Operations	—	—	—	—	—	—	911.8	157.2	180.8	184.4	242.5

Total Net Income	511.9	48.8	545.7	585.3	460.4	509.8	934.0	513.6	482.2	349.9	318.9	4.8%

Income from Operations
Lincoln Retirement	331.9	183.4	316.2	358.1	299.4	262.4	223.0	174.6	175.2	142.4	127.1	10.1%
Life Insurance	264.5	269.0	275.3	256.7	212.0	149.2	39.9	41.2	35.4	34.2	37.8	21.5%
Investment Management	34.5	1.8	(6.1)	25.0	61.0	43.9	18.1	18.6	20.6
Lincoln UK	43.6	34.6	58.1	59.2	(13.9)	70.9	(108.3)	66.0	45.9	17.2	11.9	13.9%
Corporate & Other	(81.8)	(57.2)	1.0	(16.0)	(83.1)	4.0	(223.3)	(1.7)	(136.2)	24.8	20.8

Total Income from Cont Oper	592.8	431.6	644.4	683.0	475.5	530.4	(50.6)	298.8	140.8	218.6	197.6	11.6%
Discontinued Operations	—	—	—	—	—	—	110.1	135.3	165.6	171.1	145.9

Income from Operations	592.8	431.6	644.4	683.0	475.5	530.4	59.4	434.1	306.5	389.7	343.5	5.6%

OTHER DATA
Assets	106,744.9	93,184.6	98,041.6	99,870.6	103,095.7	93,836.3	77,174.7	71,713.4	63,257.7	48,864.8	47,825.1	8.4%
Shareholders’ Equity
Including AOCI	5,811.6	5,347.5	5,303.8	4,980.6	4,263.9	5,387.9	4,982.9	4,470.0	4,378.1	3,042.1	4,072.3	3.6%
Excluding AOCI	4,942.6	4,612.9	5,130.6	4,946.6	4,699.5	4,785.5	4,500.7	3,990.6	3,669.2	3,353.1	3,157.6	4.6%
Average Equity (excluding AOCI)	4,756.7	4,983.3	5,057.1	4,831.4	4,786.2	4,636.3	4,172.7	3,851.7	3,400.3	3,288.6	3,009.0	4.7%
Common Shares Outstanding (millions)
End of Period-Diluted	180.7	178.5	189.3	193.2	197.0	203.4	204.7	209.5	210.3	208.3	208.3
Average for the Period-Diluted	179.4	184.6	191.5	193.0	200.4	203.3	208.0	208.0	210.7	208.7	206.1
Per Share Data (Diluted)
Net Income from Continuing Operations	$2.85	$0.26	$2.85	$3.03	$2.30	$2.51	$0.11	$1.71	$1.43	$0.79	$0.37	22.6%
Net Income	$2.85	$0.26	$2.85	$3.03	$2.30	$2.51	$4.49	$2.47	$2.29	$1.68	$1.55	6.3%
Income (Loss) from Continuing Operations	$3.30	$2.34	$3.37	$3.54	$2.37	$2.61	($0.24)	$1.44	$0.67	$1.05	$0.96	13.2%
Income from Operations	$3.30	$2.34	$3.37	$3.54	$2.37	$2.61	$0.29	$2.09	$1.45	$1.87	$1.67	7.1%
Shareholders’ Equity Per Share
Shareholders’ Equity (Including AOCI)	$32.56	$30.10	$28.32	$26.05	$21.76	$26.59	$24.63	$21.50	$20.95	$14.67	$19.69	5.2%
Shareholders’ Equity (Excluding accum AOCI)	$27.69	$25.97	$27.39	$25.88	$23.98	$23.62	$22.25	$19.19	$17.55	$16.17	$15.27	6.1%
Dividends Declared (Common Stock)	$1.36	$1.30	$1.24	$1.18	$1.12	$1.06	$1.00	$0.94	$0.875	$0.830	$0.775	5.7%
Return on Equity
Net Income/Average Equity	10.8%	1.0%	10.8%	12.1%	9.6%	11.0%	22.4%	13.3%	15.5%	10.6%	10.6%
Inc from Operations/Average Equity	12.5%	8.7%	12.7%	14.1%	9.9%	11.4%	1.4%	11.3%	9.8%	11.8%	11.4%
Market Value of Common Stock
High for the Year	$41.32	$53.65	$52.75	$56.38	$57.50	$49.44	$39.06	$28.50	$26.88	$22.19	$24.13
Low for the Year	$24.73	$25.15	$38.00	$22.63	$36.00	$33.50	$24.50	$20.38	$17.31	$17.31	$17.34
Close for the Year	$40.37	$31.58	$48.57	$47.31	$40.00	$40.91	$39.06	$26.25	$26.88	$17.50	$21.75	6.4%

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

Quarterly Summary

Unaudited [Millions of Dollars, except Common Share Data]

For the Quarter Ended	Jun 2002	Sep 2002	Dec 2002	Mar 2003	Jun 2003	Sep 2003	Dec 2003	Mar 2004	Jun 2004
Revenue
Lincoln Retirement	442.6	440.7	451.4	397.8	486.4	536.3	634.2	516.5	524.5
Life Insurance	439.8	441.6	479.6	457.5	474.0	468.9	505.0	479.2	478.9
Investment Management	106.1	97.5	102.2	102.1	116.4	121.7	134.3	132.9	140.8
Lincoln UK	80.5	91.8	51.8	68.9	60.2	67.3	77.1	75.8	91.0
Corporate & Other	88.5	91.8	103.6	73.0	76.1	74.8	351.9	54.7	99.0

Total Revenue	1,157.5	1,163.4	1,188.6	1,099.3	1,213.2	1,268.8	1,702.6	1,259.0	1,334.2

Net Income
Lincoln Retirement	9.2	(7.0)	5.0	6.9	81.7	102.0	109.9	71.8	94.2
Life Insurance	56.7	46.4	59.5	48.5	65.6	55.8	82.2	67.5	72.0
Investment Management	(0.8)	(3.9)	1.1	1.0	4.6	6.3	18.2	10.0	14.5
Lincoln UK	9.3	0.2	17.9	6.8	12.4	11.5	12.2	5.9	17.2
Corporate & Other	(25.8)	(172.1)	(32.6)	(21.7)	(21.6)	(42.4)	(28.1)	(24.8)	(10.9)

Total Net Income	48.5	(136.4)	51.0	41.6	142.7	133.3	194.3	130.5	187.0

Income from Operations
Lincoln Retirement	46.8	21.8	35.4	57.4	86.1	94.3	94.1	102.2	101.8
Life Insurance	72.8	62.7	63.1	60.7	71.8	58.7	73.4	74.8	76.2
Investment Management	(0.3)	(3.0)	2.1	1.3	4.5	9.7	19.0	12.5	13.4
Lincoln UK	6.1	(0.6)	15.3	6.8	12.4	11.3	13.0	6.2	10.7
Corporate & Other	(8.9)	(18.8)	(15.9)	(21.5)	(21.5)	(18.0)	(20.8)	(20.3)	(20.7)

Income from Operations	116.4	62.1	100.0	104.8	153.3	156.0	178.7	175.3	181.4

OTHER DATA
Assets	95,114.2	90,483.9	93,184.6	92,497.6	99,532.8	100,825.5	106,744.9	109,869.9	109,317.9
Shareholders’ Equity
Beg of Period (including AOCI)	5,173.2	5,352.8	5,436.8	5,347.5	5,450.0	5,815.9	5,586.4	5,811.6	6,143.5
End of Period (including AOCI)	5,352.8	5,436.8	5,347.5	5,450.0	5,815.9	5,586.4	5,811.6	6,143.5	5,518.9
End of Period (excluding AOCI)	5,020.3	4,591.8	4,612.9	4,610.5	4,699.8	4,790.6	4,942.6	5,004.2	5,023.6
Average Equity (excluding AOCI)	5,165.8	4,944.0	4,643.6	4,682.0	4,672.0	4,784.5	4,888.2	5,016.8	5,024.6
Common Shares Outstanding
Average for the Period - Diluted	188.5	183.2	178.4	178.3	179.2	179.9	180.4	181.2	180.3
End of Period - Diluted	186.1	178.2	178.5	178.4	179.5	179.9	180.7	181.4	178.8
Per Share Data (Diluted)
Net Income	$0.26	($0.74)	$0.29	$0.23	$0.80	$0.74	$1.08	$0.72	$1.04
Income from Operations	$0.62	$0.34	$0.56	$0.59	$0.86	$0.87	$0.99	$0.97	$1.00
Shareholders’ Equity Per Share
Shareholders’ Equity (including AOCI)	29.01	30.64	30.10	30.66	32.68	31.34	32.56	34.36	31.32
Shareholders’ Equity (excluding AOCI)	27.21	25.87	25.97	25.94	26.41	26.87	27.69	27.99	28.51
Dividends Declared (Common Stock)	0.320	0.320	0.335	0.335	0.335	0.335	0.350	0.350	0.350
Return on Equity
Net Income/Average Equity	3.8%	(11.0%)	4.4%	3.6%	12.2%	11.1%	15.9%	10.4%	14.9%
Inc from Operations/ Average Equity	9.0%	5.0%	8.6%	8.9%	13.1%	13.0%	14.6%	14.0%	14.4%
Market Value of Common Stock
Highest Price	$52.540	$42.080	$35.950	$35.700	$37.500	$38.640	$41.320	$48.870	$50.380
Lowest Price	$40.750	$29.120	$25.150	$24.730	$27.870	$34.630	$35.410	$40.060	$43.260
Closing Price	$42.000	$30.550	$31.580	$28.000	$35.630	$35.380	$40.370	$47.320	$47.250

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

Reconciliation of Business Segments to Consolidated Income Statement

Unaudited [Millions of Dollars]

	Lincoln Retirement		Life Insurance		Investment Management		Lincoln UK
For the Quarter Ended June 30	Jun 2004	Jun 2003	Jun 2004	Jun 2003	Jun 2004	Jun 2003	Jun 2004	Jun 2003
Revenue
Life and annuity premiums	7.4	3.0	48.3	49.6			19.0	13.2
Surrender charges	6.0	8.5	12.7	12.4
Mortality assessments			129.6	128.4			10.4	9.2
Expense assessments	140.9	104.3	51.0	49.6			24.4	24.5
Health premiums							0.5	0.5
Investment advisory fees					92.5	74.8
Other revenue and fees	(2.1)	1.3	8.2	7.3	31.9	29.5	8.3	(3.9)
Net investment income	382.3	369.8	234.9	229.0	14.6	12.1	18.3	16.7
Realized gains (losses) on investments	(14.5)	0.9	(5.8)	(2.6)	1.8	0.1	(0.1)	0.0
Gains (losses) on derivatives	(2.8)	(1.5)	(0.0)	0.3
Gain (loss) on reins. derivative/trading account securities	7.4
Gain on sale of subsidiaries/ businesses							10.1

Total Revenue	524.5	486.4	478.9	474.0	140.8	116.4	91.0	60.2

Operating Benefits and Expenses
Ins. benefits paid or provided:
Life and annuity policy benefits	52.0	34.8	104.4	110.5			25.2	21.4
Div accum & div to policyholders			18.6	17.6
Interest credited to policy bal.	208.0	217.1	143.9	149.8
Health policy benefits							3.6	2.9
Def. sales inducements net of amortization	(9.8)	(2.4)

Total insurance benefits	250.2	249.5	267.0	277.9			28.8	24.3
Underwriting, acquisition, insurance and other expenses:
Commissions	106.2	74.2	28.2	30.7			0.6	0.8
Other volume related expenses	40.7	14.7	44.8	43.2
Operating and administrative expenses	58.1	56.6	40.7	38.5	111.5	104.4	22.3	20.5
Restructuring charges	1.8	6.2	0.5	7.3	0.0
Taxes, licenses and fees	3.7	4.3	11.5	13.8	5.5	2.8

Subtotal	210.4	156.0	125.8	133.4	117.0	107.2	22.9	21.3
Deferral of acquisition costs	(105.5)	(47.4)	(81.1)	(79.7)			(1.8)	(0.8)
DAC amortization	44.4	27.2	43.8	29.5			14.4	1.9

DAC deferral net of amortization	(61.2)	(20.2)	(37.3)	(50.2)			12.6	1.2
PVIF amortization	2.9	2.1	17.5	17.2			0.1	(5.7)
Other intangibles amortization					2.0	2.0

Total underwriting, acquisition, insurance and other expenses	152.2	137.9	105.9	100.4	119.0	109.2	35.7	16.8

Interest

Benefits and Expenses	402.4	387.4	372.9	378.3	119.0	109.2	64.5	41.1

Income Before Federal Income Tax and Cumulative Effect of Accounting Change	122.1	99.0	106.0	95.7	21.8	7.2	26.5	19.1
Federal income taxes	28.0	17.3	34.0	30.1	7.3	2.6	9.3	6.6

Income Before Cumulative Effect of Accounting Change	94.2	81.7	72.0	65.6	14.5	4.6	17.2	12.4

Cumulative effect of accounting change

Net Income	94.2	81.7	72.0	65.6	14.5	4.6	17.2	12.4

Less:
Restructuring charges	(1.2)	(4.0)	(0.4)	(4.7)
Realized gains (losses) on investments	(9.4)	1.0	(3.8)	(1.9)	1.2
Gains (losses) on derivatives	(1.8)	(1.4)	(0.0)	0.4
Net gain (loss) on reinsurance derivative/trading account securities	4.8
Reserve development on business sold through reinsurance/ amortization of deferred gain
Gain on sale of subsidiaries/ businesses							6.6
Cumulative effect of accounting change

Income from Operations	101.8	86.1	76.2	71.8	13.4	4.5	10.7	12.4

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

Reconciliation of Business Segments to Consolidated Income Statement

Unaudited [Millions of Dollars]

	Corporate and Other Operations		Consolidating Adjustments		Consolidated
For the Quarter Ended June 30	Jun 2004	Jun 2003	Jun 2004	Jun 2003	Jun 2004	Jun 2003
Revenue
Life and annuity premiums					74.7	65.9
Surrender charges			0.5	0.4	19.2	21.3
Mortality assessments	0.1	(1.9)			140.1	135.6
Expense assessments	(0.1)	1.9	14.7	10.6	230.9	190.9
Health premiums	(1.3)	(0.5)			(0.7)	0.1
Investment advisory fees			(26.1)	(25.4)	66.4	49.4
Amortization of deferred gain	17.9	18.2			17.9	18.2
Amortization of deferred gain-reserve development	0.3	(0.2)			0.3	(0.2)
Other revenue and fees	154.9	105.4	(88.3)	(65.1)	112.9	74.5
Net investment income	33.4	33.7	(0.3)	(1.1)	683.1	660.2
Realized gains (losses) on investments	0.8	(0.2)			(17.8)	(1.7)
Gains (losses) on derivatives	0.0	0.2			(2.8)	(1.0)
Gain (loss) on reins. derivative/trading account securities	2.9				10.3
Gain on sale of subsidiaries/ businesses	14.0				24.1

Total Revenue	223.0	156.7	(99.4)	(80.6)	1,358.7	1,213.2

Benefits and Expenses
Ins. benefits paid or provided:
Life and annuity policy benefits	(1.6)	(11.7)			180.0	155.1
Div accum & div to policyholders					18.6	17.6
Interest credited to policy bal.	31.8	32.9	6.7	6.6	390.4	406.3
Health policy benefits	0.5	11.2			4.1	14.2
Reserve developments on Reins. business sold
Def. sales inducements net of amortization					(9.8)	(2.4)

Total insurance benefits	30.7	32.4	6.7	6.6	583.3	590.8
Underwriting, acquisition, insurance and other expenses:
Commissions	24.6	19.7	11.1	7.4	170.7	132.9
Other volume related expenses	58.0	47.1	(36.5)	(39.5)	107.0	65.4
Operating and administrative expenses	92.0	64.4	(72.3)	(48.9)	252.3	235.5
Restructuring charges	2.9				5.3	13.5
Taxes, licenses and fees	6.6	2.2			27.2	23.1

Subtotal	184.1	133.4	(97.7)	(81.0)	562.5	470.3
Deferral of acquisition costs			(13.4)	(9.0)	(201.8)	(136.9)
DAC amortization	0.1	0.1	5.3	4.0	108.0	62.8

DAC deferral net of amortization	0.1	0.1	(8.1)	(5.1)	(93.9)	(74.2)
PVIF amortization					20.5	13.6
Other intangibles amortization					2.0	2.0

Total underwriting, acquisition, insurance and other expenses	184.2	133.5	(105.8)	(86.1)	491.1	411.7
Interest	25.0	24.1	(0.3)	(1.1)	24.7	23.0

Total Benefits and Expenses	239.8	190.0	(99.4)	(80.6)	1,099.1	1,025.5

Income Before Federal Income Tax and Cumulative Effect of Accounting Change	(16.9)	(33.2)			259.6	187.7
Federal income taxes	(6.0)	(11.7)			72.6	45.0

Income Before Cumulative Effect of Accounting Change	(10.9)	(21.6)	(0.0)	0.0	187.0	142.7

Cumulative effect of accounting change

Net Income	(10.9)	(21.6)	(0.0)	0.0	187.0	142.7

Less:
Restructuring charges	(1.9)				(3.5)	(8.8)
Realized gains (losses) on investments	0.5	(0.4)			(11.6)	(1.1)
Gains (losses) on derivatives	0.0	0.4			(1.8)	(0.6)
Net gain (loss) on reinsurance derivative/trading account securities	1.9				6.7
Reserve development on business sold through reinsurance/ amortization of related deferred gain	0.2	(0.1)			0.2	(0.1)
Gain on sale of subsidiaries/ businesses	9.0				15.6
Cumulative effect of accounting change

Income from Operations	(20.7)	(21.5)	(0.0)	0.0	181.4	153.3

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

PAGE 8A

Reconciliation of Business Segments to Consolidated Income Statement

Unaudited [Millions of Dollars]

	Lincoln Retirement		Life Insurance		Investment Management		Lincoln UK
For the Six Months Ended June 30	Jun 2004	Jun 2003	Jun 2004	Jun 2003	Jun 2004	Jun 2003	Jun 2004	Jun 2003
Revenue
Life and annuity premiums	13.9	8.5	96.1	97.4			36.7	25.3
Surrender charges	11.9	15.4	26.5	23.8
Mortality assessments			258.1	258.1			20.0	18.3
Expense assessments	278.2	201.8	100.8	97.9			48.6	46.1
Health premiums			0.0	0.1			1.1	1.2
Investment advisory fees					181.8	143.1
Other revenue and fees	(3.0)	(0.1)	16.0	13.1	65.6	51.5	14.1	6.4
Net investment income	761.4	736.9	470.5	456.6	26.8	24.2	36.7	31.9
Realized gains (losses) on investments	(20.2)	(75.8)	(9.8)	(15.2)	(0.5)	(0.4)	(0.4)	(0.0)
Gains (losses) on derivatives	(6.5)	(2.5)	(0.0)	(0.2)
Gain (loss) on reins. derivative/trading account securities	5.2		(0.3)
Gain on sale of subsidiaries/ businesses							10.1

Total Revenue	1,041.0	884.2	958.1	931.6	273.6	218.5	166.8	129.1

Operating Benefits and Expenses
Ins. benefits paid or provided:
Life and annuity policy benefits	106.0	99.9	201.8	214.3			51.0	37.6
Div accum & div to policyholders			37.1	32.0
Interest credited to policy bal.	415.8	437.2	288.8	299.9
Health policy benefits							6.8	4.9
Def. sales inducements net of amortization	(18.8)	(5.7)

Total insurance benefits	503.0	531.4	527.7	546.2			57.8	42.5
Underwriting, acquisition, insurance and other expenses:
Commissions	209.1	141.0	59.6	63.1			1.2	1.9
Other volume related expenses	79.5	28.6	91.4	97.4
Operating and administrative expenses	109.8	110.7	79.2	79.1	222.6	199.6	45.3	38.8
Restructuring charges	3.6	6.2	3.2	12.8	1.5
Taxes, licenses and fees	8.9	10.0	23.9	28.2	9.4	5.8

Subtotal	410.9	296.4	257.3	280.6	233.5	205.4	46.5	40.7
Deferral of acquisition costs	(207.5)	(91.0)	(164.8)	(170.7)			(3.2)	(1.7)
DAC amortization	85.9	57.3	92.5	76.5			26.9	20.6

DAC deferral net of amortization	(121.6)	(33.7)	(72.3)	(94.3)			23.7	18.9
PVIF amortization	6.2	4.4	36.0	34.6			3.1	(2.7)
Other intangibles amortization					3.9	4.0

Total underwriting, acquisition, insurance and other expenses	295.6	267.1	221.0	220.9	237.5	209.4	73.3	56.9
Interest

Benefits and Expenses	798.6	798.5	748.7	767.2	237.5	209.4	131.1	99.4

Income Before Federal Income Tax and Cumulative Effect of Accounting Change	242.4	85.7	209.4	164.4	36.2	9.1	35.7	29.6
Federal income taxes	54.7	(2.9)	67.1	50.3	11.6	3.5	12.5	10.4

Income Before Cumulative Effect of Accounting Change	187.7	88.6	142.3	114.1	24.5	5.6	23.2	19.3

Cumulative effect of accounting change	(21.8)		(2.7)

Net Income	165.9	88.6	139.5	114.1	24.5	5.6	23.2	19.3

Less:
Restructuring charges	(2.3)	(4.0)	(2.1)	(8.3)	(1.0)
Realized gains (losses) on investments	(13.1)	(49.3)	(6.3)	(9.9)	(0.3)	(0.2)	(0.3)	(0.0)
Gains (losses) on derivatives	(4.2)	(1.6)	(0.0)	(0.1)
Net gain (loss) on reinsurance derivative/trading account securities	3.4		(0.2)
Reserve development on business sold through reinsurance/ amortization of deferred gain
Gain on sale of subsidiaries/ businesses							6.6
Cumulative effect of accounting change	(21.8)		(2.7)

Income from Operations	204.0	143.5	150.9	132.4	25.9	5.8	16.9	19.3

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

Reconciliation of Business Segments to Consolidated Income Statement

Unaudited [Millions of Dollars]

	Corporate and Other Operations		Consolidating Adjustments		Consolidated
For the Six Months Ended June 30	Jun 2004	Jun 2003	Jun 2004	Jun 2003	Jun 2004	Jun 2003
Revenue
Life and annuity premiums					146.7	131.2
Surrender charges			1.0	1.1	39.4	40.2
Mortality assessments	0.0	(1.9)			278.1	274.5
Expense assessments	0.0	1.9	28.8	20.2	456.4	368.0
Health premiums	1.8	1.8			2.9	3.1
Investment advisory fees			(52.6)	(49.6)	129.2	93.5
Amortization of deferred gain	35.8	36.6			35.8	36.6
Amortization of deferred gain-reserve development	0.7	(0.4)			0.7	(0.4)
Other revenue and fees	305.0	210.9	(223.4)	(136.7)	174.4	145.1
Net investment income	66.0	67.3	(0.8)	(2.1)	1,360.6	1,314.9
Realized gains (losses) on investments	1.1	0.2			(29.8)	(91.3)
Gains (losses) on derivatives	(0.1)	(0.2)			(6.7)	(2.8)
Gain (loss) on reins. derivative/trading account securities	1.1				6.1
Gain on sale of subsidiaries/ businesses	14.0				24.1

Total Revenue	425.2	316.3	(247.0)	(167.1)	2,617.7	2,312.5

Benefits and Expenses
Ins. benefits paid or provided:
Life and annuity policy benefits	1.1	(9.7)			359.9	342.2
Div accum & div to policyholders					37.1	32.0
Interest credited to policy bal.	63.0	65.4	13.2	13.2	780.8	815.6
Health policy benefits	0.8	11.5			7.6	16.5
Reserve developments on Reins. business sold
Def. sales inducements net of amortization					(18.8)	(5.7)

Total insurance benefits	64.9	67.2	13.2	13.2	1,166.6	1,200.5
Underwriting, acquisition, insurance and other expenses:
Commissions	48.3	38.0	21.6	14.6	339.8	258.6
Other volume related expenses	113.4	98.1	(67.5)	(87.2)	216.9	137.0
Operating and administrative expenses	182.6	120.3	(199.8)	(95.3)	439.7	453.2
Restructuring charges	8.5				16.8	19.0
Taxes, licenses and fees	14.5	9.8			56.7	53.8

Subtotal	367.3	266.3	(245.7)	(167.8)	1,069.9	921.5
Deferral of acquisition costs			(25.1)	(17.9)	(400.5)	(281.2)
DAC amortization	0.2	0.1	11.3	7.5	216.8	162.0

DAC deferral net of amortization	0.2	0.1	(13.7)	(10.4)	(183.8)	(119.2)
PVIF amortization					45.3	36.3
Other intangibles amortization					3.9	4.0

Total underwriting, acquisition, insurance and other expenses	367.5	266.4	(259.4)	(178.2)	935.4	842.6
Interest	48.2	48.4	(0.8)	(2.1)	47.5	46.3

Total Benefits and Expenses	480.7	382.0	(247.0)	(167.1)	2,149.5	2,089.4

Income Before Federal Income Tax and Cumulative Effect of Accounting Change	(55.4)	(65.7)	(0.0)		468.2	223.1
Federal income taxes	(19.7)	(22.5)			126.2	38.8

Income Before Cumulative Effect of Accounting Change	(35.7)	(43.3)	(0.0)	0.0	342.0	184.3

Cumulative effect of accounting change					(24.5)

Net Income	(35.7)	(43.3)	(0.0)	0.0	317.5	184.3

Less:
Restructuring charges	(5.5)				(10.9)	(12.3)
Realized gains (losses) on investments	0.7	0.1			(19.4)	(59.4)
Gains (losses) on derivatives	(0.1)	(0.1)			(4.3)	(1.8)
Net gain (loss) on reinsurance derivative/trading account securities	0.7				3.9
Reserve development on business sold through reinsurance/ amortization of related deferred gain	0.4	(0.2)			0.4	(0.2)
Gain on sale of subsidiaries/ businesses	9.0				15.6
Cumulative effect of accounting change					(24.5)

Income from Operations	(41.0)	(43.0)	(0.0)	0.0	356.7	258.1

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

PAGE 9A

Statement of Consolidated Income

Unaudited [Millions of Dollars]

For the Year Ended December 31	1999	2000	2001	2002	2003	YTD Jun 2003	YTD Jun 2004
Revenue
Life and annuity premiums	1,183.0	1,403.3	1,363.4	295.6	277.0	131.2	146.7
Surrender charges	110.2	114.7	101.5	87.8	84.7	40.2	39.4
Mortality assessments	496.4	496.5	533.3	530.3	550.5	274.5	278.1
Expense assessments	896.0	1,013.1	880.1	792.7	782.3	368.0	456.4
Health premiums	698.5	409.8	340.6	20.3	4.0	3.1	2.9
Investment advisory fees	223.8	213.1	197.2	183.3	205.0	93.5	129.2
Amortization of deferred gain			20.4	75.2	72.3	36.6	35.8
Amortization of deferred gain-reserve development				(0.8)	3.6	(0.4)	0.7
Other revenue and fees	344.5	441.1	328.7	299.5	309.7	145.1	174.4
Net investment income	2,842.5	2,784.1	2,708.7	2,631.9	2,638.5	1,314.9	1,360.6
Earnings in unconsolidated affiliates	5.8	(0.4)	5.7	(0.6)
Realized gains (losses) on investments	3.0	(28.3)	(105.2)	(272.7)	(16.7)	(91.3)	(29.8)
Gains (losses) on derivatives			(9.3)	1.2	(2.5)	(2.8)	(6.7)
Gain (loss) on reinsurance derivative/trading account securities					4.1		6.1
Mark-to-market adjustment on reclassification from AFS to trading account securities					371.5
Gain on sale of subsidiaries/ businesses			12.8	(8.3)			24.1

Total Revenue	6,803.7	6,847.1	6,378.0	4,635.5	5,283.9	2,312.5	2,617.7

Benefits and Expenses
Ins. benefits paid or provided:
Life and annuity policy benefits	1,546.6	1,546.4	1,517.9	811.3	683.7	342.2	359.9
Div accum & div to policyholders	88.4	87.6	83.7	76.0	81.6	32.0	37.1
Interest credited to policy bal.	1,510.4	1,474.2	1,506.0	1,617.1	1,617.0	815.6	780.8
Health policy benefits	659.7	449.0	302.1	49.7	14.1	16.5	7.6
Reserve developments on reins. business sold				305.4	32.1
Def. sales inducements net of amortization			(12.1)	(12.6)	(14.1)	(5.7)	(18.8)

Total insurance benefits	3,805.0	3,557.2	3,397.7	2,846.9	2,414.4	1,200.5	1,166.6
Underwriting, acquisition, insurance and other expenses:
Commissions	961.0	919.1	860.3	579.4	576.1	258.6	339.8
Other volume related expenses	197.1	253.8	184.8	256.8	328.4	137.0	216.9
Operating and administrative expenses	1,165.3	1,208.4	1,114.5	928.0	894.4	453.2	439.7
Restructuring charges	27.4	104.9	38.0	(2.2)	53.8	19.0	16.8
Loss on early retirement of subordinated debt					5.6
Taxes, licenses and fees	77.9	107.5	122.9	106.8	107.4	53.8	56.7
Par policyholder interests	3.3	1.1
Foreign exchange	1.9	(2.9)	(1.4)	0.3	(0.0)	(0.0)	0.0

Subtotal	2,433.8	2,592.0	2,319.1	1,869.0	1,965.8	921.5	1,069.9
Deferral of acquisition costs			(701.0)	(612.4)	(639.6)	(281.2)	(400.5)
DAC amortization			366.8	344.4	318.0	162.0	216.8

DAC deferral net of amortization	(314.6)	(427.5)	(334.2)	(268.0)	(321.6)	(119.2)	(183.8)
PVIF amortization	102.5	132.6	113.1	136.5	80.2	36.3	45.3
Other intangibles amortization	18.0	17.7	12.1	8.2	7.9	4.0	3.9

Total underwriting, acquisition, insurance and other expenses	2,239.7	2,314.9	2,110.1	1,745.8	1,732.4	842.5	935.5
Goodwill amortization	49.2	45.1	43.4
Interest	133.7	139.5	121.0	96.6	89.5	46.3	47.5

Total Benefits and Expenses	6,227.6	6,056.7	5,672.1	4,689.3	4,236.3	2,089.4	2,149.5

Income Before Federal Income Tax and Cumulative Effect of Accounting Change	576.1	790.5	705.9	(53.8)	1,047.6	223.1	468.2
Federal income taxes	115.7	205.2	144.7	(102.6)	280.4	38.8	126.2

Income Before Cumulative Effect of Accounting Change	460.4	585.3	561.2	48.8	767.2	184.3	342.0

Cumulative effect of accounting change			(15.6)		(255.2)		(24.5)

Net Income	460.4	585.3	545.7	48.8	511.9	184.3	317.5

Less:
Restructuring charges	(18.9)	(80.2)	(24.7)	2.0	(35.0)	(12.3)	(10.9)
Realized gains (losses) on investments	3.8	(17.5)	(68.7)	(177.2)	(11.0)	(59.4)	(19.4)
Gains (losses) on derivatives			(4.9)	0.8	(1.6)	(1.8)	(4.3)
Net gain (loss) on reinsurance derivative/trading account securities					2.7		3.9
Reserve development on business sold through reinsurance/ amortization of deferred gain				(199.1)	(18.5)	(0.2)	0.4
Gain on sale of subsidiaries/ businesses			15.0	(9.4)			15.6
Loss on early retirement of subordinated debt					(3.7)
Mark-to-market adjustment on reclassification from AFS to trading account securities					241.5
Cumulative effect of accounting change			(15.6)		(255.2)		(24.5)

Income from Operations	475.5	683.0	644.4	431.6	592.8	258.1	356.7

Roll Forward of Deferred Acquisition Costs
Balance at beginning-of-year			3,070.5	2,866.8	2,939.7	2,939.7	3,147.1
Deferral			701.0	612.4	639.6	281.2	400.5
Amortization			(366.8)	(344.4)	(318.0)	(162.0)	(216.8)

Included in Total Benefits and Expenses			334.2	268.0	321.6	119.2	183.8
Adjustment related to realized (gains) losses on available-for-sale securities			112.9	115.0	(50.2)	38.3	(23.7)
Adjustment related to unrealized (gains) losses on available-for-sale securities			(187.2)	(338.6)	(126.1)	(453.4)	241.7
Foreign currency translation adjustment			(16.0)	56.9	62.0	16.3	11.7
Disposition of business			(425.9)
Other			(21.7)	(28.4)			(39.1)

Balance at end-of-year			2,866.8	2,939.7	3,147.1	2,660.3	3,521.4

Roll Forward of Present Value of In-Force
Balance at beginning-of-year			1,483.3	1,362.5	1,250.1	1,250.1	1,196.5
Amortization			(113.1)	(136.5)	(80.2)	(36.3)	(45.3)
Foreign currency translation adjustment			(7.0)	24.1	26.6	6.9	5.2
Other			(0.7)				(0.6)

Balance at end-of-year			1,362.5	1,250.1	1,196.5	1,220.8	1,155.8

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

Statement of Consolidated Income

Unaudited [Millions of Dollars]

For the Quarter Ended	Jun 2002	Sep 2002	Dec 2002	Mar 2003	Jun 2003	Sep 2003	Dec 2003	Mar 2004	Jun 2004
Revenue
Life and annuity premiums	68.7	71.6	80.7	65.3	65.9	69.1	76.6	72.0	74.7
Surrender charges	21.3	22.8	23.5	18.9	21.3	21.5	23.0	20.2	19.2
Mortality assessments	130.5	134.1	135.3	138.9	135.6	137.9	138.1	137.9	140.1
Expense assessments	208.0	193.2	187.6	177.1	190.9	198.5	215.9	225.5	230.9
Health premiums	8.3	(9.6)	19.1	3.0	0.1	0.4	0.5	3.6	(0.7)
Investment advisory fees	47.8	42.9	44.7	44.2	49.4	53.2	58.3	62.7	66.4
Amortization of deferred gain	22.0	22.1	6.9	18.4	18.2	18.3	17.4	17.9	17.9
Amortization of deferred gain-reserve development		(1.4)	0.5	(0.2)	(0.2)	3.7	0.3	0.3	0.3
Other revenue and fees	75.1	72.1	81.5	70.6	74.5	82.9	81.7	61.4	112.9
Net investment income	657.4	652.4	667.3	654.6	660.2	664.4	659.2	677.5	683.1
Earnings in unconsolidated affiliates	(0.6)
Realized gains (losses) on investments	(81.5)	(37.1)	(50.7)	(89.6)	(1.7)	9.8	64.8	(12.0)	(17.8)
Gains (losses) on derivatives	0.4	0.3	0.3	(1.9)	(1.0)	9.1	(8.8)	(3.8)	(2.8)
Gain (loss) on reinsurance derivative/trading account securities							4.1	(4.2)	10.3
Mark-to-market adjustment on reclassification from AFS to trading account securities							371.5
Gain on sale of subsidiaries/ businesses			(8.3)						24.1

Total Revenue	1,157.5	1,163.4	1,188.6	1,099.3	1,213.2	1,268.8	1,702.6	1,259.0	1,358.7

Benefits and Expenses
Ins. benefits paid or provided:
Life and annuity policy benefits	191.5	229.7	214.0	187.1	155.1	227.1	114.5	179.9	180.0
Div accum & div to policyholders	18.2	17.2	22.8	14.4	17.6	15.9	33.8	18.5	18.6
Interest credited to policy bal.	382.5	417.4	411.1	409.3	406.3	405.6	395.7	390.4	390.4
Health policy benefits	33.9	7.3	5.1	2.3	14.2	(41.5)	39.1	3.5	4.1
Reserve developments on reins. business sold	22.2	270.0	13.2			32.1
Def. sales inducements net of amortization	(3.5)	(2.9)	(3.2)	(3.3)	(2.4)	(2.8)	(5.6)	(9.0)	(9.8)

Total insurance benefits	644.9	938.7	663.0	609.7	590.8	636.4	577.5	583.3	583.3
Underwriting, acquisition, insurance and other expenses:
Commissions	148.6	124.6	162.0	125.7	132.9	144.1	173.5	169.1	170.7
Other volume related expenses	65.5	63.9	72.6	71.5	65.4	90.5	101.0	109.9	107.0
Operating and administrative expenses	219.4	228.1	259.7	217.8	235.5	209.8	231.4	187.4	252.3
Restructuring charges	1.6	(2.1)	(1.7)	5.5	13.5	19.8	15.0	11.5	5.3
Loss on early retirement of subordinated debt						5.6
Taxes, licenses and fees	23.5	24.1	22.6	30.6	23.1	26.4	27.3	29.5	27.2
Foreign exchange	0.6	0.4	(0.6)	(0.0)					0.0

Subtotal	459.2	439.1	514.6	451.2	470.3	496.2	548.1	507.4	562.6
Deferral of acquisition costs	(152.0)	(152.4)	(163.4)	(144.3)	(136.9)	(160.9)	(197.4)	(198.7)	(201.8)
DAC amortization	100.0	112.9	61.5	99.2	62.8	65.9	90.1	108.8	108.0

DAC deferral net of amortization	(52.1)	(39.5)	(101.9)	(45.1)	(74.2)	(95.0)	(107.3)	(89.9)	(93.9)
PVIF amortization	31.9	40.2	43.0	22.7	13.6	29.6	14.4	24.8	20.5
Other intangibles amortization	2.0	2.0	2.0	2.0	2.0	2.0	2.0	2.0	2.0

Total underwriting, acquisition, insurance and other expenses	441.0	441.8	457.7	430.8	411.7	432.8	457.1	444.3	491.2
Interest	24.6	23.7	23.5	23.3	23.0	21.0	22.2	22.8	24.7

Total Benefits and Expenses	1,110.5	1,404.1	1,144.2	1,063.9	1,025.5	1,090.2	1,056.8	1,050.4	1,099.1

Income Before Federal Income Tax and Cumulative Effect of Accounting Change	46.9	(240.7)	44.4	35.4	187.7	178.7	645.7	208.6	259.6
Federal income taxes	(1.6)	(104.3)	(6.6)	(6.1)	45.0	45.4	196.2	53.7	72.6

Income Before Cumulative Effect of Accounting Change	48.5	(136.4)	51.0	41.6	142.7	133.3	449.6	155.0	187.0

Cumulative effect of accounting change							(255.2)	(24.5)

Net Income	48.5	(136.4)	51.0	41.6	142.7	133.3	194.3	130.5	187.0

Less:
Restructuring charges	(1.0)	1.3	1.7	(3.6)	(8.8)	(12.9)	(9.8)	(7.5)	(3.5)
Realized gains (losses) on investments	(52.7)	(23.6)	(33.3)	(58.2)	(1.1)	6.4	42.0	(7.9)	(11.6)
Gains (losses) on derivatives	0.3	0.1	0.2	(1.2)	(0.6)	5.9	(5.7)	(2.5)	(1.8)
Net gain on reinsurance derivative/trading account securities							2.7	(2.7)	6.7
Reserve development on business sold through reinsurance/ amortization of deferred gain	(14.4)	(176.4)	(8.2)	(0.1)	(0.1)	(18.5)	0.2	0.2	0.2
Gain on sale of subsidiaries/ businesses			(9.4)						15.6
Loss on early retirement of subordinated debt						(3.7)
Mark-to-market adjustment on reclassification from AFS to trading account securities							241.5
Cumulative effect of accounting change							(255.2)	(24.5)

Income from Operations	116.4	62.1	100.0	104.8	153.3	156.0	178.7	175.3	181.4

Roll Forward of Deferred Acquisition Costs
Balance at beginning-of-period	3,093.4	3,031.6	2,840.7	2,939.7	2,884.5	2,660.3	2,879.7	3,147.1	2,999.0
Deferral	152.0	152.4	163.4	144.3	136.9	160.9	197.4	198.7	201.8
Amortization	(100.0)	(112.9)	(61.5)	(99.2)	(62.8)	(65.9)	(90.1)	(108.8)	(108.0)

Included in Total Benefits and Expenses	52.1	39.5	101.9	45.1	74.2	95.0	107.3	89.9	93.9
Adjustment related to realized (gains) losses on available-for-sale securities	32.5	22.9	17.8	30.0	8.3	(60.6)	(27.9)	(17.6)	(6.0)
Adjustment related to unrealized (gains) losses on available-for-sale securities	(152.1)	(267.1)	(34.2)	(119.4)	(334.0)	182.2	145.2	(201.1)	442.7
Foreign currency translation adjustment	41.7	13.8	13.7	(10.9)	27.2	2.8	42.8	19.9	(8.4)
Other	(35.7)	(0.0)						(39.3)	0.2

Balance at end-of-period	3,031.6	2,840.7	2,939.7	2,884.5	2,660.3	2,879.7	3,147.1	2,999.0	3,521.4

Roll Forward of Present Value of In-Force
Balance at beginning-of-period	1,336.1	1,321.4	1,286.9	1,250.1	1,223.1	1,220.8	1,192.5	1,196.5	1,180.0
Amortization	(31.9)	(40.2)	(43.0)	(22.7)	(13.6)	(29.6)	(14.4)	(24.8)	(20.5)
Foreign currency translation adjustment	17.4	5.7	6.1	(4.3)	11.2	1.3	18.4	8.9	(3.7)
Other	(0.1)		0.1					(0.6)

Balance at end-of-period	1,321.4	1,286.9	1,250.1	1,223.1	1,220.8	1,192.5	1,196.5	1,180.0	1,155.8

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

Reconciliation of Business Segments to Consolidated Balance Sheets

Unaudited [Millions of Dollars]

	Lincoln Retirement		Life Insurance		Investment Management		Lincoln UK
	Jun 2004	Dec 2003	Jun 2004	Dec 2003	Jun 2004	Dec 2003	Jun 2004	Dec 2003
ASSETS
Investments
Corporate bonds	12,912.3	13,111.1	8,373.0	8,365.3	488.4	518.1	717.6	697.8
U.S. government bonds	12.1	51.8	61.3	68.8	0.0	0.0	(0.0)	20.0
Foreign government bonds	281.5	275.9	178.7	158.1	6.3	4.0	305.8	342.1
Asset/mortgage backed securities	3,224.5	3,168.4	1,584.8	1,390.6	91.5	65.3
State and municipal bonds	95.3	89.2	51.9	50.0	1.2	1.2
Preferred stocks-redeemable	35.7	35.4	24.3	24.0
Common stocks	0.3	—	0.2	—			46.7	50.2
Preferred stocks-equity	42.1	43.4	14.0	14.3	2.7	2.8

Total AFS Securities	16,603.8	16,775.3	10,288.2	10,071.2	590.0	591.5	1,070.1	1,110.1
Trading Securities	1,152.5	1,195.9
Mortgage loans	1,983.4	2,201.7	1,509.9	1,577.0	63.8	75.0	0.1	0.3
Real estate		—					0.2	0.2
Policy loans	442.1	446.4	1,423.3	1,471.5			6.0	6.6
Allocated investments	3,621.2	3,577.8	1,217.1	1,223.4	109.7	102.8
Other long-term investments	23.5	33.4	11.0	14.9			0.0

Total Investments	23,826.5	24,230.4	14,449.5	14,358.0	763.5	769.3	1,076.4	1,117.2

Notes receivable from LNC	488.5	271.3	289.5	202.6	29.6	45.5
Cash and invested cash	(30.9)	(120.2)	(35.4)	(25.4)	113.0	89.1	210.6	160.2
Property and equipment	9.6	7.5	2.4	2.8	35.6	38.2	18.8	19.5
Premium and fees receivable	9.5	9.8	20.4	33.2	56.1	51.3
Accrued investment income	246.0	243.9	183.1	174.0	8.6	8.5	25.5	21.6
Assets held in separate accounts	36,621.3	34,459.0	1,888.6	1,795.8			6,475.8	6,390.3
Federal income tax recoverable
Amount recoverable from reinsurers	1,319.1	1,348.6	1,094.1	1,026.8
Deferred acquisition costs	1,056.2	854.6	1,734.8	1,578.3			608.6	620.7
Other intangible assets	63.6	45.2			30.0	33.9
Present value of in-force	106.4	113.2	772.6	808.6			276.7	274.7
Goodwill	64.1	64.1	855.1	855.1	300.7	300.7	15.1	14.8
Other	130.0	130.6	412.3	429.9	234.6	224.5	72.7	65.7

Total Assets	63,909.9	61,657.9	21,667.3	21,239.8	1,571.6	1,561.1	8,780.1	8,684.7

	Corporate and Other Operations		Consolidating Adjustments				Consolidated
	Jun 2004	Dec 2003	Jun 2004	Dec 2003			Jun 2004	Dec 2003
ASSETS
Investments
Corporate bonds	3,146.8	3,176.2					25,638.1	25,868.5
U.S. government bonds	82.9	85.2					156.3	225.8
Foreign government bonds	451.6	414.5					1,223.8	1,194.6
Asset/mortgage backed securities	623.3	571.4					5,524.1	5,195.6
State and municipal bonds	16.5	12.3					164.8	152.8
Preferred stocks-redeemable	40.7	72.7					100.7	132.2
Common stocks	45.1	48.1					92.3	98.4
Preferred stocks-equity	31.7	40.1					90.5	100.7

Total AFS Securities	4,438.5	4,420.5					32,990.5	32,968.6
Trading securities	1,935.4	1,924.3					3,087.9	3120.1
Mortgage loans	308.1	341.0					3,865.4	4,195.0
Real estate	104.1	112.7					104.3	112.9
Policy loans							1,871.3	1,924.4
Allocated investments	(4,948.0)	(4,904.0)					—	—
Other long-term investments	408.5	408.5					442.9	456.7

Total Investments	2,246.6	2,302.9	—	—			42,362.5	42,777.6

Investments In Consolidated Subs	5,317.8	5,058.0	(5,317.8)	(5,058.0)			—	—
Notes receivable from LNC	(697.9)	(382.7)	(109.7)	(136.6)			—	—
Cash and invested cash	1,956.4	1,607.5	—	—			2,213.7	1,711.2
Property and equipment	159.2	167.2	—	—			225.5	235.2
Premium and fees receivable	179.3	257.8	—	—			265.2	352.1
Accrued investment income	80.6	74.7	—	—			543.7	522.7
Assets held in separate accounts	—	—	4,358.0	3,920.0			49,343.7	46,565.2
Federal income tax recoverable	—	—	204.0	45.9			204.0	45.9
Amount recoverable from reinsurers	4,955.2	5,712.7	(229.7)	(248.9)			7,138.7	7,839.2
Deferred acquisition costs	1.6	1.8	120.1	91.8			3,521.4	3,147.1
Other intangible assets	—	—	—	—			93.6	79.1
Present value of in-force	—	—	—	—			1,155.8	1,196.5
Goodwill	—	—	—	—			1,235.0	1,234.7
Other	295.4	290.5	(130.1)	(102.9)			1,015.1	1,038.3

Total Assets	14,494.1	15,090.1	(1,105.1)	(1,488.7)			109,317.9	106,744.9

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

Reconciliation of Business Segments to Consolidated Balance Sheets

Unaudited [Millions of Dollars]

	Lincoln Retirement		Life Insurance		Investment Management		Lincoln UK
	Jun 2004	Dec 2003	Jun 2004	Dec 2003	Jun 2004	Dec 2003	Jun 2004	Dec 2003
LIABILITIES and SHAREHOLDERS’ EQUITY
Liabilities
Insurance and Inv Contract Liabilities:
Life and annuity reserves	2,571.0	2,598.1	14,990.5	14,690.4			1,418.8	1,400.3
Health reserves			0.3	0.3			47.7	49.2
Unpaid claims - life and health	46.1	50.8	131.6	112.0			50.4	49.3
Unearned premiums			0.0	0.0
Premium deposit funds	21,288.7	21,050.4	18.0	18.4			28.8	29.5
Participating policyholders’ funds			165.9	155.1
Other policyholders' funds			690.6	673.0
Liability related to separate accounts	36,621.3	34,459.0	1,888.6	1,795.8			6,475.8	6,390.3

Total Insurance and Inv Contract Liabilities	60,527.2	58,158.3	17,885.7	17,445.1			8,021.4	7,918.6
Federal income taxes	267.2	346.6	151.3	167.3	27.0	28.1	28.6	19.0
Notes payable to LNC	3.8	1.0		8.5
Embedded derivative - modco	49.6	85.2	(0.0)	(0.3)
Other liabilities	226.4	159.3	509.4	487.2	909.1	904.3	228.4	227.9
Deferred gain on indemnity reinsurance

Total Liabilities	61,074.1	58,750.4	18,546.3	18,107.8	936.2	932.3	8,278.4	8,165.5

Net unrealized gains (losses) on securities	263.9	465.6	94.7	235.1	1.1	2.9	18.4	26.8
Gains (losses) on derivatives	4.6	8.2	9.8	12.1			0.0
Foreign currency translation adjustment	—	—	—	—	1.4	1.0	101.5	90.1
Other shareholders’ equity	2,567.3	2,433.7	3,016.4	2,884.7	633.0	624.8	428.5	448.1
Minimum pension liability adjustment							(46.7)	(45.8)

Shareholders’ Equity	2,835.8	2,907.5	3,121.0	3,131.9	635.4	628.7	501.7	519.2

Total Liabilities and S/Hs’ Equity	63,909.9	61,657.9	21,667.3	21,239.8	1,571.6	1,561.1	8,780.1	8,684.7

	Corporate and Other Operations		Consolidating Adjustments				Consolidated
	Jun 2004	Dec 2003	Jun 2004	Dec 2003			Jun 2004	Dec 2003
LIABILITIES and SHAREHOLDERS’ EQUITY
Liabilities
Insurance and Inv Contract Liabilities:
Life and annuity reserves	1,436.3	2,123.4	(92.6)	(93.9)			20,324.0	20,718.3
Health reserves	2,793.0	2,782.0	—	—			2,841.1	2,831.5
Unpaid claims - life and health	860.4	848.9	(4.9)	(2.6)			1,083.5	1,058.4
Unearned premiums	9.3	104.5	—	—			9.3	104.5
Premium deposit funds	115.5	133.7	566.0	537.4			22,017.0	21,769.3
Participating policyholders’ funds	—	—	—	—			165.9	155.1
Other policyholders’ funds	7.9	7.9	—	—			698.5	680.9
Liability related to separate accounts	—	—	4,358.0	3,920.0			49,343.7	46,565.2

Total Insurance and Inv Contract Liabilities	5,222.3	6,000.2	4,826.5	4,360.9			96,483.1	93,883.2
Federal income taxes	(678.9)	(607.6)	204.8	46.7			—	—
Short-term debt	30.0	44.4	—	(0.4)			30.0	44.0
Long-term debt	1,313.7	1,117.5	—	—			1,313.7	1,117.5
Junior subordinated debentures issued to affiliated trusts	337.6	341.3	—	—			337.6	341.3
Notes payable to LNC	105.6	126.8	(109.4)	(136.2)			—	—
Embedded derivative - modco	203.1	267.3	—	—			252.6	352.3
Other liabilities	3,328.7	3,192.3	(708.5)	(700.9)			4,493.6	4,270.1
Deferred gain on indemnity reinsurance	888.4	924.8	—	—			888.4	924.8

Total Liabilities	10,750.5	11,407.1	4,213.5	3,570.1			103,799.0	100,933.2

Net unrealized gains (losses) on securities	33.9	57.5	(0.0)	5.2			412.0	793.1
Gains (losses) on derivatives	4.0	1.8	—	—			18.5	22.1
Foreign currency translation adjustment	10.4	10.4	7.5	7.5			120.8	109.0
Other shareholders’ equity	3,704.4	3,622.6	(5,326.1)	(5,071.5)			5,023.6	4,942.6
Minimum pension liability adjustment	(9.3)	(9.3)	—	—			(56.0)	(55.1)

Shareholders’ Equity	3,743.6	3,683.1	(5,318.6)	(5,058.8)			5,518.9	5,811.6

Total Liabilities and S/Hs’ Equity	14,494.1	15,090.1	(1,105.1)	(1,488.7)			109,317.9	106,744.9

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

Five Year Comparative Balance Sheet

Unaudited [Millions of Dollars except Common Share Data]

	1999	2000	2001	2002	2003
ASSETS
Investments
Corporate bonds	21,119.5	21,249.7	23,105.1	25,934.7	25,868.5
U.S. government bonds	538.3	542.9	410.5	513.6	225.8
Foreign government bonds	1,447.5	1,321.1	1,174.7	1,110.2	1,194.6
Mortgage backed securities	4,404.0	4,160.4	3,524.7	5,015.5	5,195.6
State and municipal bonds	14.7	14.6	44.7	114.4	152.8
Preferred stocks-redeemable	164.7	161.2	85.9	79.0	132.2
Common stocks	514.5	436.6	319.3	228.0	98.4
Preferred stocks-equity	89.5	113.1	151.2	109.2	100.7

Total AFS Securities	28,292.6	27,999.5	28,816.1	33,104.7	32,968.6
Trading securities					3,120.1
Mortgage loans	4,735.4	4,663.0	4,535.5	4,205.5	4,195.0
Real estate	256.2	282.0	267.9	279.7	112.9
Policy loans	1,892.4	1,960.9	1,939.7	1,945.6	1,924.4
Other long-term Investments	401.8	463.3	553.8	464.4	456.7

Total Investments	35,578.4	35,368.6	36,113.1	39,999.9	42,777.6

Invest in unconsol affiliates	25.8	6.4	8.1
Cash and invested cash	1,895.9	1,927.4	3,095.5	1,690.5	1,711.2
Property and equipment	203.8	228.2	257.5	242.1	235.2
Premiums and fees receivable	259.6	296.7	400.1	212.9	352.1
Accrued investment income	533.2	546.4	563.5	536.7	522.7
Assets held in separate accounts	53,654.2	50,579.9	44,833.4	36,178.3	46,565.2
Federal income taxes recoverable	345.0	234.1	55.5	317.7	45.9
Amounts recoverable from reinsurers	3,954.3	3,747.7	6,030.4	7,280.0	7,839.2
Deferred acquisition costs	2,800.3	3,070.5	2,866.8	2,939.7	3,147.1
Other intangible assets	92.3	73.7	68.6	73.0	79.1
Present value of in-force	1,654.2	1,483.3	1,362.5	1,250.1	1,196.5
Goodwill	1,423.0	1,286.0	1,211.8	1,233.2	1,234.7
Other	675.7	1,021.6	1,174.9	1,230.3	1,038.3

Total Assets	103,095.7	99,870.6	98,041.6	93,184.6	106,744.9

LIABILITIES and SHAREHOLDERS’ EQUITY
Liabilities
Insurance and Investment Contract Liabilities:
Life and annuity reserves	17,071.4	17,841.2	17,917.0	19,950.3	20,718.3
Health reserves	2,507.8	2,523.8	2,537.9	2,689.0	2,831.5
Unpaid claims-life and health	1,269.8	1,316.6	1,087.5	778.4	1,058.4
Unearned premiums	75.8	46.5	66.9	141.2	104.5
Premium deposit funds	19,624.1	17,715.5	18,585.0	20,518.8	21,769.3
Participating policyholders’ funds	132.0	139.4	100.2	156.7	155.1
Other policyholders’ funds	472.6	522.2	562.7	610.9	680.9
Liability related to separate accounts	53,654.2	50,579.9	44,833.4	36,178.3	46,565.2

Total Ins and Inv Contr Liabilities	94,807.7	90,685.1	85,690.6	81,023.6	93,883.2
Federal income taxes
Short-term debt	460.2	312.9	350.2	153.0	44.0
Long-term debt	712.0	712.2	861.8	1,119.2	1,117.5
Junior subordinated debentures issued to affiliated trusts	745.0	745.0	474.7	392.7	341.3
Embedded derivative - modco					352.3
Other liabilities	2,107.0	2,434.7	4,216.1	4,171.5	4,270.1
Deferred gain on indemnity reinsurance			1,144.5	977.1	924.8

Total Liabilities	98,831.9	94,890.0	92,737.8	87,837.2	100,933.2

Unrealized gains (losses).	(465.7)	12.0	217.2	781.6	815.1
Foreign currency	30.1	22.0	(8.0)	50.8	109.0
Minimum pension liability adjustment			(36.0)	(97.8)	(55.1)
S/Hs’ equity-other	4,699.5	4,946.6	5,130.6	4,612.9	4,942.6

Total Shareholders’ Equity	4,263.9	4,980.6	5,303.8	5,347.5	5,811.6

Total Liabilities and Shareholders’ Equity

	103,095.7	99,870.6	98,041.6	93,184.6	106,744.9

Shareholders’ Equity Per Share
Book Value, Excluding AOCI	$23.98	$25.88	$27.39	$25.97	$27.69
Common shares outstanding (in millions)	196.0	191.2	187.3	177.6	178.5

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

Quarterly Balance Sheet

Unaudited [Millions of Dollars, except Common Share Data]

	Jun 2002	Sep 2002	Dec 2002	Mar 2003	Jun 2003	Sep 2003	Dec 2003	Mar 2004	Jun 2004
ASSETS
Investments
Corporate bonds	23,993.6	25,484.6	25,934.7	26,936.1	28,419.3	28,286.3	25,868.5	26,209.2	25,638.1
U.S. government bonds	441.6	495.3	513.6	537.0	561.9	522.5	225.8	234.2	156.3
Foreign government bonds	1,120.1	1,038.6	1,110.2	1,206.6	1,349.4	1,352.9	1,194.6	1,321.0	1,223.8
Mortgage backed securities	4,031.0	4,843.7	5,015.5	4,960.1	4,754.9	4,992.7	5,195.6	5,617.0	5,524.1
State and municipal bonds	58.8	97.8	114.4	134.9	150.4	164.0	152.8	164.1	164.8
Preferred stocks - redeemable	79.6	76.8	79.0	112.0	118.5	65.6	132.2	120.9	100.7
Common stocks	267.7	237.2	228.0	145.0	146.6	131.8	98.4	97.4	92.3
Preferred stocks-equity	151.8	160.3	109.2	104.5	110.7	111.2	100.7	100.2	90.5

Total AFS Securities	30,144.1	32,434.3	33,104.7	34,136.2	35,611.8	35,626.9	32,968.6	33,864.1	32,990.5
Trading securities							3120.1	3191.3	3,087.9
Mortgage loans	4,395.4	4,285.2	4,205.5	4,235.5	4,314.3	4,151.5	4,195.0	3,988.5	3,865.4
Real estate	258.7	286.4	279.7	242.0	240.3	249.8	112.9	104.8	104.3
Policy loans	1,906.1	1,899.0	1,945.6	1,928.8	1,919.6	1,910.5	1,924.4	1,876.7	1,871.3
Other long-term investments	456.0	457.7	464.4	465.7	505.6	484.7	456.7	476.3	442.9

Total Investments	37,160.1	39,362.6	39,999.9	41,008.4	42,591.6	42,423.3	42,777.6	43,501.7	42,362.5

Invest in unconsol affiliates	7.5
Cash and invested cash	2,265.4	1,599.9	1,690.5	1,635.5	1,945.8	1,960.6	1,711.2	2,255.5	2,213.7
Property and equipment	253.5	252.7	242.1	239.4	239.1	237.3	235.2	229.5	225.5
Premiums and fees receivable	461.4	577.2	212.9	194.0	396.0	306.5	352.1	337.5	265.2
Accrued investment income	556.3	568.2	536.7	567.2	555.1	560.2	522.7	547.9	543.7
Assets held in separate accounts	40,579.6	34,069.0	36,178.3	34,775.2	39,942.8	41,283.4	46,565.2	48,557.9	49,343.7
Federal income taxes recoverable	483.4	340.7	317.7	89.1	—	—	45.9	—	204.0
Amount recoverable from reinsurers	6,509.9	7,094.5	7,280.0	7,323.5	7,377.1	7,537.9	7,839.2	7,865.7	7,138.7
Deferred acquisition costs	3,031.6	2,840.7	2,939.7	2,884.5	2,660.3	2,879.7	3,147.1	2,999.0	3,521.4
Other intangible assets	70.9	71.8	73.0	74.2	74.7	75.5	79.1	85.8	93.6
Present value of in-force	1,321.4	1,286.9	1,250.1	1,223.1	1,220.8	1,192.5	1,196.5	1,180.0	1,155.8
Goodwill	1,212.4	1,232.7	1,233.2	1,233.0	1,233.6	1,233.7	1,234.7	1,235.2	1,235.0
Other	1,200.6	1,187.1	1,230.3	1,250.6	1,295.9	1,134.9	1,038.3	1,074.2	1,015.1

Total Assets	95,114.2	90,483.9	93,184.6	92,497.6	99,532.8	100,825.5	106,744.9	109,869.9	109,317.9

LIABILITIES and SHAREHOLDERS’ EQUITY
Liabilities
Insurance and Inv Contract Liabilities:
Life and annuity reserves	18,611.2	19,142.5	19,950.3	20,025.6	20,194.5	20,459.2	20,718.3	20,882.5	20,324.0
Health reserves	2,176.1	2,448.3	2,689.0	2,689.9	2,703.3	2,657.9	2,831.5	2,822.1	2,841.1
Unpaid claims - life and health	1,086.1	1,100.9	778.4	763.1	997.1	1,041.2	1,058.4	1,076.8	1,083.5
Unearned premiums	154.3	185.8	141.2	141.1	24.0	26.9	104.5	104.3	9.3
Premium deposit funds	19,157.8	20,054.4	20,518.8	21,070.5	21,437.7	21,680.2	21,769.3	21,827.4	22,017.0
Participating policyholders’ funds	91.9	90.5	156.7	166.3	193.8	179.2	155.1	171.1	165.9
Other policyholders’ funds	584.7	595.7	610.9	607.1	621.8	671.5	680.9	688.1	698.5
Liab related to separate accounts	40,579.6	34,069.0	36,178.3	34,775.2	39,942.8	41,283.4	46,565.2	48,557.9	49,343.7

Total Ins and Inv Contr Liabilities	82,441.8	77,687.1	81,023.6	80,238.8	86,115.0	87,999.6	93,883.2	96,130.3	96,483.1
Federal income taxes					72.0	37.1		108.1
Short-term debt	211.0	120.0	153.0	125.4	83.4	76.5	44.0	38.0	30.0
Long-term debt	1,112.3	1,118.1	1,119.2	1,118.6	1,121.4	1,118.5	1,117.5	1,317.7	1,313.7
Junior subordinated debentures issued to affiliated trusts	380.0	390.6	392.7	390.8	397.1	333.6	341.3	344.7	337.6
Embedded derivative - modco							352.3	440.6	252.6
Other liabilities	4,501.1	4,661.9	4,171.5	4,214.8	4,989.0	4,724.8	4,270.1	4,440.4	4,493.6
Deferred gain on indemnity reinsurance	1,115.2	1,069.5	977.1	959.0	938.9	949.0	924.8	906.6	888.4

Total Liabilities	89,761.4	85,047.1	87,837.2	87,047.6	93,716.9	95,239.1	100,933.2	103,726.4	103,799.0

Unrealized gns (losses) - inv.	325.7	817.5	753.3	872.0	1,117.8	804.5	793.1	1,038.0	412.0
Gains (losses)-derivatives	22.7	27.3	28.3	25.0	28.8	23.2	22.1	29.0	18.5
Foreign currency	22.0	35.4	50.8	39.8	68.4	67.0	109.0	128.9	120.8
Minimum pension liability adj	(37.8)	(35.2)	(97.8)	(97.2)	(98.8)	(99.0)	(55.1)	(56.6)	(56.0)
S/Hs’ equity-other	5,020.3	4,591.8	4,612.9	4,610.5	4,699.8	4,790.6	4,942.6	5,004.2	5,023.6

Total Shareholders’ Equity	5,352.8	5,436.8	5,347.5	5,450.0	5,815.9	5,586.4	5,811.6	6,143.5	5,518.9

Total Liabilities and Shareholders’ Equity	95,114.2	90,483.9	93,184.6	92,497.6	99,532.8	100,825.5	106,744.9	109,869.9	109,317.9

Shareholders’ Equity Per Share
Book Value, Excluding AOCI	$27.21	$25.87	$25.97	$25.94	$26.41	$26.87	$27.69	$27.99	$28.51
Common shares outstanding (in millions)	184.5	177.5	177.6	177.7	178.0	178.3	178.5	178.8	176.2

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

Lincoln Retirement

Income Statements & Operational Data

Unaudited [Millions of Dollars]

For the Year Ended December 31	1999	2000	2001	2002	2003	YTD Jun 2003	YTD Jun 2004
Revenue
Premiums	65.2	64.3	77.5	47.4	21.9	8.5	13.9
Surrender charges	37.9	41.8	31.2	31.2	28.9	15.4	11.9
Expense assessments	501.3	591.3	508.6	446.2	441.9	201.8	278.2
Other revenue and fees	14.5	11.0	16.7	3.3	8.7	(0.1)	(3.0)
Net investment income	1,509.1	1,430.5	1,399.1	1,457.5	1,483.7	736.9	761.4
Realized gains (losses) on investments	(12.1)	(5.2)	(64.5)	(196.6)	(12.5)	(75.8)	(20.2)
Gains (losses) on derivatives			(0.3)	(1.2)	(6.6)	(2.5)	(6.5)
Gain (loss) on reinsurance
derivative/trading account securities					2.8		5.2
Mark-to-market adjustment on reclassification from AFS to trading account securities					86.0

Total Revenue	2,115.8	2,133.7	1,968.3	1,787.7	2,054.7	884.2	1,041.0

Operating Benefits and Expenses
Benefits paid or provided:
Benefits	259.1	254.7	263.9	314.1	181.5	99.9	106.0
Interest credited to policy bal.	925.2	866.1	863.8	903.8	867.7	437.2	415.8
Def. sales inducements net of amortization			(12.1)	(12.6)	(14.1)	(5.7)	(18.8)

Total insurance benefits	1,184.3	1,120.8	1,115.7	1,205.3	1,035.1	531.4	503.0
Underwriting, acquisition, insurance and other expenses
Commissions	341.4	326.8	336.3	320.8	318.5	141.0	209.1
Other volume related expenses	42.8	52.0	49.7	64.6	67.5	28.6	79.5
Operating and administrative expenses	208.6	206.6	231.8	231.3	226.2	110.7	109.8
Restructuring charges			2.0	1.6	20.1	6.2	3.6
Taxes, licenses and fees	0.3	9.3	13.7	11.5	17.7	10.0	8.9

Subtotal	593.2	594.8	633.6	629.8	650.0	296.4	410.9
Deferral of acquisition costs			(227.8)	(229.0)	(223.4)	(91.0)	(207.5)
DAC amortization			124.4	155.4	120.4	57.3	85.9
DAC deferral net of amortization	(47.7)	(37.5)	(103.4)	(73.6)	(103.0)	(33.7)	(121.6)

PVIF amortization	15.3	24.2	14.7	31.8	9.5	4.4	6.2

Total underwriting, acquisition, insurance and other expenses	560.8	581.5	544.9	587.9	556.5	267.1	295.6
Goodwill amortization	2.0	(0.6)	1.2

Total Benefits and Expenses	1,747.1	1,701.7	1,661.8	1,793.3	1,591.7	798.5	798.6

Income Before Federal Income Tax and Cumulative Effect of Accounting Change	368.7	432.0	306.5	(5.6)	463.0	85.7	242.4

Federal income taxes	77.2	77.3	34.1	(59.3)	98.9	(2.9)	54.7

Income Before Cumulative Effect of Accounting Change	291.5	354.7	272.4	53.7	364.1	88.6	187.7

Cumulative effect of accounting change			(7.3)		(63.6)		(21.8)

Net Income	291.5	354.7	265.1	53.7	300.5	88.6	165.9

Less:
Restructuring charges			(1.3)	(1.0)	(13.1)	(4.0)	(2.3)
Realized gains (losses) on investments	(7.9)	(3.4)	(42.3)	(127.8)	(8.2)	(49.3)	(13.1)
Gains (losses) on derivatives			(0.2)	(0.8)	(4.3)	(1.6)	(4.2)
Net gain (loss) on reinsurance derivative/trading account securities					1.8		3.4
Mark-to-market adjustment on reclassification from AFS to trading account securities					55.9
Cumulative effect of accounting change			(7.3)		(63.6)		(21.8)

Income from Operations	299.4	358.1	316.2	183.4	331.9	143.5	204.0

Effective tax rate on Income from Operations	21.4%	18.1%	15.3%	5.4%	19.7%	15.7%	23.7%
Revenue	2,115.8	2,133.7	1,968.3	1,787.7	2,054.7	884.2	1,041.0
Less:
Realized gains (losses) on investments	(12.1)	(5.2)	(64.5)	(196.6)	(12.5)	(75.8)	(20.2)
Gains (losses) on derivatives			(0.3)	(1.2)	(6.6)	(2.5)	(6.5)
Gain (loss) on reinsurance derivative/trading account securities					2.8		5.2
Mark-to-market adjustment on reclassification from AFS to trading account securities					86.0

Operating Revenue	2,128.0	2,138.9	2,033.1	1,985.5	1,985.1	962.5	1,062.4

Average capital	1,562.0	1,602.9	1,831.4	2,339.6	2,400.3	2,394.5	2,553.8
Net Income return on average capital	18.7%	22.1%	14.5%	2.3%	12.5%	7.4%	13.0%
Income from operations return on average capital	19.2%	22.3%	17.3%	7.8%	13.8%	12.0%	16.0%

Roll Forward of Deferred Acquisition Costs
Balance at beginning-of-period			812.5	894.3	824.7	824.7	854.6
Deferral			227.8	229.0	223.4	91.0	207.5
Amortization			(124.4)	(155.4)	(120.4)	(57.3)	(85.9)

Included in Total Benefits and Expenses			103.4	73.6	103.0	33.7	121.6
Adjustment related to realized (gains) losses on available-for-sale securities			68.2	73.0	(18.7)	29.8	(16.2)
Adjustment related to unrealized (gains) losses on available-for-sale securities			(90.0)	(201.3)	(54.3)	(271.8)	138.5
Other*			0.2	(14.8)	—	—	—
Cumulative effect of accounting change						—	(42.3)

Balance at end-of-period			894.3	824.7	854.6	616.3	1,056.2

Roll Forward of Present Value of In-Force
Balance at beginning-of-period			169.2	154.5	122.7	122.7	113.2
Amortization			(14.7)	(31.8)	(9.5)	(4.4)	(6.2)
Cumulative effect of accounting change							(0.6)

Balance at end-of-period			154.5	122.7	113.2	118.3	106.4

*	Includes the transfer of the Legacy Life block of business to the Life Insurance segment in the first quarter of 2002.

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

Lincoln Retirement

Income Statements & Operational Data

Unaudited [Millions of Dollars]

For the Quarter Ended	Jun 2002	Sep 2002	Dec 2002	Mar 2003	Jun 2003	Sep 2003	Dec 2003	Mar 2004	Jun 2004
Revenue
Premiums	13.1	13.4	8.7	5.5	3.0	7.8	5.6	6.5	7.4
Surrender charges	7.2	8.7	7.4	6.9	8.5	7.4	6.2	5.9	6.0
Expense assessments	120.7	103.9	100.6	97.6	104.3	115.2	124.8	137.3	140.9
Other revenue and fees	(1.3)	(4.0)	2.7	(1.4)	1.3	8.3	0.5	(0.8)	(2.1)
Net investment income	359.1	363.5	378.3	367.0	369.8	377.4	369.5	379.0	382.3
Realized gains (losses) on investments	(56.2)	(43.8)	(46.1)	(76.8)	0.9	18.6	44.7	(5.7)	(14.5)
Gains (losses) on derivatives	(0.1)	(1.1)	(0.1)	(1.0)	(1.5)	1.7	(5.8)	(3.7)	(2.8)
Gain (loss) on reinsurance derivative/trading account securities							2.8	(2.1)	7.4
Mark-to-market adjustment on reclassification from AFS to trading account securities							86.0

Total Revenue	442.6	440.7	451.4	397.8	486.4	536.3	634.2	516.5	524.5

Benefits and Expenses
Benefits paid or provided:
Benefits	72.5	107.8	78.4	65.0	34.8	44.6	37.1	54.1	52.0
Interest credited to policy balances	221.8	224.2	231.7	220.1	217.1	216.5	214.0	207.8	208.0
Def. sales inducements net of amortization	(3.5)	(2.9)	(3.2)	(3.3)	(2.4)	(2.8)	(5.6)	(9.0)	(9.8)

Total insurance benefits	290.9	329.1	306.9	281.8	249.5	258.2	245.5	252.8	250.2
Underwriting, acquisition, insurance and other expenses:
Commissions	82.5	83.0	72.8	66.8	74.2	80.7	96.8	102.9	106.2
Other volume related expenses	16.9	19.6	18.1	14.0	14.7	16.1	22.8	38.8	40.7
Operating and administrative expenses	53.8	53.0	69.9	54.0	56.6	57.0	58.5	51.7	58.1
Restructuring charges	1.6				6.2	8.4	5.5	1.8	1.8
Taxes, licenses and fees	4.2	3.0	(0.5)	5.7	4.3	3.7	4.0	5.2	3.7

Subtotal	159.0	158.6	160.4	140.4	156.0	166.0	187.6	200.5	210.4
Deferral of acquisition costs	(56.8)	(62.9)	(50.9)	(43.6)	(47.4)	(58.9)	(73.5)	(101.9)	(105.5)
DAC amortization	47.7	47.0	28.4	30.1	27.2	31.6	31.5	41.5	44.4

DAC deferral net of amortization	(9.1)	(16.0)	(22.5)	(13.5)	(20.2)	(27.2)	(42.0)	(60.4)	(61.2)
PVIF amortization	3.9	4.1	20.0	2.3	2.1	3.3	1.8	3.3	2.9

Total underwriting, acquisition, insurance and other expenses	153.8	146.7	157.9	129.2	137.9	142.1	147.4	143.4	152.2

Total Benefits and Expenses	444.7	475.8	464.8	411.0	387.4	400.3	392.9	396.2	402.4

Income Before Federal Income Tax and Cumulative Effect of Accounting Change	(2.2)	(35.1)	(13.4)	(13.3)	99.0	135.9	241.4	120.3	122.1
Federal income taxes	(11.3)	(28.0)	(18.4)	(20.1)	17.3	33.9	67.9	26.7	28.0

Income Before Cumulative Effect of Accounting Change	9.2	(7.0)	5.0	6.9	81.7	102.0	173.5	93.6	94.2

Cumulative effect of accounting change							(63.6)	(21.8)

Net Income	9.2	(7.0)	5.0	6.9	81.7	102.0	109.9	71.8	94.2

Less:
Restructuring charges	(1.0)				(4.0)	(5.5)	(3.6)	(1.2)	(1.2)
Realized gains (losses) on investments	(36.6)	(28.0)	(30.4)	(50.3)	1.0	12.1	29.1	(3.7)	(9.4)
Gains (losses) on derivatives	0.1	(0.8)	(0.0)	(0.2)	(1.4)	1.1	(3.8)	(2.4)	(1.8)
Net gain (loss) on reinsurance derivative/trading account securities							1.8	(1.4)	4.8
Mark-to-market adjustment on reclassification from AFS to trading account securities							55.9
Cumulative effect of accounting change							(63.6)	(21.8)

Income from Operations	46.8	21.8	35.4	57.4	86.1	94.3	94.1	102.2	101.8

Effective tax rate on Income from Operations	16.0%	(121.8%)	(8.1%)	11.0%	18.6%	24.0%	21.1%	23.5%	24.0%
Revenue	442.6	440.7	451.4	397.8	486.4	536.3	634.2	516.5	524.5
Less:
Realized gains (losses) on investments	(56.2)	(43.8)	(46.1)	(76.8)	0.9	18.6	44.7	(5.7)	(14.5)
Gains (losses) on derivatives	(0.1)	(1.1)	(0.1)	(1.0)	(1.5)	1.7	(5.8)	(3.7)	(2.8)
Gain (loss) on reinsurance derivative/trading account securities							2.8	(2.1)	7.4
Mark-to-market adjustment on reclassification from AFS to trading account securities							86.0

Operating Revenue	498.8	485.6	497.6	475.5	487.0	516.0	506.6	528.0	534.4

Average capital	2,396.3	2,411.1	2,504.9	2,526.7	2,262.3	2,386.7	2,425.4	2,532.6	2,575.1
Net Income return on average capital	1.5%	(1.2%)	0.8%	1.1%	14.4%	17.1%	18.1%	11.3%	14.6%
Income from operations return on average capital	7.8%	3.6%	5.7%	9.1%	15.2%	15.8%	15.5%	16.1%	15.8%
Roll Forward of Deferred Acquisition Costs
Balance at beginning-of-quarter	1,009.4	942.7	816.0	824.7	786.2	616.3	721.7	854.6	748.7
Deferral	56.8	62.9	50.9	43.6	47.4	58.9	73.5	101.9	105.5
Amortization	(47.7)	(47.0)	(28.4)	(30.1)	(27.2)	(31.6)	(31.5)	(41.5)	(44.4)

Included in Total Benefits and Expenses	9.1	16.0	22.5	13.5	20.2	27.2	42.0	60.4	61.2
Adjustment related to realized (gains) losses on available-for-sale securities	20.9	10.3	16.1	21.8	7.9	(31.8)	(16.7)	(10.2)	(6.0)
Adjustment related to unrealized (gains) losses on available-for-sale securities	(96.6)	(153.1)	(29.9)	(73.9)	(197.9)	109.9	107.6	(113.9)	252.4
Cumulative effect of accounting change								(42.3)

Balance at end-of-quarter	942.7	816.0	824.7	786.2	616.3	721.7	854.6	748.7	1,056.2

Roll Forward of Present Value of In-Force
Balance at beginning-of-quarter	150.7	146.8	142.7	122.7	120.4	118.3	115.0	113.2	109.4
Amortization	(3.9)	(4.1)	(20.0)	(2.3)	(2.1)	(3.3)	(1.8)	(3.3)	(2.9)
Cumulative effect of accounting change								(0.6)

Balance at end-of-quarter	146.8	142.7	122.7	120.4	118.3	115.0	113.2	109.4	106.4

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

Lincoln Retirement

Annuity Account Value Rollforward

Unaudited [Billions of Dollars]

	1999	2000	2001	2002	2003	YTD Jun 2003	YTD Jun 2004
Fixed Annuities-Bal Beg-of-Year	18.111	18.210	16.615	18.004	20.087	20.087	21.220
Gross Deposits	2.563	2.074	3.342	3.672	3.125	1.555	1.596
Withdrawals (incl charges) & deaths	(2.521)	(3.283)	(2.448)	(2.637)	(2.074)	(1.025)	(1.085)

Net flows	0.042	(1.209)	0.894	1.035	1.051	0.530	0.510
Transfer from (to) var annuities	(0.783)	(1.329)	(0.428)	0.108	(0.817)	(0.205)	(0.679)
Interest credited	0.840	0.944	0.923	0.940	0.899	0.452	0.424
Acq of new business/companies

Fixed Annuities-Gross	18.210	16.615	18.004	20.087	21.220	20.864	21.476
Reinsurance Ceded	(1.419)	(1.221)	(1.514)	(2.003)	(2.353)	(2.169)	(2.333)

Fixed Annuities-Bal End -of-Year	16.791	15.394	16.491	18.085	18.868	18.696	19.143

Fixed Annuities Incremental Deposits *	2.310	1.918	3.213	3.600	3.067	1.521	1.562
Variable Annuities-Bal Beg-of-Year	33.358	41.493	39.427	34.638	27.438	27.438	35.786
Gross Deposits	2.553	3.165	3.067	2.743	3.119	1.232	2.831
Withdrawals (incl charges) & deaths	(3.760)	(4.830)	(3.856)	(3.325)	(3.162)	(1.567)	(1.929)

Net flows	(1.207)	(1.665)	(0.789)	(0.582)	(0.044)	(0.335)	0.902
Transfer from (to) fixed annuities	0.787	1.320	0.428	(0.122)	0.809	0.201	0.666
Invest inc & change in mkt value	8.555	(1.721)	(4.428)	(6.497)	7.583	3.153	1.044
Acq(sale) of new business/companies

Var Annuities-Bal End-of-Year	41.493	39.427	34.638	27.438	35.786	30.457	38.398

Variable Annuities Incremental Deposits *	2.409	2.667	2.624	2.569	3.019	1.189	2.752
Total Annuities - Bal Beg-of-Year	51.469	59.703	56.042	52.642	47.525	47.525	57.007
Gross Deposits	5.116	5.239	6.409	6.415	6.244	2.787	4.427
Withdrawals (incl charges) & deaths	(6.281)	(8.113)	(6.304)	(5.962)	(5.236)	(2.592)	(3.014)

Net flows	(1.165)	(2.874)	0.105	0.453	1.007	0.195	1.412
Transfers	0.004	(0.009)		(0.013)	(0.008)	(0.004)	(0.013)
Interest credited & change in mkt value	9.395	(0.777)	(3.505)	(5.558)	8.482	3.605	1.469
Acq of new business/companies

Total Gross Annuities-Bal End-of-Year	59.703	56.042	52.642	47.525	57.007	51.320	59.874

Reinsurance Ceded	(1.419)	(1.221)	(1.514)	(2.003)	(2.353)	(2.169)	(2.333)

Total Annuities (Net of Ceded) - Bal End-of-Year	58.284	54.821	51.128	45.522	54.654	49.151	57.541

Total Annuities Incremental Deposits *	4.719	4.585	5.837	6.169	6.086	2.710	4.313

Var Ann Under Agree - Included above	0.719	0.941	1.077	1.186	2.166	1.637	2.618

* Incremental Deposits represent gross deposits reduced by transfers from other Lincoln Retirement products.

Fixed Annuities - excluding fixed portion of variable contracts
Deposits	0.709	0.459	1.712	1.844	1.415	0.724	0.613
Withdrawals	(1.367)	(2.271)	(1.604)	(1.473)	(0.934)	(0.443)	(0.530)

Net Flows	(0.658)	(1.812)	0.108	0.371	0.481	0.281	0.083

Gross Fixed Account Values				10.475	11.440	11.001	11.755
Reinsurance Ceded				(2.003)	(2.353)	(2.169)	(2.333)

Net Fixed Account Values				8.473	9.087	8.832	9.422

Variable Annuities - including fixed portion of variable contracts
Deposits	4.407	4.780	4.697	4.571	4.829	2.063	3.813
Withdrawals	(4.915)	(5.842)	(4.700)	(4.489)	(4.302)	(2.149)	(2.484)

Net Flows	(0.508)	(1.062)	(0.003)	0.082	0.527	(0.086)	1.329

Variable Account Values				37.050	45.567	40.320	48.120
Fixed Portion of Variable Contracts
Deposits	1.853	1.615	1.630	1.828	1.710	0.831	0.982
Withdrawals	(1.154)	(1.012)	(0.844)	(1.164)	(1.140)	(0.582)	(0.555)

Net Flows	0.699	0.603	0.786	0.664	0.570	0.249	0.427

Fixed Portion of Variable Account Values				9.612	9.781	9.864	9.721
Average Daily Variable Account Values	35.932	41.776	35.573	30.826	30.372	28.051	37.362
Annuity Product Spread Information (1)
Net Investment Income (2)	7.22%	7.38%	7.38%	6.98%	6.41%	6.55%	6.38%
Interest Credited to Policyholders	5.13%	5.24%	5.33%	4.87%	4.25%	4.36%	3.95%

Spread (2)	2.09%	2.14%	2.05%	2.11%	2.16%	2.19%	2.43%

(1)	For the annuity products spread, the yield on earning assets is calculated as net investment income on fixed product investment portfolios divided by average earning assets. The average crediting rate is calculated using interest credited on annuity products less bonus credits and excess DCA interest, divided by average fixed account values net of co-insured account values. Fixed account values reinsured under modified co-insurance agreements are included in account values for this calculation since assets (and therefore margin) are retained under these agreements.

(2)	The net investment income and spread reported above includes earnings from commercial mortgage loan prepayment and bond make whole premiums. The impact of these premiums on investment income and spread was 22 bps in the first six months of 2004, 6 bps in 2003 and 7 bps in 2002.

(3)	YTD 2004 includes income from contingent interest received, which contributed $13 million to net investment income or 13 bps to the yield and spread.

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

Lincoln Retirement

Annuity Account Value Rollforward

Unaudited [Billions of Dollars]

	Sep 2001	Dec 2001	Mar 2002	Jun 2002	Sep 2002	Dec 2002	Mar 2003	Jun 2003	Sep 2003	Dec 2003	Mar 2004	Jun 2004
Fixed Annuities-Bal Beg-of-Quarter	16.697	17.317	18.004	18.178	18.680	19.562	20.087	20.612	20.864	21.132	21.220	21.280
Gross Deposits	0.896	1.218	0.906	0.853	1.091	0.822	0.776	0.778	0.778	0.792	0.817	0.779
Withdrawals (incl charges) & deaths	(0.525)	(0.562)	(0.730)	(0.551)	(0.825)	(0.531)	(0.524)	(0.501)	(0.492)	(0.557)	(0.571)	(0.515)

Net flows	0.372	0.656	0.176	0.302	0.265	0.291	0.253	0.277	0.286	0.235	0.246	0.264
Transfer from (to) var annuities	0.021	(0.213)	(0.232)	(0.032)	0.379	(0.007)	0.046	(0.250)	(0.243)	(0.369)	(0.399)	(0.280)
Interest credited	0.228	0.244	0.230	0.231	0.238	0.240	0.226	0.226	0.225	0.223	0.213	0.211
Fixed Annuities-Gross	17.317	18.004	18.178	18.680	19.562	20.087	20.612	20.864	21.132	21.220	21.280	21.476
Reinsurance Ceded	(1.266)	(1.514)	(1.645)	(1.770)	(1.913)	(2.003)	(2.075)	(2.169)	(2.264)	(2.353)	(2.350)	(2.333)

Fixed Annuities-Bal End-of-Quarter	16.051	16.491	16.534	16.910	17.650	18.085	18.537	18.696	18.868	18.868	18.930	19.143

Fixed Annuities Incremental Deposits *	0.873	1.193	0.881	0.839	1.072	0.808	0.753	0.768	0.767	0.779	0.795	0.767
Variable Annuities-Bal Beg-of-Quarter	36.961	30.506	34.638	35.150	31.206	25.942	27.438	26.474	30.457	31.709	35.786	37.619
Gross Deposits	0.684	0.793	0.808	0.787	0.603	0.545	0.648	0.584	0.800	1.087	1.407	1.424
Withdrawals (incl charges) & deaths	(0.795)	(0.818)	(0.896)	(0.866)	(0.800)	(0.763)	(0.806)	(0.762)	(0.809)	(0.786)	(0.941)	(0.988)

Net flows	(0.111)	(0.025)	(0.088)	(0.079)	(0.197)	(0.217)	(0.158)	(0.178)	(0.009)	0.300	0.465	0.436
Transfer from (to) fixed annuities	(0.023)	0.213	0.234	0.032	(0.388)	0.000	(0.048)	0.249	0.243	0.365	0.400	0.266
Invest inc & change in mkt value	(6.321)	3.944	0.366	(3.897)	(4.679)	1.713	(0.759)	3.912	1.018	3.412	0.968	0.076

Var Annuities-Bal End-of-Quarter	30.506	34.638	35.150	31.206	25.942	27.438	26.474	30.457	31.709	35.786	37.619	38.398

Variable Annuities Incremental Deposits *	0.604	0.725	0.725	0.744	0.573	0.528	0.629	0.560	0.776	1.053	1.370	1.381
Total Annuities - Bal Beg-of-Quarter	53.658	47.824	52.643	53.329	49.886	45.504	47.525	47.086	51.321	52.841	57.007	58.900
Gross Deposits	1.580	2.011	1.714	1.640	1.694	1.368	1.424	1.363	1.578	1.879	2.223	2.203
Withdrawals (incl charges) & deaths	(1.320)	(1.380)	(1.626)	(1.417)	(1.626)	(1.294)	(1.329)	(1.263)	(1.301)	(1.343)	(1.512)	(1.503)

Net flows	0.261	0.631	0.088	0.223	0.068	0.074	0.095	0.099	0.277	0.536	0.712	0.701
Transfers	(0.002)		0.002	0.000	(0.009)	(0.006)	(0.002)	(0.002)	0.001	(0.004)	0.001	(0.014)
Interest credited & change in mkt value	(6.093)	4.188	0.596	(3.666)	(4.441)	1.953	(0.532)	4.137	1.243	3.634	1.181	0.288
Total Gross Annuities - Bal End-of-Quarter	47.824	52.643	53.329	49.886	45.504	47.525	47.086	51.321	52.841	57.007	58.900	59.874
Reinsurance Ceded	(1.266)	(1.514)	(1.645)	(1.770)	(1.913)	(2.003)	(2.075)	(2.169)	(2.264)	(2.353)	(2.350)	(2.333)

Total Annuities (Net of Ceded) - Bal End-of-Qtr	46.558	51.129	51.684	48.116	43.591	45.522	45.011	49.152	50.577	54.654	56.549	57.541

Total Annuities Incremental Deposits *	1.477	1.918	1.606	1.583	1.645	1.336	1.382	1.328	1.543	1.833	2.165	2.148
Var Ann Under Agree - Included above	0.907	1.077	1.207	1.175	1.083	1.186	1.355	1.637	1.820	2.166	2.463	2.618

*	Incremental Deposits represent gross deposits reduced by transfers from other Lincoln Retirement products.

Fixed Annuities - excluding fixed portion of variable contracts
Deposits	0.489	0.734	0.505	0.430	0.559	0.351	0.368	0.356	0.344	0.347	0.365	0.249
Withdrawals	(0.340)	(0.352)	(0.463)	(0.267)	(0.516)	(0.228)	(0.208)	(0.235)	(0.238)	(0.253)	(0.269)	(0.261)

Net Flows	0.149	0.382	0.042	0.163	0.042	0.123	0.160	0.121	0.106	0.094	0.096	(0.013)

Gross Fixed Account Values			9.761	10.048	10.219	10.475	10.759	11.001	11.226	11.440	11.649	11.755
Reinsurance Ceded			(1.645)	(1.770)	(1.913)	(2.003)	(2.075)	(2.169)	(2.264)	(2.353)	(2.350)	(2.333)

Net Fixed Account Values			8.116	8.278	8.306	8.473	8.684	8.832	8.962	9.087	9.299	9.422

Variable Annuities -including fixed portion of variable contracts
Deposits	1.091	1.277	1.209	1.210	1.135	1.017	1.056	1.007	1.234	1.532	1.859	1.954
Withdrawals	(0.979)	(1.028)	(1.163)	(1.150)	(1.109)	(1.066)	(1.121)	(1.028)	(1.063)	(1.090)	(1.243)	(1.241)

Net Flows	0.112	0.249	0.046	0.060	0.026	(0.049)	(0.065)	(0.022)	0.172	0.442	0.616	0.713

Variable Account Values			43.568	39.839	35.286	37.050	36.327	40.320	41.616	45.567	47.251	48.120
Fixed Portion of Variable Contracts
Deposits	0.407	0.484	0.401	0.423	0.532	0.472	0.408	0.422	0.434	0.445	0.452	0.530
Withdrawals	(0.184)	(0.210)	(0.267)	(0.284)	(0.309)	(0.303)	(0.316)	(0.266)	(0.254)	(0.304)	(0.302)	(0.253)

Net Flows	0.223	0.274	0.134	0.139	0.223	0.169	0.093	0.156	0.180	0.141	0.151	0.277

Fixed Portion of Variable Account Values			8.418	8.632	9.344	9.612	9.853	9.864	9.906	9.781	9.631	9.721
Average Daily Variable Account Values	34.399	33.216	34.341	33.502	28.023	27.431	26.907	29.195	31.490	33.897	37.160	37.565
Annuity Product Spread Information (1)
Net Investment Income (2)(3)	7.33%	7.26%	7.15%	7.11%	6.87%	6.89%	6.61%	6.49%	6.42%	6.13%	6.43%	6.34%
Interest Credited to Policyholders	5.34%	5.28%	5.14%	4.92%	4.76%	4.72%	4.42%	4.29%	4.20%	4.09%	3.97%	3.93%

Spread (2)(3)	1.99%	1.98%	2.01%	2.18%	2.11%	2.17%	2.19%	2.20%	2.22%	2.04%	2.46%	2.41%

(1)	For the annuity products spread, the yield on earning assets is calculated as net investment income on fixed product investment portfolios divided by average earning assets. The average crediting rate is calculated using interest credited on annuity products less bonus credits and excess DCA interest, divided by average fixed account values net of co-insured account values. Fixed account values reinsured under modified co-insurance agreements are included in account values for this calculation since assets (and therefore margin) are retained under these agreements.

(2)	The net investment income and spread reported above includes earnings from commercial mortgage loan prepayment and bond make whole premiums. The impact of these premiums on investment income and spread was 38 bps in the 2nd quarter of 2004, and 5 bps in the 2nd quarter of 2003.

(3)	1st quarter 2004 includes income from contingent interest received, which contributed $13 million to net investment income or 27 bps to the yield and spread.

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

Life Insurance Segment

Income Statements

Unaudited [Millions of Dollars]

For the Year Ended December 31	1999	2000	2001	2002	2003	YTD Jun 2003	YTD Jun 2004
Revenue
Premiums	235.8	227.3	212.4	203.8	194.9	97.5	96.2
Surrender charges	66.3	66.4	66.1	54.1	53.6	23.8	26.5
Mortality assessments	444.6	465.2	499.4	501.5	516.7	258.1	258.1
Expense assessments	165.8	191.8	191.4	199.5	201.8	97.9	100.8
Other revenue and fees	9.8	14.2	17.9	23.7	28.0	13.1	16.0
Net investment income	840.1	871.5	910.2	899.1	911.1	456.6	470.5
Realized gains (losses) on investments	(2.2)	(17.4)	(57.6)	(98.2)	3.6	(15.2)	(9.8)
Gains (losses) on derivatives			0.7	1.5	(3.6)	(0.2)	(0.0)
Gain (loss) on reinsurance
derivative/trading account securities					(0.6)		(0.3)

Total Revenue	1,760.4	1,819.0	1,840.6	1,785.0	1,905.5	931.6	958.1

Benefits and Expenses
Benefits paid or provided:
Benefits	430.4	411.5	418.6	427.4	416.0	214.3	201.8
Div accum & div to policyholders	81.5	80.8	78.5	76.0	81.6	32.0	37.1
Interest credited to policy bal.	493.8	525.4	569.9	598.6	598.2	299.9	288.8

Total insurance benefits	1,005.8	1,017.8	1,067.0	1,101.9	1,095.8	546.2	527.7
Underwriting, acquisition, insurance and other expenses:
Commissions	163.4	152.8	142.1	139.8	141.8	63.1	59.6
Other volume related expenses	185.6	200.9	176.4	190.4	208.3	97.4	91.4
Operating and administrative expenses	171.2	169.4	166.8	162.2	166.2	79.1	79.2
Restructuring Charges			5.4		19.5	12.8	3.2
Taxes, licenses and fees	51.8	48.5	49.2	53.2	62.2	28.2	23.9
Par policyholder interests	3.3	1.1

Subtotal	575.2	572.6	539.9	545.6	598.0	280.6	257.3
Deferral of acquisition costs			(324.8)	(336.5)	(370.8)	(170.7)	(164.8)
DAC amortization			95.0	105.8	135.5	76.5	92.5

DAC deferral net of amortization	(235.0)	(286.5)	(229.8)	(230.7)	(235.2)	(94.3)	(72.3)
PVIF amortization	58.8	103.7	75.9	73.9	81.4	34.6	36.0

Total underwriting, acquisition, insurance and other expenses	399.1	389.8	385.9	388.8	444.2	220.9	221.0
Goodwill amortization	23.4	23.7	23.7

Total Benefits and Expenses	1,428.2	1,431.4	1,476.6	1,490.8	1,540.1	767.2	748.7

Income Before Federal Income Tax and
Cumulative Effect of Accounting Change	332.2	387.6	364.0	294.2	365.4	164.4	209.4
Federal income taxes	120.6	141.6	129.2	88.1	113.9	50.3	67.1

Income Before Cumulative Effect of Accounting Change	211.5	246.0	234.8	206.1	251.5	114.1	142.3

Cumulative effect of accounting changes			(5.5)		0.6		(2.7)

Net Income	211.5	246.0	229.3	206.1	252.1	114.1	139.5

Less:
Restructuring charges			(3.5)		(12.7)	(8.3)	(2.1)
Realized gains (losses) on investments	(0.5)	(10.7)	(38.5)	(63.8)	2.3	(9.9)	(6.3)
Gains (losses) on derivatives			1.6	1.0	(2.3)	(0.1)	(0.0)
Net gain (loss) on reinsurance
derivative/trading account securities					(0.4)		(0.2)
Cumulative effect of accounting change			(5.5)		0.6		(2.7)

Income from Operations	212.0	256.7	275.3	269.0	264.5	132.4	150.9

Effective tax rate on
Income from Operations	36.6%	36.6%	35.4%	31.2%	31.4%	31.2%	32.2%
Revenue	1,760.4	1,819.0	1,840.6	1,785.0	1,905.5	931.6	958.1
Less:
Realized gains (losses) on investments	(2.2)	(17.4)	(57.6)	(98.2)	3.6	(15.2)	(9.8)
Gains (losses) on derivatives			0.7	1.5	(3.6)	(0.2)	(0.0)
Gain (loss) on reinsurance derivative/trading account securities					(0.6)		(0.3)

Operating Revenue	1,762.6	1,836.4	1,897.5	1,881.7	1,906.1	947.0	968.1

Average capital	2,712.3	2,641.3	2,734.4	2,846.3	2,849.9	2,828.4	2,960.4
Net Income return on average capital	7.8%	9.3%	8.4%	7.2%	8.8%	8.1%	9.4%
Income from operations return on average capital	7.8%	9.7%	10.1%	9.4%	9.3%	9.4%	10.2%
Roll Forward of Deferred Acquisition Costs
Balance at beginning-of-period			1,079.3	1,265.7	1,424.5	1,424.5	1,578.3
Deferral			324.8	336.5	370.8	170.7	164.8
Amortization			(95.0)	(105.8)	(135.5)	(76.5)	(92.5)

Included in Total Benefits and Expenses			229.8	230.7	235.2	94.3	72.3
Adjustment related to realized (gains) losses on available-for-sale securities			43.0	39.7	(31.9)	6.7	(6.2)
Adjustment related to unrealized (gains) losses on available-for-sale securities			(89.0)	(130.9)	(49.5)	(144.2)	87.4
Other*			2.5	19.3		—	3.1

Balance at end-of-period			1,265.7	1,424.5	1,578.3	1,381.3	1,734.8

Roll Forward of Present Value of In-Force
Balance at beginning-of-period			1,040.5	964.0	890.1	890.1	808.6
Amortization			(75.9)	(73.9)	(81.4)	(34.6)	(36.0)
Other			(0.7)	(0.0)		—	—

Balance at end-of-period			964.0	890.1	808.6	855.5	772.6

*	Includes the transfer of the Legacy Life block of business from the Lincoln Retirement segment in the first quarter of 2002. First quarter of 2004 reflects the DAC unlocking resulting from the implementation of SOP 03-1.

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

Life Insurance Segment

Income Statements

Unaudited [Millions of Dollars]

For the Quarter Ended	Jun 2002	Sep 2002	Dec 2002	Mar 2003	Jun 2003	Sep 2003	Dec 2003	Mar 2004	Jun 2004
Revenue
Premiums	47.6	48.6	56.4	47.8	49.7	45.2	52.2	47.9	48.3
Surrender charges	13.5	13.4	15.5	11.4	12.4	13.7	16.1	13.8	12.7
Mortality assessments	123.9	126.3	127.3	129.7	128.4	130.2	128.4	128.5	129.6
Expense assessments	47.2	49.2	56.3	48.3	49.6	48.9	55.0	49.8	51.0
Other revenue and fees	6.7	5.1	6.2	5.8	7.3	6.4	8.4	7.8	8.2
Net investment income	225.7	224.1	223.3	227.6	229.0	226.4	228.1	235.7	234.9
Realized gains (losses) on investments	(25.4)	(25.9)	(5.5)	(12.7)	(2.6)	(1.7)	20.5	(3.9)	(5.8)
Gains (losses) on derivatives	0.6	0.7	0.1	(0.5)	0.3	(0.3)	(3.1)	(0.0)	(0.0)
Gain (loss) on reinsurance derivative/trading account securities							(0.6)	(0.3)

Total Revenue	439.8	441.6	479.6	457.5	474.0	468.9	505.0	479.2	478.9

Benefits and Expenses
Benefits paid or provided:
Benefits	103.6	105.2	114.6	103.8	110.5	118.5	83.2	97.4	104.4
Div accum & div to policyholders	18.2	17.2	22.8	14.4	17.6	15.9	33.8	18.5	18.6
Interest credited to policy bal.	148.9	152.6	150.7	150.1	149.8	150.7	147.5	144.8	143.9

Total insurance benefits	270.8	275.1	288.0	268.3	277.9	285.1	264.5	260.7	267.0
Underwriting, acquisition, insurance and other expenses:
Commissions	34.8	31.8	38.6	32.4	30.7	34.4	44.3	31.4	28.2
Other volume related expenses	43.6	45.8	58.3	54.2	43.2	48.3	62.6	46.5	44.8
Operating and administrative expenses	38.2	41.1	44.7	40.6	38.5	41.7	45.4	38.5	40.7
Restructuring charges				5.5	7.3	2.5	4.2	2.7	0.5
Taxes, licenses and fees	15.3	13.2	11.5	14.4	13.8	16.1	18.0	12.4	11.5

Subtotal	132.0	131.8	153.2	147.1	133.4	143.0	174.4	131.6	125.8
Deferral of acquisition costs	(82.2)	(78.6)	(101.4)	(91.0)	(79.7)	(88.0)	(112.1)	(83.7)	(81.1)
DAC amortization	23.6	23.9	36.3	47.0	29.5	21.1	38.0	48.7	43.8

DAC deferral net of amortization	(58.6)	(54.8)	(65.1)	(44.0)	(50.2)	(66.9)	(74.1)	(35.0)	(37.3)
PVIF amortization	16.3	23.3	17.4	17.4	17.2	26.9	19.9	18.5	17.5

Total underwriting, acquisition, insurance and other expenses	89.6	100.4	105.5	120.5	100.4	103.0	120.2	115.1	105.9

Total Benefits and Expenses	360.4	375.5	393.6	388.8	378.3	388.1	384.8	375.8	372.9

Income Before Federal Income Tax and Cumulative Effect of Accounting Change	79.4	66.1	86.0	68.7	95.7	80.8	120.3	103.4	106.0
Federal income taxes	22.7	19.7	26.5	20.2	30.1	24.9	38.7	33.1	34.0

Income Before Cumulative Effect of Accounting Change	56.7	46.4	59.5	48.5	65.6	55.8	81.6	70.3	72.0

Cumulative effect of accounting change							0.6	(2.7)

Net Income	56.7	46.4	59.5	48.5	65.6	55.8	82.2	67.5	72.0

Less:
Restructuring charges				(3.6)	(4.7)	(1.6)	(2.7)	(1.8)	(0.4)
Realized gains (losses) on investments	(16.4)	(16.9)	(3.6)	(8.1)	(1.9)	(1.1)	13.4	(2.6)	(3.8)
Gains (losses) on derivatives	0.3	0.6	0.1	(0.5)	0.4	(0.2)	(2.0)	(0.0)	(0.0)
Net gain (loss) on reinsurance derivative/trading account securities							(0.4)	(0.2)
Cumulative effect of accounting change							0.6	(2.7)

Income from Operations	72.8	62.7	63.1	60.7	71.8	58.7	73.4	74.8	76.2

Effective tax rate on Income from Operations	30.1%	31.3%	31.0%	30.6%	31.8%	31.1%	31.8%	32.2%	32.2%
Revenue	439.8	441.6	479.6	457.5	474.0	468.9	505.0	479.2	478.9
Less:
Realized gains (losses) on investments	(25.4)	(25.9)	(5.5)	(12.7)	(2.6)	(1.7)	20.5	(3.9)	(5.8)
Gains (losses) on derivatives	0.6	0.7	0.1	(0.5)	0.3	(0.3)	(3.1)	(0.0)	(0.0)
Gain (loss) on reinsurance derivative/trading account securities							(0.6)	(0.3)

Operating Revenue	464.6	466.8	485.0	470.7	476.2	470.8	488.2	483.4	484.8

Average capital	2,870.1	2,857.6	2,851.5	2,864.2	2,792.7	2,849.0	2,893.7	2,927.4	2,993.5
Net Income return on average capital	7.9%	6.5%	8.3%	6.8%	9.4%	7.8%	11.4%	9.2%	9.6%
Income from operations return on average capital	10.1%	8.8%	8.8%	8.5%	10.3%	8.2%	10.1%	10.2%	10.2%
Roll Forward of Deferred Acquisition Costs
Balance at beginning-of-quarter	1,385.3	1,404.9	1,362.2	1,424.5	1,447.7	1,381.3	1,483.4	1,578.3	1,534.8
Deferral	82.2	78.6	101.4	91.0	79.7	88.0	112.1	83.7	81.1
Amortization	(23.6)	(23.9)	(36.3)	(47.0)	(29.5)	(21.1)	(38.0)	(48.7)	(43.8)

Included in Total Benefits and Expenses	58.6	54.8	65.1	44.0	50.2	66.9	74.1	35.0	37.3
Adjustment related to realized (gains) losses on available-for-sale securities	11.2	11.7	1.0	7.0	(0.3)	(27.6)	(11.0)	(3.8)	(2.4)
Adjustment related to unrealized (gains) losses on available-for-sale securities	(51.9)	(109.3)	(3.7)	(27.9)	(116.3)	62.8	31.9	(77.6)	165.0
Other*	1.7							3.0	0.2

Balance at end-of-quarter	1,404.9	1,362.2	1,424.5	1,447.7	1,381.3	1,483.4	1,578.3	1,534.8	1,734.8

Roll Forward of Present Value of In-Force
Balance at beginning-of-quarter	947.1	930.7	907.4	890.1	872.7	855.5	828.5	808.6	790.1
Amortization	(16.3)	(23.3)	(17.4)	(17.4)	(17.2)	(26.9)	(19.9)	(18.5)	(17.5)
Other	(0.1)		0.1

Balance at end-of-quarter	930.7	907.4	890.1	872.7	855.5	828.5	808.6	790.1	772.6

*	First quarter of 2004 reflects the DAC unlocking resulting from the implementation of SOP 03-1.

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

Life Insurance Segment

Operational Data

Unaudited [Millions of Dollars]

For the Year Ended December 31	1999	2000	2001	2002	2003	YTD Jun 2003	YTD Jun 2004
First Year Premiums by Product (Millions)
Universal Life
Excluding MoneyGuard	229.4	195.1	184.7	356.9	417.0	178.3	196.4
MoneyGuard	113.5	94.1	107.9	138.4	224.7	95.2	117.3

Total	342.9	289.3	292.7	495.3	641.6	273.4	313.6
Variable Universal Life	142.2	218.7	228.6	134.5	79.4	38.5	40.2
Whole Life	23.9	22.4	26.3	30.3	34.4	13.5	18.4
Term	45.9	41.9	30.8	32.3	40.2	18.8	21.1

Total Retail	555.0	572.3	578.4	692.3	795.7	344.2	393.3
Corporate Owned Life Insurance (COLI)	14.7	87.0	47.3	88.1	125.7	72.4	24.1

Total	569.7	659.3	625.6	780.4	921.3	416.5	417.4

First Year Premiums by Distribution (Millions)
Lincoln Financial Advisors	188.3	200.6	196.1	201.7	230.0	90.5	101.7
Lincoln Financial Distributors	367.9	444.7	413.0	556.3	625.6	278.2	297.7
Other*	13.5	14.0	16.6	22.4	65.8	47.8	18.1

Total by Distribution	569.7	659.3	625.6	780.4	921.3	416.5	417.4

Life Insurance In-Force (Billions)
Universal Life & Other	109.288	115.872	121.168	126.016	129.623	127.276	130.294
Term Insurance	85.701	100.130	113.226	127.880	151.717	139.191	162.953

Total Life Segment In-Force	194.988	216.002	234.394	253.896	281.340	266.467	293.247

For the Quarter Ended	Sep 2001	Dec 2001	Mar 2002	Jun 2002	Sep 2002	Dec 2002	Mar 2003	Jun 2003	Sep 2003	Dec 2003	Mar 2004	Jun 2004
First Year Premiums by Product (Millions)
Universal Life
Excluding MoneyGuard	36.2	65.7	57.4	63.8	98.0	137.8	84.5	93.8	114.2	124.5	95.7	100.7
MoneyGuard	31.3	31.9	29.0	35.1	34.9	39.3	46.3	48.9	58.2	71.4	56.2	61.1

Total	67.4	97.5	86.4	98.9	132.9	177.1	130.8	142.7	172.3	195.9	151.9	161.8
Variable Universal Life	50.1	70.2	39.0	42.4	26.1	27.0	24.4	14.1	16.6	24.4	22.5	17.7
Whole Life	6.7	10.4	5.2	6.4	7.7	11.0	6.5	7.1	8.5	12.3	10.8	7.6
Term	8.1	9.1	8.7	8.1	7.3	8.1	9.1	9.6	10.5	10.9	10.5	10.6

Total Retail	132.4	187.2	139.4	155.8	174.0	223.2	170.7	173.5	208.0	243.5	195.6	197.8
Corporate Owned Life Insurance (COLI)	5.1	14.2	6.9	46.6	7.8	26.8	10.6	61.8	23.7	29.6	14.2	9.9

Total	137.4	201.3	146.3	202.4	181.8	249.9	181.3	235.3	231.7	273.1	209.8	207.6

First Year Premiums by Distribution (Millions)
Lincoln Financial Advisors	41.8	68.0	41.5	48.3	46.9	64.9	42.1	48.4	66.9	72.6	51.3	50.3
Lincoln Financial Distributors	90.4	129.5	100.9	151.6	132.7	171.1	131.6	146.6	156.1	191.2	147.8	149.8
Other*	5.2	3.8	3.8	2.6	2.2	13.9	7.5	40.2	8.7	9.4	10.6	7.5

Total by Distribution	137.4	201.3	146.3	202.4	181.8	249.9	181.3	235.3	231.7	273.1	209.8	207.6

Insurance In-Force (Billions)
Universal Life & Other	119.029	121.168	122.316	123.674	124.085	126.016	126.414	127.276	127.855	129.623	129.669	130.294
Term Insurance	108.723	113.226	117.752	121.076	123.945	127.880	133.251	139.191	145.480	151.717	157.338	162.953

Total Segment In-Force	227.751	234.394	240.068	244.750	248.030	253.896	259.666	266.467	273.335	281.340	287.007	293.247

*	Other consists of distribution arrangements with third-party intermediaries.

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

Life Insurance Segment

Life Insurance Account Value Rollforward

Unaudited [Billions of Dollars]

	1999	2000	2001	2002	2003	YTD Jun 2003	YTD Jun 2004
Universal Life-Bal Beg-of-Year	6.259	6.650	6.976	7.508	8.211	8.211	9.030
Deposits	1.017	0.955	1.043	1.332	1.532	0.666	0.687
Withdrawals & deaths	(0.452)	(0.426)	(0.319)	(0.426)	(0.437)	(0.208)	(0.245)

Net flows	0.564	0.528	0.724	0.906	1.095	0.458	0.442
Policyholder assessments	(0.544)	(0.584)	(0.598)	(0.648)	(0.702)	(0.339)	(0.369)
Interest credited	0.370	0.382	0.405	0.428	0.427	0.213	0.205
Acq of new business/transfers between segments				0.018

Universal Life-Bal End of Year (1)	6.650	6.976	7.508	8.211	9.030	8.542	9.308

Variable Universal Life-Bal Beg-of-Year	1.200	1.605	1.808	1.746	1.690	1.690	2.195
Deposits	0.326	0.607	0.584	0.504	0.448	0.232	0.213
Withdrawals & deaths	(0.099)	(0.132)	(0.251)	(0.193)	(0.208)	(0.087)	(0.116)

Net flows	0.228	0.475	0.332	0.311	0.240	0.146	0.098
Policyholder assessments	(0.084)	(0.141)	(0.170)	(0.186)	(0.191)	(0.097)	(0.096)
Invest inc & chg in mkt value	0.370	(0.130)	(0.225)	(0.313)	0.457	0.191	0.080
Acq of new business/transfers between segments	(0.110)			0.132

Variable Universal Life-Bal End-of-Year	1.605	1.808	1.746	1.690	2.195	1.930	2.277

Interest Sensitive Whole Life-Bal Beg-of-Year	1.784	1.963	2.062	2.123	2.186	2.186	2.195
Deposits	0.355	0.322	0.307	0.301	0.279	0.114	0.108
Withdrawals & deaths	(0.162)	(0.168)	(0.200)	(0.199)	(0.236)	(0.097)	(0.110)

Net flows	0.193	0.154	0.107	0.103	0.043	0.017	(0.001)
Policyholder assessments	(0.168)	(0.168)	(0.164)	(0.167)	(0.159)	(0.074)	(0.072)
Interest credited	0.109	0.113	0.118	0.127	0.125	0.062	0.063
Acq of new business/transfers between segments	0.045

Int Sensitive Whole Life-Bal End-of-Year	1.963	2.062	2.123	2.186	2.195	2.191	2.185

Total Segment-Life Insurance Account Values
Bal Beg-of-Year	9.243	10.217	10.847	11.377	12.086	12.086	13.420
Deposits	1.698	1.884	1.934	2.138	2.259	1.012	1.009
Withdrawals & deaths	(0.713)	(0.727)	(0.771)	(0.818)	(0.881)	(0.391)	(0.470)

Net flows	0.985	1.158	1.163	1.320	1.377	0.621	0.539
Policyholder assessments	(0.795)	(0.893)	(0.931)	(1.002)	(1.053)	(0.510)	(0.537)
Invest inc & change in market value	0.849	0.364	0.299	0.241	1.009	0.466	0.349
Acq of new business/transfers between segments	(0.065)			0.150

Total Segment-Bal End-of-Year	10.217	10.847	11.377	12.086	13.420	12.663	13.770

Life Product Spread Information (2)
Interest Sensitive Products
Net Investment Income (3)(4)			7.63%	7.30%	6.97%	7.14%	6.78%
Interest Credited to Policyholders			5.86%	5.77%	5.36%	5.49%	4.93%

Spread (3)(4)			1.77%	1.53%	1.61%	1.65%	1.85%
Traditional Products
Net Investment Income (3)(4)			7.49%	7.42%	6.99%	7.15%	6.96%

(1)	Includes fixed investment option of VUL products.

(2)	Interest Sensitive Products - For the life products spread, the yield on earning assets is calculated as net investment income on fixed product investment portfolios divided by average earning assets. The average crediting rate is calculated using interest credited on life products divided by average fixed account values. Traditional Products - the yield on earning assets is calculated as net investment income on non-par investment portfolios divided by average earning assets. As of year ends 2001, 2002, and 2003, interest sensitive products represented 86%, 87%, and 88%, respectively, of total interest sensitive and traditional non-par earning assets.

(3)	The net investment income and spread reported above includes earnings from commercial mortgage loan prepayment and bond make-whole premiums. The impact of these premiums on investment income and spread for interest sensitive products was 20 bps in the first six months of 2004, 3 bps in 2003, 4 bps in 2002, and 6 bps in 2001. The impact for traditional products was 3 bps in the first six months of 2004, 6 bps in 2003, 5 bps in 2002, and 13 bps in 2001.

(4)	YTD 2004 includes income from contingent interest received, which contributed $6.5 million to net investment income or 13 bps to the yield and spread on Interest Sensitive Products and $2.4 million to net investment income or 36 bps to the yield and spread on Traditional Products.

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

Life Insurance Segment

Life Insurance Account Value Roll Forward

Unaudited [Billions of Dollars]

	Sep 2001	Dec 2001	Mar 2002	Jun 2002	Sep 2002	Dec 2002	Mar 2003	Jun 2003	Sep 2003	Dec 2003	Mar 2004	Jun 2004
Universal Life-Bal Beg-of-Quarter	7.216	7.315	7.508	7.622	7.838	7.987	8.211	8.359	8.542	8.782	9.030	9.175
Deposits	0.233	0.314	0.248	0.364	0.310	0.410	0.316	0.350	0.426	0.440	0.342	0.345
Withdrawals & deaths	(0.085)	(0.073)	(0.097)	(0.096)	(0.108)	(0.125)	(0.107)	(0.101)	(0.117)	(0.113)	(0.117)	(0.128)

Net flows	0.147	0.241	0.150	0.268	0.201	0.286	0.210	0.249	0.309	0.327	0.225	0.217
Policyholder assessments	(0.150)	(0.153)	(0.158)	(0.158)	(0.162)	(0.170)	(0.168)	(0.171)	(0.178)	(0.185)	(0.183)	(0.187)
Interest credited	0.102	0.105	0.104	0.106	0.110	0.108	0.106	0.106	0.108	0.106	0.103	0.102
Acq of new business/transfers between segments	—	—	0.0	—	—	—	—	—	—	—	—	—

Universal Life-Bal End-of-Quarter (1)	7.315	7.508	7.622	7.838	7.987	8.211	8.359	8.542	8.782	9.030	9.175	9.308

Variable Universal Life-Bal Beg of Quarter	1.766	1.527	1.746	1.919	1.776	1.575	1.690	1.689	1.930	1.991	2.195	2.249
Deposits	0.124	0.186	0.129	0.147	0.102	0.126	0.118	0.114	0.093	0.123	0.106	0.108
Withdrawals & deaths	(0.055)	(0.088)	(0.055)	(0.057)	(0.034)	(0.047)	(0.036)	(0.050)	(0.048)	(0.074)	(0.073)	(0.042)

Net flows	0.069	0.098	0.074	0.090	0.068	0.079	0.082	0.064	0.045	0.049	0.032	0.066
Policyholder assessments	(0.042)	(0.045)	(0.047)	(0.046)	(0.046)	(0.047)	(0.049)	(0.048)	(0.046)	(0.049)	(0.048)	(0.048)
Invest inc & chg in mkt value	(0.266)	0.166	0.013	(0.186)	(0.224)	0.083	(0.034)	0.225	0.062	0.204	0.070	0.011
Acq of new business/transfers between segments	—	—	0.1	—		—	—	—	—	—	—	—

Variable Universal Life - Bal End-of-Quarter	1.527	1.746	1.919	1.776	1.575	1.690	1.689	1.930	1.991	2.195	2.249	2.277

Interest Sensitive Whole Life-Bal Beg-of-Quarter	2.084	2.096	2.123	2.126	2.145	2.164	2.186	2.185	2.191	2.185	2.195	2.182
Deposits	0.077	0.105	0.063	0.066	0.073	0.100	0.051	0.062	0.067	0.098	0.054	0.055
Withdrawals & deaths	(0.054)	(0.061)	(0.051)	(0.039)	(0.045)	(0.063)	(0.046)	(0.050)	(0.066)	(0.073)	(0.063)	(0.047)

Net flows	0.022	0.044	0.012	0.026	0.027	0.037	0.005	0.012	0.001	0.026	(0.009)	0.008
Policyholder assessments	(0.041)	(0.047)	(0.042)	(0.039)	(0.040)	(0.046)	(0.036)	(0.038)	(0.039)	(0.047)	(0.036)	(0.036)
Interest credited	0.030	0.030	0.033	0.032	0.031	0.031	0.030	0.032	0.032	0.031	0.032	0.031
Acq of new business/transfers between segments	—	—	—	—	—	—	—	—	—	—	—	—

Int Sensitive Whole Life-Bal End-of-Quarter	2.096	2.123	2.126	2.145	2.164	2.186	2.185	2.191	2.185	2.195	2.182	2.185

Total Segment-Life Insurance Account Values
Bal Beg-of-Quarter	11.066	10.939	11.377	11.667	11.759	11.726	12.086	12.233	12.663	12.958	13.420	13.606
Deposits	0.434	0.605	0.440	0.577	0.484	0.636	0.486	0.526	0.586	0.661	0.501	0.507
Withdrawals & deaths	(0.195)	(0.222)	(0.204)	(0.192)	(0.187)	(0.234)	(0.190)	(0.202)	(0.231)	(0.259)	(0.254)	(0.217)

Net flows	0.239	0.383	0.236	0.385	0.297	0.402	0.296	0.324	0.355	0.402	0.248	0.291
Policyholder assessments	(0.232)	(0.246)	(0.246)	(0.244)	(0.248)	(0.263)	(0.252)	(0.257)	(0.262)	(0.280)	(0.267)	(0.271)
Invest inc & change in market value	(0.134)	0.301	0.151	(0.049)	(0.082)	0.222	0.103	0.363	0.202	0.341	0.205	0.145
Acq of new business/transfers between segments	—	—	0.1	—	—	—	—	—	—	—	—	—

Total Segment-Bal End-of-Quarter	10.939	11.377	11.667	11.759	11.726	12.086	12.233	12.663	12.958	13.420	13.606	13.770

Life Product Spread Information (2)
Interest Sensitive Products
Net Investment Income (3)(4)	7.73%	7.60%	7.47%	7.39%	7.26%	7.15%	7.21%	7.09%	6.90%	6.73%	6.84%	6.70%
Interest Credited to Policyholders	5.85%	5.90%	5.82%	5.83%	5.82%	5.63%	5.56%	5.43%	5.37%	5.12%	4.97%	4.89%

Spread (3)(4)	1.89%	1.70%	1.65%	1.56%	1.44%	1.52%	1.65%	1.65%	1.53%	1.61%	1.87%	1.81%
Traditional Products
Net Investment Income (3)(4)	7.95%	7.51%	7.42%	7.37%	7.58%	7.28%	7.16%	7.13%	6.99%	6.72%	7.33%	6.61%

(1)	Includes fixed investment option of VUL products.

(2)	Interest Sensitive Products - For the life products spread, the yield on earning assets is calculated as net investment income on fixed product investment portfolios divided by average earning assets. The average crediting rate is calculated using interest credited on life products divided by average fixed account values. Traditional Products - the yield on earning assets is calculated as net investment income on non-par investment portfolios divided by average earning assets. As of June 30, 2004, interest sensitive products represented 89% of total interest sensitive and traditional non-par earning assets.

(3)	The net investment income and spread reported above includes earnings from commercial mortgage loan prepayment and make whole premiums. The impact of these premiums on investment income and spread for interest sensitive products was 32 bps in the 2nd quarter of 2004, 7 bps in the 1st quarter of 2004, and 8 bps in the 2nd quarter of 2003. There was an impact on traditional products of 5 bps in the 2nd quarter of 2004, no impact during the 1st quarter of 2004, and no impact during the 2nd quarter of 2003.

(4)	First quarter 2004 includes income from contingent interest received, which contributed $6.5 million to net investment income or 25 bps to the yield and spread on Interest Sensitive Products and $2.4 million to net investment income or 72 bps to the yield and spread on Traditional Products.

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

Investment Management

Income Statements

Unaudited [Millions of Dollars]

For the Year Ended December 31	1999	2000	2001	2002	2003	YTD Jun 2003	YTD Jun 2004
Revenue
Investment advisory fees - External	248.6	231.6	197.2	183.3	205.0	93.5	129.2
Investment advisory fees - Insurance Assets	103.0	112.4	105.0	97.7	101.2	49.6	52.6
Other revenue and fees	106.6	115.9	99.2	87.0	117.9	51.5	65.6
Net investment income	56.9	57.7	53.6	50.5	49.9	24.2	26.8
Realized gains (losses) on investments	(0.1)	(3.9)	(3.7)	(5.4)	0.4	(0.4)	(0.5)

Total Revenue	514.9	513.7	451.2	413.1	474.4	218.5	273.6

Benefits and Expenses
Underwriting, acquisition, insurance and other expenses:
Operating and administrative expenses	369.6	424.9	410.2	393.2	414.6	199.6	222.6
Restructuring charges	12.5	7.1	0.6	(0.4)	7.1		1.5
Taxes, licenses and fees	10.3	11.6	16.8	13.0	10.3	5.8	9.4

Subtotal	392.4	443.6	427.5	405.8	431.9	205.4	233.5
Other intangibles amortization	17.7	16.3	10.8	8.2	7.9	4.0	3.9

Total underwriting, acquisition, insurance and other expenses	410.1	459.9	438.3	414.0	439.8	209.4	237.5
Goodwill amortization	16.2	16.2	16.2

Total Benefits and Expenses	426.3	476.1	454.6	414.0	439.8	209.4	237.5

Income Before Federal Income Tax and Cumulative Effect of Accounting Change	88.6	37.6	(3.3)	(0.9)	34.6	9.1	36.2
Federal income taxes	37.0	19.8	5.5	0.5	4.5	3.5	11.6

Income Before Cumulative Effect of Accounting Change	51.6	17.9	(8.9)	(1.4)	30.2	5.6	24.5

Cumulative effect of accounting change			(0.1)

Net Income	51.6	17.9	(9.0)	(1.4)	30.2	5.6	24.5

Less:
Realized gains (losses) on investments	(0.1)	(2.5)	(2.4)	(3.5)	0.3	(0.2)	(0.3)
Gains (losses) on derivatives
Restructuring charges	(9.2)	(4.6)	(0.4)	0.3	(4.6)		(1.0)
Cumulative effect of accounting change			(0.1)

Income from Operations	61.0	25.0	(6.1)	1.8	34.5	5.8	25.9

Net Income - before
- Goodwill Amortization	67.9	34.1	7.3	(1.4)	30.2	5.6	24.5
- Goodwill & Intang. Amort.	79.4	44.7	14.3	3.9	35.3	8.2	27.1
Income from Operations - before
- Goodwill Amortization	77.2	41.3	10.1	1.8	34.5	5.8	25.9
- before Goodwill & Intang. Amort	88.7	51.8	17.1	7.2	39.7	8.4	28.4
Revenue	514.9	513.7	451.2	413.1	474.4	218.5	273.6
Less:
Realized gains (losses) on investments	(0.1)	(3.9)	(3.7)	(5.4)	0.4	(0.4)	(0.5)

Operating Revenue	515.0	517.6	454.9	418.5	474.0	218.8	274.2

Average Capital (Securities at Cost)	593.7	582.0	557.0	581.2	602.4	593.1	634.5
Net Income return on average capital	8.7%	3.1%	(1.6%)	(0.2%)	5.0%	1.9%	7.7%
Inc. from oper. return on average capital	10.3%	4.3%	(1.1%)	0.3%	5.7%	2.0%	8.2%

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

Investment Management

Income Statements

Unaudited [Millions of Dollars]

For the Quarter Ended	Jun 2002	Sep 2002	Dec 2002	Mar 2003	Jun 2003	Sep 2003	Dec 2003	Mar 2004	Jun 2004
Revenue
Investment advisory fees - External	47.8	42.9	44.7	44.2	49.4	53.2	58.3	62.7	66.4
Investment advisory fees - Insurance Assets	24.3	24.1	24.2	24.1	25.4	25.5	26.2	26.5	26.1
Other revenue and fees	22.0	19.9	22.1	22.0	29.5	29.5	36.9	33.7	31.9
Net investment income	12.7	12.4	12.7	12.1	12.1	13.2	12.5	12.2	14.6
Realized gains (losses) on investments	(0.7)	(1.8)	(1.5)	(0.4)	0.1	0.2	0.5	(2.3)	1.8

Total Revenue	106.1	97.5	102.2	102.1	116.4	121.7	134.3	132.9	140.8

Benefits and Expenses
Underwriting, acquisition, insurance and other expenses:
Operating and administrative expenses	100.8	99.4	95.8	95.2	104.4	101.6	113.3	111.1	111.5
Restructuring charges		(0.4)				5.3	1.7	1.5	0.0
Taxes, licenses and fees	4.2	1.9	2.4	3.0	2.8	2.4	2.1	3.9	5.5

Subtotal	105.0	100.9	98.2	98.2	107.2	109.3	117.1	116.5	117.0
Other intangibles amortization	2.0	2.0	2.0	2.0	2.0	2.0	2.0	2.0	2.0

Total underwriting, acquisition, insurance and other expenses	107.0	102.9	100.2	100.2	109.2	111.3	119.1	118.5	119.0

Total Benefits and Expenses	107.0	102.9	100.2	100.2	109.2	111.3	119.1	118.5	119.0

Income Before Federal Income Tax and Cumulative Effect of Accounting Change	(1.0)	(5.4)	2.0	1.9	7.2	10.3	15.2	14.4	21.8
Federal income taxes	(0.2)	(1.5)	0.9	0.8	2.6	4.0	(3.0)	4.3	7.3

Income Before Cumulative Effect of Accounting Change	(0.8)	(3.9)	1.1	1.0	4.6	6.3	18.2	10.0	14.5

Cumulative effect of accounting change

Net Income	(0.8)	(3.9)	1.1	1.0	4.6	6.3	18.2	10.0	14.5

Less:
Realized gains (losses) on investments	(0.4)	(1.2)	(0.9)	(0.3)	0.0	0.1	0.3	(1.5)	1.2
Restructuring charges		0.3	0.0			(3.5)	(1.1)	(1.0)	(0.0)

Income from Operations	(0.3)	(3.0)	2.1	1.3	4.5	9.7	19.0	12.5	13.4

Net Income - before
Intangible Amortization	0.6	(2.6)	2.4	2.4	5.8	7.6	19.5	11.3	15.8
Income from Operations - before
Intangible Amortization	1.0	(1.7)	3.4	2.6	5.8	11.0	20.3	13.8	14.6
Revenue	106.1	97.5	102.2	102.1	116.4	121.7	134.3	132.9	140.8
Less:
Realized gains (losses) on investments	(0.7)	(1.8)	(1.5)	(0.4)	0.1	0.2	0.5	(2.3)	1.8
Gains (losses) on derivatives

Operating Revenue	106.7	99.3	103.6	102.5	116.3	121.4	133.8	135.2	139.0

Average Capital (Securities at Cost)	587.2	586.3	588.8	597.7	588.6	600.4	623.0	634.2	634.8
Net Income return on average capital	(0.5%)	(2.6%)	0.8%	0.7%	3.1%	4.2%	11.7%	6.3%	9.1%
Income from operations return on average capital	(0.2%)	(2.0%)	1.4%	0.9%	3.1%	6.4%	12.2%	7.9%	8.4%

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

Investment Management

Assets Under Management Rollforward

Unaudited [Billions of Dollars]

	1999	2000	2001	2002	2003	YTD Jun 2003	YTD Jun 2004
Retail Fixed - Bal Beg-of-Year	8.218	7.422	6.605	7.118	7.631	7.631	8.186
Fund Sales	0.991	0.769	0.876	1.218	1.792	0.893	0.965
Redemptions	(1.424)	(1.401)	(1.051)	(1.182)	(1.442)	(0.645)	(0.880)
Net Money Market	(0.111)	(0.207)	(0.046)	(0.050)	(0.028)	(0.005)	(0.024)
Transfers	0.177	(0.168)	0.405	0.206	(0.168)	0.007	(0.053)

Net Flows(1)	(0.367)	(1.007)	0.184	0.192	0.154	0.249	0.007
Market	(0.429)	0.096	0.330	0.321	0.401	0.311	(0.042)
Acquisitions/addition of Assets Under Administration(1)		0.094

Balance End-of-Year(1)	7.422	6.605	7.118	7.631	8.186	8.190	8.152

Retail Equity - Bal Beg-of-Year	22.081	23.384	21.525	17.990	14.917	14.917	20.887
Fund Sales	3.270	4.116	2.817	4.477	3.791	1.530	3.603
Redemptions	(4.972)	(4.431)	(2.838)	(3.690)	(2.830)	(1.415)	(2.020)
Net Money Market	(0.001)	0.001
Transfers	(0.144)	(0.178)	(0.538)	(0.173)	0.156	(0.048)	(0.005)

Net Flows(1)	(1.847)	(0.492)	(0.560)	0.614	1.117	0.068	1.578
Market	3.150	(1.709)	(2.975)	(3.688)	4.854	1.922	0.758
Acquisitions/addition of Assets Under Administration(1)		0.342

Balance at End-of-Year(1)	23.384	21.525	17.990	14.917	20.887	16.906	23.223

Total Retail - Bal Beg-of-Year	30.299	30.807	28.129	25.108	22.547	22.547	29.073
Retail Sales-Annuities	1.561	1.782	1.701	2.751	2.151	1.016	1.420
Retail Sales-Mutual Funds	2.151	2.577	1.523	1.829	2.315	1.009	1.634
Retail Sales-Managed Acct. & Other	0.549	0.525	0.469	1.115	1.116	0.398	1.514

Total Retail Sales	4.261	4.885	3.693	5.695	5.583	2.423	4.568
Redemptions	(6.396)	(5.832)	(3.889)	(4.873)	(4.272)	(2.060)	(2.900)
Net Money Market	(0.112)	(0.206)	(0.046)	(0.050)	(0.028)	(0.005)	(0.024)
Transfers	0.033	(0.346)	(0.133)	0.033	(0.012)	(0.041)	(0.059)

Net Flows(1)	(2.214)	(1.500)	(0.375)	0.806	1.271	0.316	1.585
Market	2.721	(1.613)	(2.646)	(3.366)	5.255	2.232	0.717
Acquisitions/addition of Assets Under Administration(1)		0.435

Balance at End-of-Year(1)	30.807	28.129	25.108	22.547	29.073	25.096	31.375

Institutional Fixed - Bal Beg-of-Year	6.955	6.936	6.111	5.489	7.237	7.237	8.399
Inflows	2.001	0.771	0.643	2.281	1.937	0.718	2.087
Withdrawals/Terminations	(1.700)	(1.973)	(1.229)	(1.146)	(1.226)	(0.496)	(0.353)
Transfers	(0.001)	(0.005)	0.017	0.004	0.005	0.005	0.007

Net Flows	0.300	(1.207)	(0.569)	1.139	0.716	0.227	1.741
Market	(0.319)	0.382	(0.053)	0.608	0.447	0.290	(0.234)

Balance at End-of-Year	6.936	6.111	5.489	7.237	8.399	7.753	9.906

Institutional Equity - Bal Beg-of-Year	24.236	23.632	19.114	17.815	16.711	16.711	25.322
Inflows	5.249	2.730	3.183	2.913	3.922	1.221	3.867
Withdrawals/Terminations	(7.800)	(7.209)	(2.879)	(1.991)	(2.178)	(0.839)	(1.923)
Transfers	0.012	(0.008)	0.035	0.045	0.018	0.010	0.018

Net Flows	(2.539)	(4.486)	0.338	0.967	1.762	0.392	1.962
Market	1.935	(0.031)	(1.637)	(2.071)	6.849	2.504	1.078

Balance at End-of-Year	23.632	19.114	17.815	16.711	25.322	19.607	28.362

Total Institutional - Bal Beg-of-Year	31.191	30.568	25.225	23.305	23.948	23.948	33.722
Inflows	7.250	3.501	3.826	5.194	5.859	1.939	5.954
Withdrawals/Terminations	(9.500)	(9.182)	(4.109)	(3.137)	(3.404)	(1.335)	(2.275)
Transfers	0.011	(0.013)	0.052	0.050	0.023	0.015	0.025

Net Flows	(2.239)	(5.693)	(0.231)	2.106	2.478	0.618	3.703
Market	1.616	0.351	(1.690)	(1.463)	7.296	2.794	0.843

Balance at End-of-Year	30.568	25.225	23.305	23.948	33.722	27.360	38.268

Total Retail/Institutional - At End-of-Year	61.375	53.355	48.412	46.495	62.794	52.456	69.643

Insurance Assets - At End-of-Year	35.934	35.686	38.119	41.104	43.024	43.857	42.528

Total Assets Under Management At End-of-Year	97.309	89.041	86.531	87.599	105.818	96.313	112.172

(1) Retail assets under management have been restated to include assets under administration beginning in January of 2000. Assets Under Administration were 1.056 billion at June 30, 2004.

Net Flows from Assets Under Administration:		0.018	0.081	0.263	0.195	0.126	0.007

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

Investment Management (excluding Institutional Assets

Managed by Delaware's London-based International Investment Unit)

Assets Under Management Rollforward

Unaudited [Billions of Dollars]

	1999	2000	2001	2002	2003	YTD Jun 2003	YTD Jun 2004
Retail Fixed - Bal Beg-of-Year	8.218	7.422	6.605	7.118	7.631	7.631	8.186
Fund Sales	0.991	0.769	0.876	1.218	1.792	0.893	0.965
Redemptions	(1.424)	(1.401)	(1.051)	(1.182)	(1.442)	(0.645)	(0.880)
Net Money Market	(0.111)	(0.207)	(0.046)	(0.050)	(0.028)	(0.005)	(0.024)
Transfers	0.177	(0.168)	0.405	0.206	(0.168)	0.007	(0.053)

Net Flows(1)	(0.367)	(1.007)	0.184	0.192	0.154	0.249	0.007
Market	(0.429)	0.096	0.330	0.321	0.401	0.311	(0.042)
Acquisitions/addition of Assets Under Administration(1)		0.094

Balance End-of-Year(1)	7.422	6.605	7.118	7.631	8.186	8.190	8.152

Retail Equity - Bal Beg-of-Year	22.081	23.384	21.525	17.990	14.917	14.917	20.887
Fund Sales	3.270	4.116	2.817	4.477	3.791	1.530	3.603
Redemptions	(4.972)	(4.431)	(2.838)	(3.690)	(2.830)	(1.415)	(2.020)
Net Money Market	(0.001)	0.001
Transfers	(0.144)	(0.178)	(0.538)	(0.173)	0.156	(0.048)	(0.005)

Net Flows(1)	(1.847)	(0.492)	(0.560)	0.614	1.117	0.068	1.578
Market	3.150	(1.709)	(2.975)	(3.688)	4.854	1.922	0.758
Acquisitions/addition of Assets Under Administration(1)		0.342

Balance at End-of-Year(1)	23.384	21.525	17.990	14.917	20.887	16.906	23.223

Total Retail - Bal Beg-of-Year	30.299	30.807	28.129	25.108	22.547	22.547	29.073
Retail Sales-Annuities	1.561	1.782	1.701	2.751	2.151	1.016	1.420
Retail Sales-Mutual Funds	2.151	2.577	1.523	1.829	2.315	1.009	1.634
Retail Sales-Managed Acct. & Other	0.549	0.525	0.469	1.115	1.116	0.398	1.514

Total Retail Sales	4.261	4.885	3.693	5.695	5.583	2.423	4.568
Redemptions	(6.396)	(5.832)	(3.889)	(4.873)	(4.272)	(2.060)	(2.900)
Net Money Market	(0.112)	(0.206)	(0.046)	(0.050)	(0.028)	(0.005)	(0.024)
Transfers	0.033	(0.346)	(0.133)	0.033	(0.012)	(0.041)	(0.059)

Net Flows(1)	(2.214)	(1.500)	(0.375)	0.806	1.271	0.316	1.585
Market	2.721	(1.613)	(2.646)	(3.366)	5.255	2.232	0.717
Acquisitions/addition of Assets Under Administration(1)		0.435

Balance at End-of-Year(1)	30.807	28.129	25.108	22.547	29.073	25.096	31.375

Institutional Fixed - Bal Beg-of-Year	3.461	4.010	3.588	3.374	5.144	5.144	5.977
Inflows	1.588	0.455	0.388	2.177	1.540	0.672	1.431
Withdrawals/Terminations	(1.021)	(1.248)	(0.586)	(0.541)	(0.635)	(0.310)	(0.247)
Transfers	(0.001)	(0.005)	0.017	0.004	(0.126)	(0.097)	0.007

Net Flows	0.567	(0.798)	(0.181)	1.640	0.779	0.265	1.190
Market	(0.019)	0.376	(0.032)	0.129	0.054	0.069	(0.191)

Balance at End-of-Year	4.010	3.588	3.374	5.144	5.977	5.478	6.976

Institutional Equity - Bal Beg-of-Year	18.890	14.159	9.874	8.383	7.407	7.407	10.609
Inflows	2.085	1.562	1.691	1.772	1.918	0.747	1.290
Withdrawals/Terminations	(7.557)	(5.899)	(2.494)	(1.568)	(1.340)	(0.501)	(1.640)
Transfers	0.012	(0.008)	0.035	0.045	0.034	0.010	0.061

Net Flows	(5.460)	(4.345)	(0.768)	0.250	0.611	0.256	(0.289)
Market	0.729	0.060	(0.723)	(1.225)	2.591	1.019	0.414

Balance at End-of-Year	14.159	9.874	8.383	7.407	10.609	8.683	10.734

Total Institutional - Bal Beg-of-Year	22.351	18.168	13.462	11.757	12.551	12.551	16.587
Inflows	3.673	2.018	2.079	3.949	3.457	1.420	2.721
Withdrawals/Terminations	(8.577)	(7.148)	(3.080)	(2.109)	(1.975)	(0.811)	(1.887)
Transfers	0.011	(0.013)	0.052	0.050	(0.092)	(0.088)	0.068

Net Flows	(4.893)	(5.143)	(0.950)	1.890	1.390	0.521	0.902
Market	0.711	0.436	(0.755)	(1.096)	2.645	1.088	0.222

Balance at End-of-Year	18.169	13.462	11.757	12.551	16.587	14.160	17.710

Total Retail/Institutional - At End-of-Year	48.975	41.591	36.865	35.098	45.659	39.256	49.085

Insurance Assets - At End-of-Year	35.934	35.686	38.119	41.104	43.024	43.857	42.528

Total Assets Under Management At End-of-Year	84.909	77.277	74.984	76.202	88.683	83.113	91.614

(1) Retail assets under management have been restated to include assets under administration beginning in January of 2000. Assets Under Administration were 1.056 billion at June 30, 2004.

Net Flows from Assets Under Administration:		0.018	0.081	0.263	0.195	0.126	0.007

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

PAGE 27A

Investment Management

Assets Under Management Roll Forward

Unaudited [Billions of Dollars]

	Sep 2001	Dec 2001	Mar 2002	Jun 2002	Sep 2002	Dec 2002	Mar 2003	Jun 2003	Sep 2003	Dec 2003	Mar 2004	Jun 2004
Retail Fixed - Bal-Beg-of-Qtr	6.764	7.203	7.118	7.086	7.167	7.514	7.631	7.907	8.190	8.083	8.186	8.313
Fund Sales	0.207	0.218	0.292	0.272	0.325	0.328	0.424	0.469	0.443	0.456	0.513	0.452
Redemptions	(0.262)	(0.242)	(0.289)	(0.306)	(0.277)	(0.311)	(0.327)	(0.318)	(0.435)	(0.361)	(0.418)	(0.462)
Net Money Market	0.005	(0.031)	(0.003)	(0.002)	(0.009)	(0.035)	0.001	(0.006)	(0.008)	(0.014)	(0.036)	0.012
Transfers	0.388	(0.027)	(0.041)	0.021	0.134	0.092	0.062	(0.055)	(0.086)	(0.088)	(0.035)	(0.019)

Net Flows(1)	0.338	(0.083)	(0.041)	(0.015)	0.174	0.074	0.159	0.090	(0.087)	(0.008)	0.024	(0.017)
Market	0.101	(0.002)	0.009	0.096	0.174	0.043	0.117	0.193	(0.020)	0.111	0.103	(0.144)

Balance at End-of-Qtr(1)	7.203	7.118	7.086	7.167	7.514	7.631	7.907	8.190	8.083	8.186	8.313	8.152

Retail Equity - Bal-Beg-of-Qtr	19.756	15.873	17.990	18.255	16.613	13.705	14.917	14.286	16.906	17.961	20.887	22.546
Fund Sales	0.638	0.580	0.908	1.084	1.140	1.345	0.717	0.813	1.051	1.210	1.938	1.666
Redemptions	(0.653)	(0.607)	(0.791)	(0.881)	(1.137)	(0.881)	(0.803)	(0.612)	(0.706)	(0.710)	(0.992)	(1.028)
Net Money Market
Transfers	(0.441)	0.019	0.014	(0.022)	(0.128)	(0.036)	(0.059)	0.011	0.112	0.092	(0.002)	(0.004)

Net Flows(1)	(0.456)	(0.008)	0.130	0.182	(0.126)	0.428	(0.145)	0.213	0.457	0.592	0.944	0.634
Market	(3.427)	2.125	0.134	(1.824)	(2.782)	0.784	(0.486)	2.408	0.598	2.334	0.715	0.044

Balance at End-of-Qtr(1)	15.873	17.990	18.255	16.613	13.705	14.917	14.286	16.906	17.961	20.887	22.546	23.223

Total Retail - Bal-Beg-of-Qtr	26.520	23.076	25.108	25.340	23.779	21.219	22.547	22.193	25.096	26.044	29.073	30.859
Retail Sales-Annuities	0.434	0.323	0.589	0.601	0.756	0.806	0.488	0.528	0.573	0.562	0.753	0.668
Retail Sales-Mutual Funds	0.336	0.348	0.452	0.562	0.416	0.399	0.450	0.558	0.644	0.663	0.905	0.729
Retail Sales-Managed Acct. & Other	0.074	0.127	0.159	0.194	0.293	0.469	0.202	0.196	0.277	0.441	0.793	0.721

Total Retail Sales	0.845	0.798	1.200	1.356	1.465	1.673	1.141	1.282	1.494	1.666	2.451	2.117
Redemptions	(0.915)	(0.850)	(1.081)	(1.186)	(1.414)	(1.192)	(1.130)	(0.930)	(1.141)	(1.071)	(1.409)	(1.491)
Net Money Market	0.005	(0.031)	(0.003)	(0.002)	(0.009)	(0.035)	0.001	(0.006)	(0.008)	(0.014)	(0.036)	0.012
Transfers	(0.053)	(0.009)	(0.027)	(0.001)	0.006	0.056	0.003	(0.044)	0.025	0.004	(0.037)	(0.022)

Net Flows(1)	(0.118)	(0.091)	0.089	0.167	0.048	0.502	0.014	0.302	0.370	0.584	0.969	0.617
Market	(3.326)	2.123	0.143	(1.728)	(2.608)	0.826	(0.369)	2.601	0.578	2.444	0.818	(0.101)

Balance at End-of-Qtr(1)	23.076	25.108	25.340	23.779	21.219	22.547	22.193	25.096	26.044	29.073	30.859	31.375

Institutional Fixed - Bal-Beg-of-Qtr	5.809	5.640	5.489	6.018	6.844	7.207	7.237	7.605	7.753	8.077	8.399	9.028
Inflows	0.020	0.080	0.804	0.663	0.530	0.283	0.592	0.126	0.556	0.663	0.806	1.281
Withdrawals/Terminations	(0.493)	(0.192)	(0.239)	(0.161)	(0.308)	(0.438)	(0.308)	(0.188)	(0.226)	(0.503)	(0.218)	(0.135)
Transfers	0.001	0.002	(0.001)	0.000	0.007	(0.002)	0.002	0.003	(0.000)	(0.000)	0.005	0.002

Net Flows	(0.472)	(0.109)	0.565	0.503	0.229	(0.157)	0.286	(0.059)	0.330	0.160	0.593	1.148
Market	0.302	(0.041)	(0.036)	0.323	0.134	0.187	0.083	0.207	(0.006)	0.163	0.036	(0.271)

Balance at End-of-Qtr	5.640	5.489	6.018	6.844	7.207	7.237	7.605	7.753	8.077	8.399	9.028	9.906

Institutional Equity - Bal-Beg-of-Qtr	18.407	16.242	17.815	18.644	18.120	14.937	16.711	15.920	19.607	21.008	25.322	27.188
Inflows	0.863	0.615	0.672	0.569	0.631	1.040	0.494	0.727	1.386	1.315	1.817	2.049
Withdrawals/Terminations	(0.555)	(0.624)	(0.512)	(0.635)	(0.523)	(0.322)	(0.459)	(0.381)	(0.921)	(0.419)	(0.762)	(1.161)
Transfers	0.009	0.016	0.006	0.018	0.011	0.010	0.008	0.002	0.003	0.005	0.012	0.006

Net Flows	0.317	0.007	0.167	(0.047)	0.119	0.728	0.044	0.348	0.469	0.901	1.068	0.895
Market	(2.482)	1.567	0.661	(0.476)	(3.302)	1.046	(0.835)	3.339	0.932	3.413	0.798	0.280

Balance at End-of-Qtr	16.242	17.815	18.644	18.120	14.937	16.711	15.920	19.607	21.008	25.322	27.188	28.362

Total Institutional - Bal-Beg-of-Qtr	24.216	21.881	23.305	24.661	24.963	22.143	23.948	23.526	27.360	29.085	33.722	36.216
Inflows	0.883	0.696	1.476	1.232	1.162	1.323	1.086	0.853	1.943	1.978	2.623	3.331
Withdrawals/Terminations	(1.048)	(0.816)	(0.751)	(0.796)	(0.831)	(0.760)	(0.767)	(0.568)	(1.147)	(0.922)	(0.980)	(1.296)
Transfers	0.010	0.018	0.006	0.019	0.017	0.008	0.010	0.005	0.003	0.005	0.017	0.008

Net Flows	(0.155)	(0.103)	0.731	0.455	0.348	0.572	0.330	0.289	0.799	1.061	1.661	2.043
Market	(2.180)	1.526	0.625	(0.153)	(3.168)	1.233	(0.752)	3.546	0.926	3.576	0.834	0.009

Balance at End-of-Qtr	21.881	23.305	24.661	24.963	22.143	23.948	23.526	27.360	29.085	33.722	36.216	38.268

Total Retail/Inst - At End-of-Qtr	44.958	48.412	50.002	48.742	43.362	46.495	45.718	52.456	55.129	62.794	67.075	69.643

Insurance Assets-End-of-Qtr	37.337	38.119	37.171	38.476	40.416	41.104	42.130	43.857	42.984	43.024	44.006	42.528

Total Assets Under Management At End-of-Qtr	82.295	86.531	87.172	87.218	83.778	87.599	87.848	96.313	98.113	105.818	111.081	112.172

(1) Retail assets under management include assets under administration, which were 1.056 billion at June 30, 2004.

Net Flows from Assets Under Administration:	0.007	0.034	0.090	0.061	0.045	0.068	0.068	0.059	0.038	0.031	0.036	(0.029)

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

Investment Management (excluding Institutional Assets

Managed by Delaware's London-based International Investment Unit)

Assets Under Management Roll Forward

Unaudited [Billions of Dollars]

	Sep 2001	Dec 2001	Mar 2002	Jun 2002	Sep 2002	Dec 2002	Mar 2003	Jun 2003	Sep 2003	Dec 2003	Mar 2004	Jun 2004
Retail Fixed - Bal-Beg-of-Qtr	6.764	7.203	7.118	7.086	7.167	7.514	7.631	7.907	8.190	8.083	8.186	8.313
Fund Sales	0.207	0.218	0.292	0.272	0.325	0.328	0.424	0.469	0.443	0.456	0.513	0.452
Redemptions	(0.262)	(0.242)	(0.289)	(0.306)	(0.277)	(0.311)	(0.327)	(0.318)	(0.435)	(0.361)	(0.418)	(0.462)
Net Money Market	0.005	(0.031)	(0.003)	(0.002)	(0.009)	(0.035)	0.001	(0.006)	(0.008)	(0.014)	(0.036)	0.012
Transfers	0.388	(0.027)	(0.041)	0.021	0.134	0.092	0.062	(0.055)	(0.086)	(0.088)	(0.035)	(0.019)

Net Flows(1)	0.338	(0.083)	(0.041)	(0.015)	0.174	0.074	0.159	0.090	(0.087)	(0.008)	0.024	(0.017)
Market	0.101	(0.002)	0.009	0.096	0.174	0.043	0.117	0.193	(0.020)	0.111	0.103	(0.144)

Balance at End-of-Qtr(1)	7.203	7.118	7.086	7.167	7.514	7.631	7.907	8.190	8.083	8.186	8.313	8.152

Retail Equity - Bal-Beg-of-Qtr	19.756	15.873	17.990	18.255	16.613	13.705	14.917	14.286	16.906	17.961	20.887	22.546
Fund Sales	0.638	0.580	0.908	1.084	1.140	1.345	0.717	0.813	1.051	1.210	1.938	1.666
Redemptions	(0.653)	(0.607)	(0.791)	(0.881)	(1.137)	(0.881)	(0.803)	(0.612)	(0.706)	(0.710)	(0.992)	(1.028)
Net Money Market
Transfers	(0.441)	0.019	0.014	(0.022)	(0.128)	(0.036)	(0.059)	0.011	0.112	0.092	(0.002)	(0.004)

Net Flows(1)	(0.456)	(0.008)	0.130	0.182	(0.126)	0.428	(0.145)	0.213	0.457	0.592	0.944	0.634
Market	(3.427)	2.125	0.134	(1.824)	(2.782)	0.784	(0.486)	2.408	0.598	2.334	0.715	0.044

Balance at End-of-Qtr(1)	15.873	17.990	18.255	16.613	13.705	14.917	14.286	16.906	17.961	20.887	22.546	23.223

Total Retail - Bal-Beg-of-Qtr	26.520	23.076	25.108	25.340	23.779	21.219	22.547	22.193	25.096	26.044	29.073	30.859
Retail Sales-Annuities	0.434	0.323	0.589	0.601	0.756	0.806	0.488	0.528	0.573	0.562	0.753	0.668
Retail Sales-Mutual Funds	0.336	0.348	0.452	0.562	0.416	0.399	0.450	0.558	0.644	0.663	0.905	0.729
Retail Sales-Managed Acct. & Other	0.074	0.127	0.159	0.194	0.293	0.469	0.202	0.196	0.277	0.441	0.793	0.721

Total Retail Sales	0.845	0.798	1.200	1.356	1.465	1.673	1.141	1.282	1.494	1.666	2.451	2.117
Redemptions	(0.915)	(0.850)	(1.081)	(1.186)	(1.414)	(1.192)	(1.130)	(0.930)	(1.141)	(1.071)	(1.409)	(1.491)
Net Money Market	0.005	(0.031)	(0.003)	(0.002)	(0.009)	(0.035)	0.001	(0.006)	(0.008)	(0.014)	(0.036)	0.012
Transfers	(0.053)	(0.009)	(0.027)	(0.001)	0.006	0.056	0.003	(0.044)	0.025	0.004	(0.037)	(0.022)

Net Flows(1)	(0.118)	(0.091)	0.089	0.167	0.048	0.502	0.014	0.302	0.370	0.584	0.969	0.617
Market	(3.326)	2.123	0.143	(1.728)	(2.608)	0.826	(0.369)	2.601	0.578	2.444	0.818	(0.101)

Balance at End-of-Qtr(1)	23.076	25.108	25.340	23.779	21.219	22.547	22.193	25.096	26.044	29.073	30.859	31.375

Institutional Fixed - Bal-Beg-of-Qtr	3.491	3.466	3.374	4.060	4.650	5.007	5.144	5.527	5.478	5.831	5.977	6.498
Inflows	0.017	0.061	0.798	0.635	0.493	0.251	0.553	0.120	0.517	0.351	0.655	0.776
Withdrawals/Terminations	(0.189)	(0.130)	(0.082)	(0.102)	(0.196)	(0.162)	(0.158)	(0.152)	(0.089)	(0.236)	(0.138)	(0.109)
Transfers	0.001	0.002	(0.001)	0.000	0.007	(0.002)	0.002	(0.099)	(0.056)	0.028	0.005	0.002

Net Flows	(0.171)	(0.067)	0.715	0.534	0.304	0.087	0.397	(0.132)	0.371	0.143	0.521	0.669
Market	0.145	(0.025)	(0.030)	0.056	0.054	0.049	(0.013)	0.082	(0.018)	0.004	(0.001)	(0.191)

Balance at End-of-Qtr	3.466	3.374	4.060	4.650	5.007	5.144	5.527	5.478	5.831	5.977	6.498	6.976

Institutional Equity - Bal-Beg-of-Qtr	8.958	7.772	8.383	8.533	7.650	6.312	7.407	7.239	8.683	9.067	10.609	11.024
Inflows	0.590	0.238	0.244	0.256	0.499	0.773	0.365	0.382	0.603	0.568	0.623	0.667
Withdrawals/Terminations	(0.472)	(0.490)	(0.400)	(0.491)	(0.478)	(0.199)	(0.210)	(0.291)	(0.574)	(0.266)	(0.597)	(1.042)
Transfers	0.009	0.016	0.006	0.018	0.011	0.010	0.008	0.002	0.003	0.021	(0.012)	0.073

Net Flows	0.127	(0.236)	(0.151)	(0.216)	0.032	0.584	0.163	0.093	0.032	0.323	0.014	(0.302)
Market	(1.313)	0.847	0.300	(0.667)	(1.370)	0.511	(0.331)	1.350	0.353	1.219	0.401	0.012

Balance at End-of-Qtr	7.772	8.383	8.533	7.650	6.312	7.407	7.239	8.683	9.067	10.609	11.024	10.734

Total Institutional - Bal-Beg-of-Qtr	12.449	11.238	11.757	12.593	12.300	11.320	12.551	12.767	14.160	14.898	16.587	17.522
Inflows	0.607	0.299	1.041	0.892	0.992	1.024	0.917	0.502	1.119	0.919	1.278	1.443
Withdrawals/Terminations	(0.661)	(0.620)	(0.482)	(0.592)	(0.674)	(0.361)	(0.368)	(0.443)	(0.663)	(0.501)	(0.736)	(1.151)
Transfers	0.010	0.018	0.006	0.019	0.017	0.008	0.010	(0.098)	(0.053)	0.049	(0.007)	0.075

Net Flows	(0.044)	(0.303)	0.565	0.318	0.336	0.671	0.559	(0.039)	0.403	0.466	0.535	0.367
Market	(1.168)	0.823	0.271	(0.611)	(1.316)	0.560	(0.344)	1.432	0.334	1.222	0.401	(0.178)

Balance at End-of-Qtr	11.238	11.757	12.593	12.300	11.320	12.551	12.767	14.160	14.898	16.587	17.522	17.710

Total Retail/Inst - At End-of-Qtr	34.314	36.865	37.933	36.079	32.539	35.098	34.959	39.256	40.942	45.659	48.381	49.085

Insurance Assets-End-of-Qtr	37.337	38.119	37.171	38.476	40.416	41.104	42.130	43.857	42.984	43.024	44.006	42.528

Total Assets Under Management At End-of-Qtr	71.651	74.984	75.104	74.555	72.954	76.202	77.089	83.113	83.926	88.683	92.387	91.614

(1) Retail assets under management include assets under administration, which were 1.056 billion at June 30, 2004.

Net Flows from Assets Under Administration:	0.007	0.034	0.090	0.061	0.045	0.068	0.068	0.059	0.038	0.031	0.036	(0.029)

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

PAGE 28A

Lincoln UK

Income Statements

Unaudited [Millions of Dollars]

	1999	2000	2001	2002	2003	YTD Jun 2003	YTD Jun 2004

For the Year Ended December 31
Revenue
Premiums	145.1	148.4	46.1	50.6	62.2	26.5	37.7
Mortality assessments	27.1	31.4	33.9	32.4	35.7	18.3	20.0
Expense assessments	182.3	178.1	134.8	105.3	93.9	46.1	48.6
Other revenue and fees	13.8	2.6	(1.4)	24.9	18.6	6.4	14.1
Net investment income	75.3	70.3	64.8	62.1	64.1	31.9	36.7
Realized gains (losses) on investments	3.0	3.2	12.4	1.9	(1.1)	(0.0)	(0.4)
Gain on sale of subsidiaries/ businesses							10.1

Total Revenue	446.6	433.8	290.7	277.2	273.5	129.1	166.8

Benefits and Expenses
Benefits paid or provided:
Benefits	306.2	178.5	83.4	84.2	98.6	42.5	57.8
Underwriting, acquisition, insurance and other expenses: Commissions	54.5	37.7	10.8	6.1	3.8	1.9	1.2
Operating and administrative expenses	153.0	142.5	82.5	77.0	78.3	38.8	45.3
Restructuring charges	10.0	99.4		(1.7)

Subtotal	217.4	279.5	93.2	81.4	82.1	40.7	46.5
Deferral of acquisition costs			(4.2)	(3.4)	(3.5)	(1.7)	(3.2)
DAC amortization			35.9	50.0	42.4	20.5	26.9

DAC deferral net of amortization	(12.4)	(7.2)	31.7	46.5	39.1	18.9	23.7
PVIF amortization	28.4	4.7	22.5	30.8	(10.7)	(2.7)	3.1
Total underwriting, acquisition, insurance and other expenses	233.5	277.0	147.4	158.7	110.4	56.9	73.3
Goodwill amortization	7.0	4.0	0.6

Total Benefits and Expenses	546.7	459.6	231.5	242.9	209.0	99.4	131.1

Federal income taxes	(81.8)	(10.6)	(7.6)	(3.4)	21.6	10.4	12.5

Net Income	(18.2)	(15.1)	66.8	37.7	42.9	19.3	23.2

Less:
Realized gains (losses) on investments	2.1	2.3	8.7	1.3	(0.7)	(0.0)	(0.3)
Gain on sale of subsidiaries/ businesses							6.6
Restructuring charges	(6.5)	(76.5)		1.7

Income from Operations	(13.9)	59.2	58.1	34.6	43.6	19.3	16.9

Effective tax rate on Income from Operations	85.1%	15.9%	(24.2%)	(12.8%)	33.4%	35.0%	35.0%
Revenue	448.6	433.8	290.7	277.2	273.5	129.1	166.8
Less:
Realized gains (losses) on investments	3.0	3.2	12.4	1.9	(1.1)	(0.0)	(0.4)
Gain on sale of subsidiaries/ businesses							10.1

Operating Revenue	443.6	430.6	278.2	275.4	274.5	129.1	157.1

Average capital	520.4	494.0	593.8	549.9	478.9	510.2	434.6
Net Income return on average capital	(3.5%)	(3.1%)	11.3%	6.9%	9.0%	7.5%	10.7%
Income from operations return on average capital	(2.7%)	12.0%	9.8%	6.3%	9.1%	7.6%	7.8%

Roll Forward of Deferred Acquisition Costs
Balance at beginning-of-year			635.0	587.3	597.6	597.6	620.7
Deferral			4.2	3.4	3.5	1.7	3.2
Amortization			(35.9)	(50.0)	(42.4)	(20.5)	(26.9)

Included in Total Benefits and Expenses			(31.7)	(46.5)	(39.0)	(18.8)	(23.7)
Foreign currency translation adjustment			(16.0)	56.8	62.0	16.3	11.7

Balance at end-of-year			587.3	597.6	620.7	595.1	608.6

Roll Forward of Present Value of In-Force
Balance at beginning-of-year			273.6	244.0	237.3	237.3	274.7
Amortization			(22.5)	(30.8)	10.7	2.7	(3.1)
Foreign currency translation adjustment			(7.0)	24.1	26.7	7.0	5.2

Balance at end-of-year			244.0	237.3	274.7	247.0	276.7

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

Lincoln UK

Income Statements

Unaudited [Millions of Dollars]

For the Quarter Ended	Jun 2002	Sep 2002	Dec 2002	Mar 2003	Jun 2003	Sep 2003	Dec 2003	Mar 2004	Jun 2004

Revenue
Premiums	12.1	12.4	14.2	12.7	13.8	16.5	19.3	18.1	19.6
Mortality assessments	8.3	8.7	8.9	9.1	9.2	8.7	8.7	9.6	10.4
Expense assessments	27.8	29.4	22.8	21.6	24.5	23.2	24.6	24.2	24.4
Other revenue and fees	12.5	24.5	(11.9)	10.3	(3.9)	2.6	9.6	5.8	8.3
Net investment income	15.3	15.6	16.6	15.2	16.7	16.0	16.2	18.5	18.3
Realized gains (losses) on investments	4.5	1.2	1.2	(0.0)	0.0	0.3	(1.3)	(0.4)	(0.1)
Gain on sale of subsidiaries/ businesses									10.1

Total Revenue	80.5	91.8	51.8	68.9	60.2	67.3	77.1	75.8	91.0

Benefits and Expenses
Benefits paid or provided:
Benefits	19.0	23.8	23.1	18.2	24.3	22.7	33.3	29.0	28.8
Underwriting, acquisition,
insurance and other expenses:
Commissions	1.9	1.6	1.3	1.1	0.8	1.0	0.8	0.6	0.6
Operating and administrative expenses	18.9	20.2	20.6	18.3	20.5	19.6	20.0	23.0	22.3
Restructuring charges			(1.7)

Subtotal	20.9	21.8	20.2	19.4	21.3	20.6	20.8	23.5	22.9
Deferral of acquisition costs	(1.0)	(0.9)	(0.6)	(0.8)	(0.8)	(0.2)	(1.6)	(1.5)	(1.8)
DAC amortization	20.9	33.8	(11.5)	18.6	1.9	7.3	14.7	12.5	14.4

DAC deferral net of amortization	19.9	33.0	(12.1)	17.7	1.2	7.1	13.1	11.0	12.6
PVIF amortization	11.7	12.8	5.5	3.0	(5.7)	(0.7)	(7.3)	3.0	0.1
Total underwriting, acquisition, insurance and other expenses	52.5	67.6	13.6	40.1	16.8	27.0	26.6	37.6	35.7

Total Benefits and Expenses	71.5	91.4	36.7	58.3	41.1	49.6	59.9	66.6	64.5

Federal income taxes	(0.3)	0.2	(2.8)	3.8	6.6	6.1	5.1	3.2	9.3

Net Income	9.3	0.2	17.9	6.8	12.4	11.5	12.2	5.9	17.2

Less:
Realized gains (losses) on investments	3.2	0.9	0.8	(0.0)	0.0	0.2	(0.9)	(0.3)	(0.0)
Gain on sale of subsidiaries/ businesses									6.6
Restructuring charges			1.7

Income from Operations	6.1	(0.6)	15.3	6.8	12.4	11.3	13.0	6.2	10.7

Effective tax rate on Income from Operations	(37.0%)	25.4%	(26.1%)	35.5%	34.7%	35.0%	29.5%	35.0%	35.0%
Revenue	80.5	91.8	51.8	68.9	60.2	67.3	77.1	75.8	91.0
Less:
Realized gains (losses) on investments	4.5	1.2	1.2	(0.0)	0.0	0.3	(1.3)	(0.4)	(0.1)
Gain on sale of subsidiaries/ businesses									10.1

Operating Revenue	75.9	90.6	50.6	68.9	60.2	67.0	78.4	76.1	81.0

Average capital	544.9	525.3	544.0	532.6	487.9	452.2	443.1	447.9	421.2
Net Income return on average capital	6.8%	0.2%	13.2%	5.1%	10.2%	10.2%	11.0%	5.3%	16.4%
Income from operations return on average capital	4.5%	(0.5%)	11.3%	5.1%	10.2%	10.0%	11.8%	5.5%	10.2%

Roll Forward of Deferred Acquisition Costs
Balance at beginning-of-year	569.4	591.0	571.8	597.6	569.1	595.1	590.9	620.7	629.6
Deferral	1.0	0.9	0.6	0.8	0.8	0.2	1.6	1.5	1.8
Amortization	(20.9)	(33.8)	11.5	(18.6)	(1.9)	(7.3)	(14.7)	(12.5)	(14.4)

Included in Total Benefits and Expenses	(19.9)	(33.0)	12.1	(17.7)	(1.1)	(7.1)	(13.1)	(11.0)	(12.6)
Foreign currency translation adjustment	41.6	13.8	13.7	(10.8)	27.2	2.8	42.8	19.9	(8.4)

Balance at end-of-year	591.0	571.8	597.6	569.1	595.1	590.9	620.7	629.6	608.6

Roll Forward of Present Value of In-Force
Balance at beginning-of-year	238.3	243.9	236.8	237.4	230.1	247.0	249.0	274.7	280.5
Amortization	(11.7)	(12.8)	(5.5)	(3.0)	5.7	0.7	7.3	(3.0)	(0.1)
Foreign currency translation adjustment	17.4	5.7	6.1	(4.3)	11.2	1.3	18.4	8.9	(3.7)

Balance at end-of-year	243.9	236.8	237.4	230.1	247.0	249.0	274.7	280.5	276.7

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

Lincoln UK

Operational Data

Unaudited [Billions of Dollars]

For the Year Ended December 31	1999	2000	2001	2002	2003
Unit Linked Assets - Beg-of-Year	6.265	7.220	6.441	5.607	5.079
Deposits	0.537	0.554	0.481	0.453	0.392
Withdrawals (incl. chgs) & Deaths	(0.566)	(0.644)	(0.529)	(0.519)	(0.614)

Net Flows	(0.029)	(0.090)	(0.048)	(0.066)	(0.222)
Inv Inc & Chg in Mkt Val	1.154	(0.154)	(0.617)	(1.004)	0.918
Foreign Currency Adjustment	(0.170)	(0.536)	(0.169)	0.542	0.616

Unit Linked Assets - End-of-Year	7.220	6.441	5.607	5.079	6.390

Individual Life In-force	25.698	24.290	20.878	18.896	20.393
Exchange Rate - Dollars to Pounds
For-the-Period	1.617	1.518	1.441	1.503	1.638
End-of-Period	1.615	1.493	1.456	1.610	1.786

For the Quarter Ended	Sep 2001	Dec 2001	Mar 2002	Jun 2002	Sep 2002	Dec 2002	Mar 2003	Jun 2003	Sep 2003	Dec 2003	Mar 2004	Jun 2004
Unit Linked Assets
Balance-Beg-of-Quarter	5.768	5.218	5.607	5.618	5.520	4.825	5.079	4.748	5.468	5.692	6.390	6.528
Deposits	0.128	0.111	0.114	0.115	0.119	0.104	0.094	0.090	0.113	0.095	0.083	0.085
Withdrawals (incl. chgs) & Deaths	(0.136)	(0.115)	(0.127)	(0.137)	(0.126)	(0.129)	(0.153)	(0.137)	(0.152)	(0.172)	(0.172)	(0.177)

Net Flows	(0.009)	(0.004)	(0.013)	(0.022)	(0.006)	(0.025)	(0.059)	(0.047)	(0.039)	(0.077)	(0.090)	(0.092)
Inv Inc & Chg in Mkt Val	(0.768)	0.457	0.141	(0.479)	(0.812)	0.146	(0.184)	0.549	0.205	0.348	0.020	0.127
Foreign Currency Adjustment	0.226	(0.063)	(0.117)	0.403	0.123	0.133	(0.087)	0.218	0.059	0.427	0.207	(0.087)

Unit Linked Assets - End-of-Quarter	5.218	5.607	5.618	5.520	4.825	5.079	4.748	5.468	5.692	6.390	6.528	6.476

Individual Life In-force	21.299	20.878	20.010	20.401	19.815	18.896	18.512	19.138	19.258	20.393	20.522	19.846
Exchange Rate - Dollars to Pounds
For-the-Quarter	1.442	1.448	1.423	1.464	1.555	1.570	1.605	1.618	1.615	1.714	1.836	1.814
End-of-Quarter	1.474	1.456	1.426	1.532	1.569	1.610	1.580	1.656	1.664	1.786	1.844	1.819

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

Other Operations

Unaudited [Millions of Dollars]

For the Year Ended December 31	1999	2000	2001	2002	2003	YTD Jun 2003	YTD Jun 2004
Revenue	1,966.0	1,946.9	1,827.3	372.4	575.8	149.2	178.3
Less:
Realized gains (losses) on investments	14.4	(5.0)	8.2	25.6	(7.1)	0.2	1.1
Gains (losses) on derivatives			(9.7)	0.9	7.6	(0.2)	(0.1)
Gain (loss) on reinsurance derivative/trading account securities					1.9		1.1
Amortization of deferred gain-reserve development				(0.8)	3.6	(0.4)	0.7
Gain on sale of subsidiaries/ businesses			12.8	(8.3)			14.0
Mark-to-market adjustment on reclass. From AFS to trading account securities					285.5

Operating Revenue	1,951.6	1,951.9	1,815.9	355.0	284.2	149.6	161.6

Operating Revenue by Source:
Lincoln Financial Advisors	317.0	377.5	360.7	318.0	316.9	144.7	188.0
Lincoln Financial Distributors	107.5	119.9	113.4	127.3	140.9	64.8	115.9

Total Distribution	424.4	497.4	474.0	445.4	457.8	209.5	304.0
Reinsurance	1,824.1	1,770.6	1,699.4
Amortization of deferred gain on indemnity reinsurance*			20.4	75.2	72.3	36.6	35.8
Other [Including
Consolidating Adjustments]	(296.9)	(316.0)	(377.9)	(165.6)	(245.8)	(96.5)	(178.1)

Total Operating Revenue	1,951.6	1,951.9	1,815.9	355.0	284.2	149.6	161.6

Income (Loss)
Net Loss	(76.1)	(18.2)	(6.6)	(247.3)	(113.7)	(43.3)	(35.7)
Less:
Restructuring charges	(3.2)	1.0	(19.5)	1.1	(4.7)		(5.5)
Realized gains (losses) on investments	10.2	(3.2)	5.9	16.7	(4.7)	0.1	0.7
Gains (losses) on derivatives			(6.3)	0.6	5.0	(0.1)	(0.1)
Net gain (loss) on reinsurance derivative/trading account securities					1.3		0.7
Gain on sale of subsidiaries/ businesses			15.0	(9.4)			9.0
Reserve development/ amortization of deferred gain				(199.1)	(18.5)	(0.2)	0.4
Loss on early retirement of subordinated debt					(3.7)
Mark-to-market adjustment on reclass from AFS to trading account securities					185.6
Cumulative effect of accounting change			(2.7)		(192.2)

Operating Income (Loss)	(83.1)	(16.0)	1.0	(57.2)	(81.8)	(43.0)	(41.0)

Income (Loss) from Operations by Source:
Lincoln Financial Advisors	(20.8)	(15.4)	(20.1)	(31.4)	(33.2)	(17.8)	(14.0)
Lincoln Financial Distributors	(14.0)	(19.6)	(33.2)	(35.2)	(33.4)	(18.8)	(11.1)

Total Distribution	(34.8)	(35.0)	(53.3)	(66.6)	(66.6)	(36.6)	(25.1)
Reinsurance	40.1	122.5	128.8
Amortization of deferred gain on indemnity reinsurance*			12.9	48.9	47.0	23.8	23.3
LNC Financing	(83.5)	(84.9)	(77.9)	(43.0)	(56.7)	(29.7)	(30.2)
Other Corporate	(5.0)	(18.6)	(9.5)	3.5	(5.4)	(0.5)	(9.0)

Income (Loss) from Operations	(83.1)	(16.0)	1.0	(57.2)	(81.8)	(43.0)	(41.0)

For the Quarter Ended	Jun 2002	Sep 2002	Dec 2002	Mar 2003	Jun 2003	Sep 2003	Dec 2003	Mar 2004	Jun 2004
Revenue	88.5	91.8	103.6	73.0	76.1	74.8	351.9	54.7	123.6
Less:
Realized gains (losses) on investments	(3.8)	33.2	1.2	0.4	(0.2)	(7.6)	0.3	0.3	0.8
Gains (losses) on derivatives	(0.1)	0.6	0.3	(0.4)	0.2	7.7	0.2	(0.2)	0.0
Gain (loss) on reinsurance derivative/trading account securities							1.9	(1.9)	2.9
Amort. of deferred gain-reserve development		(1.4)	0.5	(0.2)	(0.2)	3.7	0.3	0.3	0.3
Gain on sale of subsidiaries/ businesses			(8.3)						14.0
Mark-to-market adjustment on reclassification from AFS to trading account securities							285.5

Operating Revenue	92.4	59.4	109.8	73.3	76.3	70.9	63.7	56.1	105.5

Operating Revenue by Source:
Lincoln Financial Advisors	78.1	74.4	89.6	69.4	75.3	76.7	95.5	92.0	96.0
Lincoln Financial Distributors	29.3	31.8	36.9	35.4	29.4	32.2	43.9	57.5	58.4

Total Distribution	107.4	106.2	126.5	104.8	104.6	108.9	139.5	149.6	154.4
Reinsurance
Amortization of deferred gain on indemnity reinsurance*	22.1	22.1	6.9	18.4	18.2	18.3	17.4	17.9	17.9
Other [Including Consolidating Adjustments]	(37.1)	(68.9)	(23.6)	(49.9)	(46.6)	(56.2)	(93.1)	(111.3)	(66.8)

Total Operating Revenue	92.4	59.4	109.8	73.3	76.3	70.9	63.7	56.1	105.5

Income (Loss)
Net Income (Loss)	(25.8)	(172.1)	(32.6)	(21.7)	(21.6)	(42.4)	(28.1)	(24.8)	(10.9)
Less:
Restructuring charges		1.1	0.0			(2.4)	(2.4)	(3.6)	(1.9)
Realized gains (losses) on investments	(2.4)	21.6	0.8	0.5	(0.4)	(4.9)	0.1	0.2	0.5
Gains (losses) on derivatives	(0.1)	0.4	0.2	(0.5)	0.4	5.0	0.1	(0.1)	0.0
Net gain (loss) on reinsurance derivative/trading account securities							1.3	(1.2)	1.9
Gain on sale of subsidiaries/ businesses			(9.4)						9.0
Reserve development/ amortization of deferred gain	(14.4)	(176.4)	(8.2)	(0.1)	(0.1)	(18.5)	0.2	0.2	0.2
Loss on early retirement of subordinated debt						(3.7)
Mark-to-market adjustment on reclassification from AFS to trading account securities							185.6
Cumulative effect - reinsurance embedded derivative acctg.							(192.2)

Income (Loss) from Operations	(8.9)	(18.8)	(15.9)	(21.5)	(21.5)	(18.0)	(20.8)	(20.3)	(20.7)

Income from Operations by Source:
Lincoln Financial Advisors	(8.7)	(8.9)	(3.7)	(10.4)	(7.4)	(7.4)	(8.0)	(8.7)	(5.3)
Lincoln Financial Distributors	(7.6)	(13.1)	(8.0)	(8.1)	(10.7)	(7.5)	(7.1)	(4.6)	(6.4)

Total Distribution	(16.3)	(22.0)	(11.7)	(18.4)	(18.1)	(15.0)	(15.1)	(13.3)	(11.8)
Reinsurance
Amortization of deferred gain on indemnity reinsurance*	14.4	14.4	4.5	11.9	11.9	11.9	11.3	11.6	11.7
LNC Financing	(10.2)	(11.0)	(13.5)	(15.3)	(14.4)	(13.3)	(13.7)	(14.6)	(15.6)
Other Corporate	3.2	(0.2)	4.9	0.3	(0.8)	(1.5)	(3.4)	(4.0)	(5.0)

Income(Loss) from Operations	(8.9)	(18.8)	(15.9)	(21.5)	(21.5)	(18.0)	(20.8)	(20.3)	(20.7)

*	The amortization of deferred gain on sale of reinsurance business represents the amortization of deferred gain recognized on the business sold through indemnity reinsurance to Swiss Re.

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

Consolidated Domestic Deposits/Account Balances

Unaudited [Billions of Dollars]

						YTD Jun 2003	YTD Jun 2004
	1999	2000	2001	2002	2003
Deposits - For the Year
Lincoln Retirement - Fixed Annuities	2.563	2.074	3.342	3.672	3.125	1.555	1.596
Lincoln Retirement - Variable Annuities	2.553	3.165	3.067	2.743	3.119	1.232	2.831
Lincoln Retirement - Life Insurance	0.017	0.014	0.012
Life Insurance Segment - Life Insurance	1.698	1.884	1.934	2.138	2.259	1.012	1.009
Inv Mgmt - Annuities	1.561	1.782	1.701	2.751	2.151	1.016	1.420
Inv Mgmt - Mutual Funds	2.151	2.577	1.523	1.829	2.315	1.009	1.634
Inv Mgmt - Managed Acct. & Other	0.549	0.525	0.469	1.115	1.116	0.398	1.514
Consolidating Adjustments	(0.499)	(0.765)	(0.608)	(1.576)	(0.864)	(0.382)	(0.450)

Total Gross Retail Deposits	10.593	11.256	11.439	12.671	13.222	5.839	9.553

Investment Management Segment - Instit.	7.250	3.501	3.826	5.194	5.859	1.939	5.954
Consolidating Adjustments		(0.152)	(0.207)	(0.232)	(0.150)	(0.078)	(0.054)

Total Gross Deposits	17.843	14.605	15.058	17.634	18.931	7.700	15.453

Account Balances - End of Year
Lincoln Retirement - Fixed Annuities	16.791	15.394	16.491	18.085	18.868
Lincoln Retirement - Variable Annuities	41.493	39.427	34.638	27.438	35.786
Lincoln Retirement - Life Insurance	0.155	0.160	0.149
Life Insurance Segment - Life Insurance	10.217	10.847	11.377	12.086	13.420
Inv Mgmt - Annuities	15.557	13.527	11.835	9.981	12.691
Inv Mgmt - Mutual Funds	13.633	13.260	11.554	10.296	12.614
Inv Mgmt - Managed Acct. & Other	1.618	1.342	1.719	2.270	3.768
Consolidating Adjustments	(9.175)	(7.757)	(6.676)	(5.123)	(6.553)

Total Retail Account Balances	90.289	86.200	81.088	75.033	90.593

Investment Management Segment - Instit.	30.568	25.225	23.305	23.948	33.722
Consolidating Adjustments	(1.014)	(1.434)	(1.211)	(0.924)	(1.183)

Total Account Balances	119.843	109.991	103.181	98.057	123.132

	Sep 2001	Dec 2001	Mar 2002	Jun 2002	Sep 2002	Dec 2002	Mar 2003	Jun 2003	Sep 2003	Dec 2003	Mar 2004	Jun 2004
Deposits - For the Quarter
Lincoln Retirement - Fixed Annuities	0.896	1.218	0.906	0.853	1.091	0.822	0.776	0.778	0.778	0.792	0.817	0.779
Lincoln Retirement - Variable Annuities	0.684	0.793	0.808	0.787	0.603	0.545	0.648	0.584	0.800	1.087	1.407	1.424
Lincoln Retirement - Life Insurance	0.003	0.002
Life Insurance Segment - Life Insurance	0.434	0.605	0.440	0.577	0.484	0.636	0.486	0.526	0.586	0.661	0.501	0.507
Inv Mgmt – Annuities	0.434	0.323	0.589	0.601	0.756	0.806	0.488	0.528	0.573	0.562	0.753	0.668
Inv Mgmt - Mutual Funds	0.336	0.348	0.452	0.562	0.416	0.399	0.450	0.558	0.644	0.663	0.905	0.729
Inv Mgmt - Managed Acct. & Other	0.074	0.127	0.159	0.194	0.293	0.469	0.202	0.196	0.277	0.441	0.793	0.721
Consolidating Adjustments	(0.193)	(0.159)	(0.280)	(0.333)	(0.437)	(0.525)	(0.171)	(0.211)	(0.288)	(0.193)	(0.271)	(0.180)

Total Gross Retail Deposits	2.669	3.258	3.074	3.240	3.206	3.151	2.880	2.960	3.370	4.012	4.905	4.648

Investment Management Segment - Instit.	0.883	0.696	1.476	1.232	1.162	1.323	1.086	0.853	1.943	1.978	2.623	3.331
Consolidating Adjustments	(0.069)	(0.035)	(0.046)	(0.069)	(0.040)	(0.076)	(0.053)	(0.025)	(0.025)	(0.047)	(0.020)	(0.035)

Total Gross Deposits	3.483	3.918	4.505	4.403	4.328	4.398	3.913	3.788	5.288	5.943	7.509	7.945

Account Balances - End of Quarter
Lincoln Retirement - Fixed Annuities	16.051	16.491	16.534	16.910	17.650	18.085	18.537	18.696	18.868	18.868	18.930	19.143
Lincoln Retirement - Variable Annuities	30.506	34.638	35.150	31.206	25.942	27.438	26.474	30.457	31.709	35.786	37.619	38.398
Lincoln Retirement - Life Insurance	0.134	0.149
Life Insurance Segment - Life Insurance	10.939	11.377	11.667	11.759	11.726	12.086	12.233	12.663	12.958	13.420	13.606	13.770
Inv Mgmt – Annuities	10.714	11.835	11.920	10.896	9.327	9.981	9.660	11.002	11.392	12.691	13.294	13.355
Inv Mgmt - Mutual Funds	10.727	11.554	11.599	11.036	10.072	10.296	10.241	11.356	11.615	12.614	13.199	12.971
Inv Mgmt - Managed Acct. & Other	1.635	1.719	1.821	1.847	1.820	2.270	2.292	2.737	3.037	3.768	4.366	5.051
Consolidating Adjustments	(6.002)	(6.676)	(6.640)	(6.000)	(4.940)	(5.123)	(4.891)	(5.628)	(5.792)	(6.553)	(6.881)	(6.829)

Total Retail Account Balances	74.705	81.088	82.051	77.654	71.597	75.033	74.546	81.283	83.787	90.593	94.133	95.860

Investment Management Segment - Instit.	21.881	23.305	24.661	24.963	22.143	23.948	23.526	27.360	29.085	33.722	36.216	38.268
Consolidating Adjustments	(1.066)	(1.211)	(1.186)	(1.045)	(0.866)	(0.924)	(0.933)	(1.049)	(1.044)	(1.183)	(1.176)	(1.168)

Total Account Balances	95.520	103.181	105.527	101.573	92.874	98.057	97.140	107.595	111.828	123.132	129.173	132.961

Total Domestic Net Flows

Unaudited [Billions of Dollars]

For the Year	1999	2000	2001	2002	2003	YTD Jun 2003	YTD Jun 2004
Lincoln Retirement	(1.165)	(2.874)	0.105	0.453	1.007	0.195	1.412
Life Insurance Segment	0.985	1.158	1.163	1.320	1.377	0.621	0.539
Investment Management Segment - Retail	(2.214)	(1.500)	(0.375)	0.806	1.271	0.316	1.585
Consolidating Adjustments	1.276	1.022	0.035	(0.082)	0.064	0.159	(0.036)

Total Retail Net Flows	(1.118)	(2.194)	0.927	2.496	3.719	1.291	3.501

Investment Management Segment - Institutional	(2.239)	(5.693)	(0.231)	2.106	2.478	0.618	3.703
Consolidating Adjustments		0.035	(0.015)	0.005	(0.002)	(0.021)	0.037

Total Net Flows	(3.357)	(7.853)	0.681	4.608	6.195	1.889	7.241

For the Quarter	Sep 2001	Dec 2001	Mar 2002	Jun 2002	Sep 2002	Dec 2002	Mar 2003	Jun 2003	Sep 2003	Dec 2003	Mar 2004	Jun 2004
Lincoln Retirement	0.261	0.631	0.088	0.223	0.068	0.074	0.095	0.099	0.277	0.536	0.712	0.701
Life Insurance Segment	0.239	0.383	0.236	0.385	0.297	0.402	0.296	0.324	0.355	0.402	0.248	0.291
Investment Management Segment - Retail	(0.118)	(0.091)	0.089	0.167	0.048	0.502	0.014	0.302	0.370	0.584	0.969	0.617
Consolidating Adjustments	(0.002)	(0.169)	0.009	(0.038)	0.133	(0.187)	0.162	(0.003)	(0.038)	(0.058)	(0.096)	0.060

Total Retail Net Flows	0.380	0.754	0.423	0.737	0.545	0.791	0.568	0.723	0.965	1.464	1.832	1.669

Investment Management Segment - Instit.	(0.155)	(0.103)	0.731	0.455	0.348	0.572	0.330	0.289	0.799	1.061	1.661	2.043
Consolidating Adjustments	(0.030)	0.016	0.022	(0.026)	0.008	0.001	(0.030)	0.009	0.035	(0.017)	0.038	(0.001)

Total Net Flows	0.195	0.667	1.176	1.166	0.901	1.364	0.868	1.021	1.799	2.508	3.530	3.710

NOTE: Excludes amounts reported as Assets Under Management - Insurance Assets

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

Consolidated Domestic Deposits/Account Balances (excluding Institutional Assets

Managed by Delaware’s London-based International Investment Unit)

Unaudited [Billions of Dollars]

	1999	2000	2001	2002	2003	YTD Jun 2003	YTD Jun 2004
Deposits - For the Year
Lincoln Retirement - Fixed Annuities	2.563	2.074	3.342	3.672	3.125	1.555	1.596
Lincoln Retirement - Variable Annuities	2.553	3.165	3.067	2.743	3.119	1.232	2.831
Lincoln Retirement - Life Insurance	0.017	0.014	0.012
Life Insurance Segment - Life Insurance	1.698	1.884	1.934	2.138	2.259	1.012	1.009
Inv Mgmt – Annuities	1.561	1.782	1.701	2.751	2.151	1.016	1.420
Inv Mgmt - Mutual Funds	2.151	2.577	1.523	1.829	2.315	1.009	1.634
Inv Mgmt - Managed Acct. & Other	0.549	0.525	0.469	1.115	1.116	0.398	1.514
Consolidating Adjustments	(0.499)	(0.765)	(0.608)	(1.576)	(0.864)	(0.382)	(0.450)

Total Gross Retail Deposits	10.593	11.256	11.439	12.671	13.222	5.839	9.553

Investment Management Segment - Instit.	3.673	2.018	2.079	3.949	3.457	1.420	2.721
Consolidating Adjustments		(0.152)	(0.207)	(0.232)	(0.150)	(0.078)	(0.054)

Total Gross Deposits	14.266	13.122	13.311	16.389	16.529	7.181	12.220

Account Balances - End of Year
Lincoln Retirement - Fixed Annuities	16.791	15.394	16.491	18.085	18.868
Lincoln Retirement - Variable Annuities	41.493	39.427	34.638	27.438	35.786
Lincoln Retirement - Life Insurance	0.155	0.160	0.149
Life Insurance Segment - Life Insurance	10.217	10.847	11.377	12.086	13.420
Inv Mgmt – Annuities	15.557	13.527	11.835	9.981	12.691
Inv Mgmt - Mutual Funds	13.633	13.260	11.554	10.296	12.614
Inv Mgmt - Managed Acct. & Other	1.618	1.342	1.719	2.270	3.768
Consolidating Adjustments	(9.175)	(7.757)	(6.676)	(5.123)	(6.553)

Total Retail Account Balances	90.289	86.200	81.088	75.033	90.593

Investment Management Segment - Instit.	18.169	13.462	11.757	12.551	16.587
Consolidating Adjustments	(1.014)	(1.434)	(1.211)	(0.924)	(1.183)

Total Account Balances	107.443	98.228	91.634	86.661	105.997

	Sep 2001	Dec 2001	Mar 2002	Jun 2002	Sep 2002	Dec 2002	Mar 2003	Jun 2003	Sep 2003	Dec 2003	Mar 2004	Jun 2004
Deposits - For the Quarter
Lincoln Retirement - Fixed Annuities	0.896	1.218	0.906	0.853	1.091	0.822	0.776	0.778	0.778	0.792	0.817	0.779
Lincoln Retirement - Variable Annuities	0.684	0.793	0.808	0.787	0.603	0.545	0.648	0.584	0.800	1.087	1.407	1.424
Lincoln Retirement - Life Insurance	0.003	0.002
Life Insurance Segment - Life Insurance	0.434	0.605	0.440	0.577	0.484	0.636	0.486	0.526	0.586	0.661	0.501	0.507
Inv Mgmt - Annuities	0.434	0.323	0.589	0.601	0.756	0.806	0.488	0.528	0.573	0.562	0.753	0.668
Inv Mgmt - Mutual Funds	0.336	0.348	0.452	0.562	0.416	0.399	0.450	0.558	0.644	0.663	0.905	0.729
Inv Mgmt - Managed Acct. & Other	0.074	0.127	0.159	0.194	0.293	0.469	0.202	0.196	0.277	0.441	0.793	0.721
Consolidating Adjustments	(0.193)	(0.159)	(0.280)	(0.333)	(0.437)	(0.525)	(0.171)	(0.211)	(0.288)	(0.193)	(0.271)	(0.180)

Total Gross Retail Deposits	2.669	3.258	3.074	3.240	3.206	3.151	2.880	2.960	3.370	4.012	4.905	4.648

Investment Management Segment - Instit.	0.607	0.299	1.041	0.892	0.992	1.024	0.917	0.502	1.119	0.919	1.278	1.443
Consolidating Adjustments	(0.069)	(0.035)	(0.046)	(0.069)	(0.040)	(0.076)	(0.053)	(0.025)	(0.025)	(0.047)	(0.020)	(0.035)

Total Gross Deposits	3.207	3.522	4.069	4.062	4.158	4.099	3.744	3.437	4.465	4.883	6.163	6.056

Account Balances - End of Quarter
Lincoln Retirement - Fixed Annuities	16.051	16.491	16.534	16.910	17.650	18.085	18.537	18.696	18.868	18.868	18.930	19.143
Lincoln Retirement - Variable Annuities	30.506	34.638	35.150	31.206	25.942	27.438	26.474	30.457	31.709	35.786	37.619	38.398
Lincoln Retirement - Life Insurance	0.134	0.149
Life Insurance Segment - Life Insurance	10.939	11.377	11.667	11.759	11.726	12.086	12.233	12.663	12.958	13.420	13.606	13.770
Inv Mgmt - Annuities	10.714	11.835	11.920	10.896	9.327	9.981	9.660	11.002	11.392	12.691	13.294	13.355
Inv Mgmt - Mutual Funds	10.727	11.554	11.599	11.036	10.072	10.296	10.241	11.356	11.615	12.614	13.199	12.971
Inv Mgmt - Managed Acct. & Other	1.635	1.719	1.821	1.847	1.820	2.270	2.292	2.737	3.037	3.768	4.366	5.051
Consolidating Adjustments	(6.002)	(6.676)	(6.640)	(6.000)	(4.940)	(5.123)	(4.891)	(5.628)	(5.792)	(6.553)	(6.881)	(6.829)

Total Retail Account Balances	74.705	81.088	82.051	77.654	71.597	75.033	74.546	81.283	83.787	90.593	94.133	95.860

Investment Management Segment - Instit.	11.238	11.757	12.593	12.300	11.320	12.551	12.767	14.160	14.898	16.587	17.522	17.710
Consolidating Adjustments	(1.066)	(1.211)	(1.186)	(1.045)	(0.866)	(0.924)	(0.933)	(1.049)	(1.044)	(1.183)	(1.176)	(1.168)

Total Account Balances	84.876	91.634	93.458	88.910	82.050	86.661	86.381	94.395	97.641	105.997	110.479	112.403

Total Domestic Net Flows (excluding International Investments)

Unaudited [Billions of Dollars]

For the Year	1999	2000	2001	2002	2003	YTD Jun 2003	YTD Jun 2004
Lincoln Retirement	(1.165)	(2.874)	0.105	0.453	1.007	0.195	1.412
Life Insurance Segment	0.985	1.158	1.163	1.320	1.377	0.621	0.539
Investment Management Segment - Retail	(2.214)	(1.500)	(0.375)	0.806	1.271	0.316	1.585
Consolidating Adjustments	1.276	1.022	0.035	(0.082)	0.064	0.159	(0.036)

Total Retail Net Flows	(1.118)	(2.194)	0.927	2.496	3.719	1.291	3.501

Investment Management Segment - Institutional	(4.893)	(5.143)	(0.950)	1.890	1.390	0.521	0.902
Consolidating Adjustments		0.035	(0.015)	0.005	(0.002)	(0.021)	0.037

Total Net Flows	(6.011)	(7.302)	(0.037)	4.391	5.107	1.791	4.439

For the Quarter	Sep 2001	Dec 2001	Mar 2002	Jun 2002	Sep 2002	Dec 2002	Mar 2003	Jun 2003	Sep 2003	Dec 2003	Mar 2004	Jun 2004
Lincoln Retirement	0.261	0.631	0.088	0.223	0.068	0.074	0.095	0.099	0.277	0.536	0.712	0.701
Life Insurance Segment	0.239	0.383	0.236	0.385	0.297	0.402	0.296	0.324	0.355	0.402	0.248	0.291
Investment Management Segment - Retail	(0.118)	(0.091)	0.089	0.167	0.048	0.502	0.014	0.302	0.370	0.584	0.969	0.617
Consolidating Adjustments	(0.002)	(0.169)	0.009	(0.038)	0.133	(0.187)	0.162	(0.003)	(0.038)	(0.058)	(0.096)	0.060

Total Retail Net Flows	0.380	0.754	0.423	0.737	0.545	0.791	0.568	0.723	0.965	1.464	1.832	1.669

Investment Management Segment - Instit.	(0.044)	(0.303)	0.565	0.318	0.336	0.671	0.559	(0.039)	0.403	0.466	0.535	0.367
Consolidating Adjustments	(0.030)	0.016	0.022	(0.026)	0.008	0.001	(0.030)	0.009	0.035	(0.017)	0.038	(0.001)

Total Net Flows	0.306	0.467	1.009	1.029	0.890	1.463	1.098	0.693	1.403	1.913	2.405	2.034

NOTE: Excludes amounts reported as Assets Under Management - Insurance Assets

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

PAGE 33A

Consolidated Investment Data - Assets Managed

Unaudited [Billions of Dollars]

For the Year Ended December 31	1999	2000	2001	2002	2003
Assets Managed by Source
LNC’s Investments and Cash
Fixed maturity securities - available for sale	27.689	27.450	28.346	32.767	32.769
Equity securities - available for sale	0.604	0.550	0.470	0.337	0.199
Trading securities					3.120
Other investments	7.286	7.369	7.297	6.895	6.689

Total LNC Investments	35.578	35.369	36.113	40.000	42.778
Separate accounts	53.654	50.580	44.833	36.178	46.565
Cash and invested cash	1.896	1.927	3.095	1.691	1.711
Discontinued operations

Total LNC	91.128	87.876	84.042	77.869	91.054

Non-affiliate assets managed	49.314	41.861	38.421	38.052	49.587

Total Assets Managed	140.443	129.737	122.463	115.921	140.641

Assets Managed by Advisor
Investment Management segment	61.375	53.355	48.412	46.495	62.794
(See page 28 for additional detail)
DLIA-Corp	35.934	35.686	38.119	41.104	43.024
(Assets managed internally-see page 28)
Lincoln (UK)	8.589	7.873	6.847	6.351	7.668
Policy Loans (within business units)	1.892	1.961	1.940	1.946	1.924
Non-LNC Affiliates	32.653	30.862	27.145	20.026	25.231

Total Assets Managed	140.443	129.737	122.463	115.921	140.641

For the Quarter Ended	Sep 2001	Dec 2001	Mar 2002	Jun 2002	Sep 2002	Dec 2002	Mar 2003	Jun 2003	Sep 2003	Dec 2003	Mar 2004	Jun 2004
Assets Managed by Source
LNC’s Investments and Cash:
Fixed maturity securities - available for sale	28.932	28.346	28.841	29.725	32.037	32.767	33.887	35.355	35.384	32.769	33.667	32.808
Equity securities - available for sale	0.478	0.470	0.439	0.419	0.397	0.337	0.249	0.257	0.243	0.199	0.198	0.183
Trading securities										3.120	3.191	3.088
Other investments	7.379	7.297	7.084	7.016	6.928	6.895	6.872	6.980	6.796	6.689	6.446	6.284

Total LNC Investments	36.788	36.113	36.363	37.160	39.363	40.000	41.008	42.592	42.423	42.778	43.502	42.362
Separate accounts	39.480	44.833	44.917	40.580	34.069	36.178	34.775	39.943	41.283	46.565	48.558	49.344
Cash and invested cash	1.996	3.095	1.700	2.265	1.600	1.691	1.635	1.946	1.961	1.711	2.256	2.214

Total LNC	78.264	84.042	82.979	80.005	75.031	77.869	77.419	84.480	85.667	91.054	94.315	93.920

Non-affiliate assets managed	35.889	38.421	39.853	39.531	35.650	38.052	37.501	42.917	45.176	49.587	54.977	57.361

Total Assets Managed	114.153	122.463	122.832	119.536	110.682	115.921	114.920	127.397	130.844	140.641	149.292	151.281

Assets Managed by Advisor
Investment Management segment	44.958	48.412	50.002	48.742	43.362	46.495	45.718	52.456	55.129	62.794	67.075	69.643
(See page 28 for additional detail)
DLIA-Corp	37.337	38.119	37.171	38.476	40.416	41.104	42.130	43.857	42.984	43.024	44.006	42.528
(Assets managed internally-see page 28)
Lincoln (UK)	6.474	6.847	6.772	6.753	6.068	6.351	5.962	6.726	6.887	7.668	7.837	7.763
Policy Loans (within business units)	1.943	1.940	1.918	1.906	1.899	1.946	1.929	1.920	1.910	1.924	1.877	1.871
Non-LNC Affiliates	23.442	27.145	26.970	23.659	18.937	20.026	19.181	22.439	23.933	25.231	28.497	29.476

Total Assets Managed	114.153	122.463	122.832	119.536	110.682	115.921	114.920	127.397	130.844	140.641	149.292	151.281

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

Consolidated Investment Data - Assets Managed (excluding Institutional Assets

Managed by Delaware’s London-based International Investment Unit)

Unaudited [Billions of Dollars]

For the Year Ended December 31	1999	2000	2001	2002	2003
Assets Managed by Source
LNC’s Investments and Cash
Fixed maturity securities - available for sale	27.689	27.450	28.346	32.767	32.769
Equity securities - available for sale	0.604	0.550	0.470	0.337	0.199
Trading securities					3.120
Other investments	7.286	7.369	7.297	6.895	6.689

Total LNC Investments	35.578	35.369	36.113	40.000	42.778
Separate accounts	53.654	50.580	44.833	36.178	46.565
Cash and invested cash	1.896	1.927	3.095	1.691	1.711
Discontinued operations

Total LNC	91.128	87.876	84.042	77.869	91.054

Non-affiliate assets managed	36.915	30.097	26.874	26.655	32.452

Total Assets Managed	128.043	117.973	110.916	104.524	123.506

Assets Managed by Advisor
Investment Management segment	48.975	41.591	36.865	35.098	45.659
(See page 28A for additional detail)
DLIA-Corp	35.934	35.686	38.119	41.104	43.024
(Assets managed internally-see page 28A)
Lincoln (UK)	8.589	7.873	6.847	6.351	7.668
Policy Loans (within business units)	1.892	1.961	1.940	1.946	1.924
Non-LNC Affiliates	32.653	30.862	27.145	20.026	25.231

Total Assets Managed	128.043	117.973	110.916	104.524	123.506

For the Quarter Ended	Sep 2001	Dec 2001	Mar 2002	Jun 2002	Sep 2002	Dec 2002	Mar 2003	Jun 2003	Sep 2003	Dec 2003	Mar 2004	Jun 2004
Assets Managed by Source
LNC’s Investments and Cash:
Fixed maturity securities - available for sale	28.932	28.346	28.841	29.725	32.037	32.767	33.887	35.355	35.384	32.769	33.667	32.808
Equity securities - available for sale	0.478	0.470	0.439	0.419	0.397	0.337	0.249	0.257	0.243	0.199	0.198	0.183
Trading securities										3.120	3.191	3.088
Other investments	7.379	7.297	7.084	7.016	6.928	6.895	6.872	6.980	6.796	6.689	6.446	6.284

Total LNC Investments	36.788	36.113	36.363	37.160	39.363	40.000	41.008	42.592	42.423	42.778	43.502	42.362
Separate accounts	39.480	44.833	44.917	40.580	34.069	36.178	34.775	39.943	41.283	46.565	48.558	49.344
Cash and invested cash	1.996	3.095	1.700	2.265	1.600	1.691	1.635	1.946	1.961	1.711	2.256	2.214

Total LNC	78.264	84.042	82.979	80.005	75.031	77.869	77.419	84.480	85.667	91.054	94.315	93.920

Non-affiliate assets managed	25.246	26.874	27.784	26.868	24.826	26.655	26.742	29.717	30.989	32.452	36.283	36.803

Total Assets Managed	103.510	110.916	110.763	106.873	99.858	104.524	104.161	114.197	116.657	123.506	130.598	130.723

Assets Managed by Advisor
Investment Management segment	34.314	36.865	37.933	36.079	32.539	35.098	34.959	39.256	40.942	45.659	48.381	49.085
(See page 28A for additional detail)
DLIA-Corp	37.337	38.119	37.171	38.476	40.416	41.104	42.130	43.857	42.984	43.024	44.006	42.528
(Assets managed internally-see page 28A)
Lincoln (UK)	6.474	6.847	6.772	6.753	6.068	6.351	5.962	6.726	6.887	7.668	7.837	7.763
Policy Loans (within business units)	1.943	1.940	1.918	1.906	1.899	1.946	1.929	1.920	1.910	1.924	1.877	1.871
Non-LNC Affiliates	23.442	27.145	26.970	23.659	18.937	20.026	19.181	22.439	23.933	25.231	28.497	29.476

Total Assets Managed	103.510	110.916	110.763	106.873	99.858	104.524	104.161	114.197	116.657	123.506	130.598	130.723

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

PAGE 34A

Consolidated Investment Data

Unaudited [Millions of Dollars]

For the Year Ended December 31	1999	2000	2001	2002	2003	YTD Jun 2003	YTD Jun 2004
Net Investment Income
Fixed maturity AFS securities	2,232.9	2,148.7	2,121.0	2,117.0	2,113.2	1,089.1	989.4
Equity AFS securities	20.1	19.5	17.6	15.4	12.3	5.7	4.4
Trading securities					46.5		96.0
Mortgage loans on real estate	369.2	373.8	374.5	356.8	338.3	165.8	192.6
Real estate	64.1	51.8	49.5	47.4	43.9	20.7	13.5
Policy loans	116.5	125.0	125.3	134.5	123.2	61.5	58.8
Invested cash	110.3	87.2	68.4	37.6	7.8	2.8	8.7
Other investments	51.8	66.8	69.4	16.3	48.8	18.9	38.8

Investment revenue	2,964.8	2,872.8	2,825.9	2,725.0	2,734.0	1,364.5	1,402.2
Investment expense	(122.4)	(88.7)	(117.1)	(93.1)	(95.4)	(49.6)	(41.6)

Net Investment Income	2,842.5	2,784.1	2,708.7	2,631.9	2,638.5	1,314.9	1,360.6

Gross-up of Tax Exempt Income	8.1	7.8	7.2	7.5	7.7	3.6	3.4

Adjusted Net Invest Income	2,850.5	2,791.9	2,715.9	2,639.4	2,646.2	1,318.4	1,364.0

Mean Invested Assets (Amortized Cost)	39,027.5	37,471.3	37,616.9	38,828.5	41,042.8	41,282.4	42,534.2
Ratio of Adjusted Net Invest Inc
Over Mean Invested Assets	7.30%	7.45%	7.22%	6.80%	6.45%	6.39%	6.41%
Investment Gains (Losses)
Realized Gains (Losses) on Investments	3.8	(17.5)	(68.7)	(177.2)	(11.0)	(59.4)	(19.4)
Gains(Losses) on Derivatives			(4.9)	0.8	(1.6)	(1.8)	(4.3)
Incr (Decr) in Unreal Gains on Sec Avail-for-Sale (after DAC/Tax)	(1,018.1)	477.7	183.7	557.6	39.8	364.5	(381.1)
Incr (Decr) on Derivatives			21.4	24.4	(6.3)	0.4	(3.6)
Securities Available-for-Sale
[Billions of Dollars]
Fixed Maturity Sec (Fair Value)	27.689	27.450	28.346	32.767	35.887	35.355	35.894
Fixed Maturity Sec (Amortized Cost)	28.357	27.373	27.956	31.103	33.743	32.257	34.648
Equity Securities (Fair Value)	0.604	0.550	0.470	0.337	0.201	0.257	0.185
Equity Securities (Amortized Cost)	0.481	0.458	0.444	0.334	0.176	0.244	0.165
% of Fixed Maturity Securities (Based on Fair Value)
Treasuries and AAA	22.8%	22.1%	17.2%	20.1%	22.8%	19.5%	23.3%
AA or better	29.8%	29.2%	23.6%	25.8%	29.3%	25.1%	29.5%
BB or less	8.0%	6.7%	8.3%	6.6%	6.8%	6.6%	7.1%

For the Quarter Ended	Jun 2002	Sep 2002	Dec 2002	Mar 2003	Jun 2003	Sep 2003	Dec 2003	Mar 2004	Jun 2004
Net Investment Income
Fixed maturity AFS securities	523.8	533.6	537.0	542.3	546.8	536.6	487.5	493.0	496.4
Equity AFS securities	4.3	2.7	5.1	2.8	2.9	3.9	2.7	2.4	2.0
Trading securities							46.5	47.5	48.6
Mortgage loans on real estate	90.2	90.8	86.4	81.6	84.3	94.5	77.9	100.4	92.1
Real estate	11.9	10.0	13.2	10.7	10.0	10.0	13.2	7.6	5.9
Policy loans	31.1	31.1	42.0	30.9	30.6	30.9	30.8	29.2	29.6
Invested cash	9.1	7.9	8.2	4.5	(1.7)	3.2	1.7	3.5	5.2
Other investments	9.8	(1.2)	(0.1)	8.2	10.7	8.9	20.9	15.0	23.8

Investment revenue	680.2	675.0	691.7	681.0	683.5	688.2	681.3	698.6	703.6
Investment expense	(22.8)	(22.7)	(24.4)	(26.3)	(23.3)	(23.8)	(22.1)	(21.0)	(20.5)

Net Investment Income	657.4	652.4	667.3	654.6	660.2	664.4	659.2	677.5	683.1

Gross-up of Tax Exempt Income	2.0	1.5	2.6	1.7	1.8	2.3	1.8	1.7	1.6

Adjusted Net Invest Income	659.4	653.9	669.9	656.4	662.0	666.8	661.0	679.3	684.8

Mean Invested Assets (Amortized Cost)	38,235.5	39,175.8	39,733.1	40,342.2	40,966.9	41,597.9	41,999.1	42,615.7	42,988.0
Ratio of Adjusted Net Invest Inc
Over Mean Invested Assets	6.90%	6.68%	6.74%	6.51%	6.46%	6.41%	6.30%	6.38%	6.37%
Investment Gains (Losses)
Realized Gains (Losses) on Investments	(52.7)	(23.6)	(33.3)	(58.2)	(1.1)	6.4	42.0	(7.9)	(11.6)
Gains (Losses) on Derivatives	0.3	0.1	0.2	(1.2)	(0.6)	5.9	(5.7)	(2.5)	(1.8)
Incr (Decr) in Unreal Gains on Sec Avail-for-Sale (after DAC/Tax)	293.8	491.9	(64.3)	118.7	245.9	(313.4)	(11.4)	244.9	(626.0)
Incr (Decr) on Derivatives	0.0	4.6	1.0	(3.4)	3.8	(5.6)	(1.1)	6.9	(10.5)
Available-for-Sale and Trading Securities
[Billions of Dollars]
Fixed Maturity Sec (Fair Value)	29.725	32.037	32.767	33.887	35.355	35.384	35.887	36.856	35.894
Fixed Maturity Sec (Amortized Cost)	28.335	30.431	31.103	31.905	32.257	32.896	33.743	34.031	34.648
Equity Securities (Fair Value)	0.419	0.397	0.337	0.249	0.257	0.243	0.201	0.200	0.185
Equity Securities (Amortized Cost)	0.374	0.374	0.334	0.247	0.244	0.223	0.176	0.171	0.165
% of Fixed Maturity Securities (Based on Fair Value)
Treasuries and AAA	18.2%	20.0%	20.1%	20.3%	19.5%	20.4%	22.8%	23.4%	23.3%
AA or better	25.0%	26.7%	25.8%	25.8%	25.1%	26.4%	29.3%	29.6%	29.5%
BB or less	6.4%	6.6%	6.6%	6.6%	6.6%	6.9%	6.8%	6.9%	7.1%

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

Common Stock / Debt Information

Unaudited [Dollars per Share, except Percentages]

For the Year Ended December 31	1993	1994	1995	1996	1997	1998	1999	2000	2001	2002	2003
Common Stock [1]
Highest Price	24.125	22.188	26.875	28.500	39.063	49.438	57.500	56.375	52.750	53.650	41.320
Lowest Price	17.344	17.313	17.313	20.375	24.500	33.500	36.000	22.625	38.000	25.150	24.730
Closing Price	21.750	17.500	26.875	26.250	39.063	40.907	40.000	47.313	48.570	31.580	40.370
Dividend Payout Ratio [2]	52.6%	51.0%	39.7%	38.2%	22.8%	43.9%	50.5%	38.3%	44.9%	273.5%	49.1%
Yield [3]	3.8%	4.9%	3.4%	3.7%	2.7%	2.7%	2.9%	2.6%	2.6%	4.2%	3.5%
Preferred Stock Dividend (Millions)	17.212	17.119	8.644	0.112	0.106	0.100	0.089	0.078	0.071	0.061	0.057
Debt: (End of Period)
Senior Debt Ratings
A.M. Best								a	a	a	a-
Fitch	AA-	AA-	AA-	AA-	AA-	A+	A+	A+	A+	A	A
Moody's	A2	A1	A2	A2	A2	A2	A2	A3	A3	A3	A3
Standard and Poors	A+	A+	A	A	A	A-	A-	A-	A-	A-	A-
Claims Paying Ratings:
Lincoln Life - A.M. Best	A+	A+	A+	A+	A+	A	A	A	A	A+	A+
Lincoln Life - Fitch	AAA	AAA	AA+	AA+	AA+	AA+	AA+	AA	AA	AA	AA
Lincoln Life - Moody's	A1	Aa3	Aa3	Aa3	Aa3	Aa3	Aa3	Aa3	Aa3	Aa3	Aa3
Lincoln Life - Standard & Poors	AA-	AA-	AA-	AA-	AA-	AA-	AA-	AA-	AA-	AA-	AA-
First Penn - A.M. Best*	A+	A+	A+	A+	A+	A	A	A	A	A+	A+
First Penn - Fitch					AA+	AA+	AA+	AA	AA	AA	AA
First Penn - Moody's					A1	A1	A1	A1	A1	A1	A1
First Penn - Standard & Poors*	AA-	AA-	AA-	AA-	AA-	AA-	AA-	AA-	AA-	AA-	AA-
LLA of New York - A.M. Best*				A+	A+	A	A	A	A	A+	A+
LLA of New York - Fitch*					AA+	AA+	AA+	AA	AA	AA	AA
LLA of New York - Moody's				A1	A1	A1	A1	A1	A1	A1	A1
LLA of New York - Standard & Poors*				AA-	AA-	AA-	AA-	AA-	AA-	AA-	AA-
Ratios
Debt to Total Capitalization [4]	21.1%	19.9%	22.8%	18.8%	17.0%	21.2%	23.2%	20.8%	21.3%	23.4%	20.7%
Debt to Equity [4]	26.7%	24.9%	29.5%	23.1%	20.5%	26.9%	30.3%	26.3%	27.0%	30.5%	26.1%

For the Quarter Ended	Sep 2001	Dec 2001	Mar 2002	Jun 2002	Sep 2002	Dec 2002	Mar 2003	Jun 2003	Sep 2003	Dec 2003	Mar 2004	Jun 2004
Common Stock:
Highest Price	52.750	49.450	53.650	52.540	42.080	35.950	35.700	37.500	38.640	41.320	48.870	50.380
Lowest Price	41.000	40.000	47.200	40.750	29.120	25.150	24.730	27.870	34.630	35.410	40.060	43.260
Closing Price	46.630	48.570	50.730	42.000	30.550	31.580	28.000	35.630	35.380	40.370	47.320	47.250
Yield [3]	2.6%	2.6%	2.5%	3.0%	4.2%	4.2%	4.8%	3.8%	3.8%	3.5%	3.0%	3.0%
Preferred Stock Dividend	0.017	0.017	0.016	0.015	0.015	0.015	0.014	0.016	0.014	0.014	0.013	0.013
(Millions)
Debt: (End of Period)
Senior Debt Ratings
A.M. Best	a	a	a	a	a	a	a	a	a	a-	a-	a-
Fitch	A+	A+	A+	A+	A	A	A	A	A	A	A	A
Moody's	A3	A3	A3	A3	A3	A3	A3	A3	A3	A3	A3	A3
Standard and Poors	A-	A-	A-	A-	A-	A-	A-	A-	A-	A-	A-	A-
Claims Paying Ratings:
Lincoln Life - A.M. Best	A	A	A	A+	A+	A+	A+	A+	A+	A+	A+	A+
Lincoln Life - Fitch	AA	AA	AA	AA	AA	AA	AA	AA	AA	AA	AA	AA
Lincoln Life - Moody's	Aa3	Aa3	Aa3	Aa3	Aa3	Aa3	Aa3	Aa3	Aa3	Aa3	Aa3	Aa3
Lincoln Life - Standard & Poors	AA-	AA-	AA-	AA-	AA-	AA-	AA-	AA-	AA-	AA-	AA-	AA-
First Penn - A.M. Best*	A	A	A	A+	A+	A+	A+	A+	A+	A+	A+	A+
First Penn - Fitch	AA	AA	AA	AA	AA	AA	AA	AA	AA	AA	AA	AA
First Penn - Moody's	A1	A1	A1	A1	A1	A1	A1	A1	A1	A1	A1	A1
First Penn - Standard & Poors*	AA-	AA-	AA-	AA-	AA-	AA-	AA-	AA-	AA-	AA-	AA-	AA-
LLA of New York - A.M. Best*	A	A	A	A+	A+	A+	A+	A+	A+	A+	A+	A+
LLA of New York - Fitch*	AA	AA	AA	AA	AA	AA	AA	AA	AA	AA	AA	AA
LLA of New York - Moody's	A1	A1	A1	A1	A1	A1	A1	A1	A1	A1	A1	A1
LLA of New York - Standard & Poors*	AA-	AA-	AA-	AA-	AA-	AA-	AA-	AA-	AA-	AA-	AA-	AA-
Ratios
Debt to Total Capitalization [4]	21.0%	21.3%	22.5%	22.5%	23.0%	23.4%	23.1%	22.3%	21.5%	20.7%	22.8%	22.6%
Debt to Equity [4]	26.6%	27.0%	29.1%	29.0%	29.9%	30.5%	30.0%	28.7%	27.5%	26.1%	29.5%	29.1%

*	Rating based on affiliation with Lincoln Life

[1]	Stock prices include 2-for-1 splits in June 1993 and June 1999

[2]	Indicated dividend divided by net income

[3]	Indicated dividend divided by the closing price

[4]	Equity used in calculation excludes accumulated other comprehensive income(loss). Junior subordinated debentures issued to affiliated trusts (hybrid securities) are considered 50% debt and 50% equity.

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.